                                                                     Exhibit 4.5

                        Dated                       2002
                             ----------------------

                       Baltimore Technologies (UK) Limited

                                     - and -

                         Baltimore Technologies Limited

                                      -and-

                           Baltimore Technologies plc

                                     - and -

                        AEP Systems International Limited

                                    AGREEMENT

                                 - relating to -

                The Sale and Purchase of The Hardware Business of
                       Baltimore Technologies (UK) Limited

                            L.K. Shields, Solicitors
                            39/40 Upper Mount Street
                                    Dublin 2
                                     Ireland

                             Tel. 00 353 1 661 0866
                              Fax 00 353 1 661 0883
                               email@lkshields.ie
                                www.lkshields.ie

                   1312-011/docs/salesagreement clean-18.09.02

                                    CONTENTS

CLAUSE:

1.    INTERPRETATION                                                           4

2.    SALE AND PURCHASE OF THE HARDWARE BUSINESS                              10

3.    CONSIDERATION                                                           11

4.    ASSETS AND LIABILITIES NOT INCLUDED IN THE SALE                         12

5.    COMPLETION                                                              12

6.    COMPLETION STOCKTAKE AND ARRANGEMENTS FROM THE EFFECTIVE DATE
      UNTIL COMPLETION                                                        15

7.    INTELLECTUAL PROPERTY                                                   16

8.    NOVATION                                                                17

9.    VAT                                                                     18

10.   WARRANTIES                                                              19

11.   LIMITATION ON CLAIMS                                                    20

12.   EMPLOYEES AND PENSIONS                                                  22

13.   CONFIDENTIALITY AND ANNOUNCEMENTS                                       24

14.   FURTHER ASSURANCE AND AVAILABILITY OF INFORMATION                       24

15.   INTEREST                                                                24

16.   CONTINUING OBLIGATIONS AND ASSIGNMENT                                   25

17.   COSTS                                                                   25

18.   NOTICES                                                                 25

19.   SEVERABILITY                                                            25

20.   ENTIRE AGREEMENT AND VARIATION                                          26

21.   GENERAL PROVISIONS                                                      26

22.   SELLERS GUARANTEE                                                       27

23.   GOVERNING LAW AND JURISDICTION                                          28

24.   THIRD PARTY RIGHTS                                                      28

25.   CERTIFICATE OF VALUE                                                    28

SCHEDULE 1                                                                    30

      Business Intellectual Property                                          30

SCHEDULE 2                                                                    32

      Customer Contracts                                                      32

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SCHEDULE 3                                                                    33

      Demised Premises                                                        33

SCHEDULE 4                                                                    34

      Deed Of Covenants                                                       34

SCHEDULE 5                                                                    37

      Employees                                                               37

SCHEDULE 6                                                                    38

      Asset Register                                                          38

SCHEDULE 7                                                                    46

      IP Licences                                                             46

SCHEDULE 8                                                                    48

      Leasing / Hire Purchase                                                 48

SCHEDULE 9                                                                    51

      Supplier Contracts                                                      51

SCHEDULE 10                                                                   53

      Warranties                                                              53

SCHEDULE 11                                                                   70

      Stock List                                                              70

SCHEDULE 12                                                                   91

      Baltimore Trade Marks                                                   91

APPENDICES

1.   Management Accounts as at the balance sheet date

2.   Option Arrangement

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THIS AGREEMENT is made the       day of               2002
                           ------       -------------

BETWEEN:

(1) Baltimore Technologies (UK) Limited a company registered in England and Wales under number 1467453 whose registered office is at 1310 Waterside, Arlington Business Park, Theale, Reading Berks, RG7 4SA United Kingdom, facsimile number: 0044 118 9039055 (the "Seller");

(2) Baltimore Technologies Limited a company registered in the Republic of Ireland under number 56736 whose registered office is at 39-41 Parkgate Street, Dublin 8, facsimile number 0044 118 9039055 ("BTL");

(3) Baltimore Technologies plc a company registered in England and Wales under number 2643615 whose registered office is at 1310 Waterside, Arlington Business Park, Theale, Reading, Berks, RG7 4SA United Kingdom, facsimile number: 01442 266 438 (the "Seller's Guarantor"); and

(4) AEP Systems International Limited a company registered in England and Wales under number 4479308 whose registered office is at Gomms Wood Lodge, Cherry Drive, Forty Green, Beaconsfield, Buckinghamshire, H9P 1XP; facsimile number: 00 353 1 204 1301 (the "Buyer").

RECITALS:

(a) The Buyer wishes to acquire as a going concern and continue the Hardware Business.

(b) The Seller has agreed to sell and the Buyer has agreed to purchase the Hardware Business on and subject to the terms of this Agreement.

(c) The Trade Marks and the Baltimore Trade Marks are registered or applied for in the name of BTL and BTL is party to this Agreement for the purpose of transferring the legal rights in the Trade Marks to the Buyer and of licensing the Buyer to use the Baltimore Trade Marks.

IT IS AGREED:

1.   INTERPRETATION

In this Agreement, the following words and expressions have the meanings respectively set opposite them.

"Accounts" means the management accounts of the Hardware Business as at and for the period ended on the Balance Sheet Date, initialled for the purpose of identification by or on behalf of the parties and set out at Appendix 1 hereto;

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"Assets" means the assets of the Hardware Business agreed to be sold and purchased pursuant to this Agreement as described in Clause 2 and does not include, for the avoidance of doubt, any rights to the Baltimore TradeMarks (other than the rights in such name and logo granted to the Buyer pursuant to Clause 7.5 hereof);

"Balance Sheet Date" means 30 June 2002;

"Baltimore Trade Marks" means the trade marks listed in Schedule 12 hereto;

"Baltimore Licence" means the formal licence agreement in the agreed terms between BLT and the Buyer;

"Business Contracts" means Supplier Contracts, IP Licences and the Leasing/Hire Agreements;

"Business Information" means all information, know-how and techniques (whether or not confidential and in whatever form held whether electronic or otherwise) and wherever held which relates to: (i) all or any part of the Hardware Business and/or the Assets; (ii) any products manufactured and/or sold or services rendered by the Hardware Business; (iii) any formulae, designs, specifications, drawings, data, manuals or instructions of or relating to the Hardware Business;
(iv) the operations, management, administration, or financial affairs of the Hardware Business (including any business plans or forecasts, information relating to future business development or planning and information relating to litigation or legal advice); and (v) the sale or marketing of any of the products manufactured and/or sold or services rendered by the Hardware Business, including, but without limiting the generality of the foregoing words, all customer names and lists, sales and marketing information (including but not limited to targets, sales and market share statistics, market surveys and reports on research) and all information held on the perforce server which is an asset comprised within the Fixed Assets;

"Business Intellectual Property" means all intellectual property rights owned by the Seller or any member of the Seller's Group in connection with the Hardware Business as carried on at the Effective Date (including, without limiting the generality of the foregoing words, the Trade Marks and such other items as are specified in Part A of Schedule 1 ) but does not include, for the avoidance of doubt, any rights to the Baltimore Trade Marks other than to the rights in such marks granted to the Buyer pursuant to Clause 7.5 hereof);

"Business Day" means any day (except any Saturday or Sunday or a public holiday) on which banks in the City of London are open for business;

"Buyer's Solicitors" means LK Shields, Solicitors of 39/40 Upper Mount Street, Dublin 2;

"Buyer's Group" means the Buyer, its holding company and the other subsidiaries and subsidiary undertakings from time to time of such holding company;

"Completion" means completion of the sale and purchase of the Hardware Business pursuant to this Agreement in accordance with its terms;

"Completion Date" means 19 September    2002;
                                     --

"Customer Contracts" means the contracts, engagements or orders entered into on or prior to the Completion Date by or on behalf of any member of the Seller Group with customers for the sale, loan or hire of goods or equipment or provision of services by the Seller in connection with and in the ordinary course of the Hardware Business which at the Completion Date remain to be performed in whole or in part by the Seller particulars of which are set out in
Schedule 2;

"Demised Premises" means the premises described in Schedule 3;

"Deed of Covenant" means a deed in the form set out in Schedule 4;

"Disclosure Letter" means the letter of the same date as this Agreement from the Seller to the Buyer referred to in clause 10.2 and which includes, for the avoidance of doubt, all the documents delivered to the Buyer with that letter as annexures thereto;

"Effective Date" means the 1st September, 2002;

"Employees" means the persons listed in Schedule 5;

"Employment Statutes" means all binding decisions of regulatory authorities, codes of conduct having binding effect, legislation (whether primary or secondary) (whether of the United Kingdom, any part thereof, Holland or elsewhere), including without limitation the Treaty establishing the European Community and any directives made under the authority of that Treaty, relating in any way to the employment of employees or other workers (whether individually or collectively) or the terms on which they are employed and including, for the avoidance of doubt, any such legislation relating to health and safety;

"Environment" means air (including, without limitation, air within buildings and natural or man made structures above or below ground), water and land and any living organisms or systems supported by those media;

"Environmental Laws" means all applicable laws (including common law) whether of the United Kingdom or any part thereof, relating to pollution or protection of the Environment or human health and safety and in force and binding upon the Hardware Business at the date of this Agreement, including laws relating to emissions, seepages, spillages, discharges, escapes, releases or threatened escapes or releases of pollutants, contaminants, chemicals or toxic or hazardous substances, wastes, materials or noise into the Environment or otherwise relating to the manufacture, processing, distribution, use, keeping, treatment, disposal, deposit, storage, transport or handling of the same;

"Excluded Liabilities" means all the liabilities or obligations relating to the Hardware Business or the Assets and outstanding on or accrued or referable to the period up to and including the Effective Date or arising by virtue of the sale and purchase recorded by this Agreement, including but not limited to any and all liabilities in respect of National Insurance, PAYE, VAT or other Taxation attributable to the Seller in respect of the Hardware Business, the Assets or the Employees in respect of the period ending on the Effective Date and all bank and other overdrafts and loans owing by the Seller;

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"Fixed Assets" all plant, machinery, tools, equipment and other chattels owned by the Seller at the Effective Date for the purpose of the Hardware Business which are set out at Schedule 6;

"Goodwill" means the goodwill, custom and connection of the Seller in relation to the Hardware Business together with the exclusive right for the Buyer and its successors and assigns to carry on the Hardware Business and to represent itself as carrying on the Business in succession to the Seller and the right to use the unregistered mark "ACCE";

"Hardware Business" means the business of the Seller in designing, developing and marketing high security cryptographic hardware products, for use by finance, Government and blue chip customers.

"IP Licences" means the licences, authorisations and permissions in place which are (i) necessary in relation to the use, enjoyment and exploitation by the Seller or any member of the Seller's Group of any Intellectual Property or Business Information in connection with the Hardware Business as carried on at the Completion Date particulars of which are set out at Part A of schedule 7, and (ii) granted to any third party in relation to any Business Intellectual Property or Business Information; full particulars of such IP Licences being set out at Part B of schedule 7;

"ICTA 1988" means the Income and Corporation Taxes Act 1988;

"Intellectual Property" means patents (including supplementary protection certificates), trade marks (including the Trade Marks), service marks, registered designs, utility models, design rights, topography rights, copyrights, inventions, trade secrets and other confidential information, know-how, business or trade names and all other intellectual property and neighbouring rights and rights of a similar or corresponding character in any part of the world (whether or not the same are registered or capable of registration) and all applications and rights to apply for or for the protection of any of the foregoing;

"Inter-Company Debt" means any inter-company debt of any description owned by or to any entity in the Seller's Group in respect of the Hardware Business;

"Lease" means the lease of the Demised Premises detailed in Schedule 3;

"Leasing/Hire Agreements" means the contracts, engagements or orders entered into on or prior to the Completion Date by or on behalf of the Seller in relation to the leasing, lease purchase, hire, hire purchase or conditional sale of goods or equipment for use in and in the ordinary course of the Hardware Business which on the Completion Date remain to be performed in whole or in part particulars of which are set out in Schedule 8;

"Licence" means the licence, in the agreed terms, to occupy certain areas of Innovation House;

"Licence List X" means the licence, in the agreed terms, to occupy the List X area in Innovation House;

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"Option Arrangement" means the amended option scheme in relation to the options held by the Employees in the capital of the Seller's Guarantor set out at Appendix 2;

"Recognised Revenues" means the total amount expressed in (pound) of invoices raised and other revenues (net of VAT where applicable) recognised in accordance with principles, standards and practices generally accepted in England at the date of this Agreement from the following product lines in respect of the period commencing on 1st September, 2002 and ending on 31 December, 2003 :-

(a)  SureWare Keyper (product and support revenue)
(b)  SureWare Net (product and support revenue)

"Records" means the books, accounts, lists of customers, credit reports, price lists, cost records, work tickets, catalogues, advertising and all the other documents, papers and records (however stored) (including VAT records and records required to be kept under the Working Time Regulations, 1998) of the Seller relating to the Hardware Business or any of the Assets; "Reseller Agreement" means the distribution agreement in the agreed terms made between BTL and the Buyer dated the date hereof;

"Seller's Group" means the Seller's Guarantor and its subsidiaries and subsidiary undertakings from time to time;

"Seller's Schemes" means the group personal pension plans established with Scottish Equitable under plan references 66863 and 2236, the Data Innovation Pension Scheme and the Baltimore Technologies (UK) Limited pension scheme in relation to death in service benefits:;

"Sellers Solicitors" Lovells of 50 Holborn Viaduct, London EC1A 2FG;

"Stock" means the stock-in-trade of the Hardware Business (whether owned or under the control of the Seller or any other members of the Seller's Group) at the Completion Date including (without limitation) raw materials, goods and other assets purchased for resale, stores, component parts, work in progress, together with finished products and packaging and promotional material, all of which is owned or agreed to be bought by the Seller in connection with the Hardware Business at the Completion Date (including any items which, although subject to reservation of title, are under the control of the Seller) but not including stocks held solely for promotional purposes for the purposes of the Reseller Agreement;

"Stock Exchange" means London Stock Exchange plc;

"Supplier Contracts" means the contracts, engagements or orders entered into on or prior to the Completion Date by or on behalf of the Seller for the supply or sale of goods or services to the Seller (including all arrangements relating to the provision of maintenance and support, security, disaster recovery, facilities management, bureau and on-line services to the Hardware Business ) in connection with and in the ordinary course of the Hardware Business particulars of which are set out in Schedule 9;

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"Support Agreement" the support agreement in the agreed terms between the Buyer and the Seller in respect of the transmission of hardware support, and in particular the provision of level 3 support dated the date hereof;

"Sureware Licence" means the formal licence agreement in the agreed terms between the Buyer and BTL in respect of the Trade Marks;

"Tax" or "Taxation" menas all taxes, levies, duties, imposts, charges and withholdings of any nature whatsoever or wheresoever imposed and all penalties, charges and interest relating thereto;

"Trade Marks" means the UK, European Community and U.S. trade mark applications and registrations of the Seller used solely in the Hardware Business, further details of which are included in Schedule 1 hereto together with the unregistered mark "ACCE";

"Trade Mark Assignments" means the assignments of the Trade Marks to the Buyer in the agreed terms;

"Transitional Services Agreement" means the agreement in the agreed terms between the Seller, certain member of the Seller's Group and the Buyer in relation to certain arrangements post Completion and in relation to IT and administration Services dated the date hereof;

"VAT" means value added tax;

"VATA" means the Value Added Tax Act 1994;

"Warranties" means the warranties, representations and undertakings set out in
Schedule 10;

"(pound)" means pounds sterling, the lawful currency of the United Kingdom.

In this Agreement, unless the context otherwise requires:

(a) references to this Agreement or any other document include this Agreement or such other document as varied, modified or supplemented in any manner from time to time;

(b) references to any party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective permitted successors, assigns or transferees;

(c) references to recitals, clauses and schedules and sub-divisions of them are references to the recitals and clauses of, and schedules to, this Agreement and sub-divisions of them respectively;

(d) references to any enactment include references to such enactment as re-enacted, amended or extended on or before the date of this Agreement and any subordinate legislation made from time to time under it;

(e) references to a "person" include any individual, company, corporation, firm, partnership, joint venture, association, organisation, institution, trust or agency, whether or not having a separate legal personality;

(f) references to the one gender include all genders, and references to the singular include the plural and vice versa;

(g) any reference to indemnifying any person against any circumstance includes indemnifying and holding that person harmless from all actions, claims, demands and proceedings of any nature from time to time made against that person and all losses, damages, payments, awards, costs or expenses made, suffered or incurred by that person as a consequence of, or which would not have arisen but for, that circumstance;

(h) headings are inserted for convenience only and shall be ignored in construing this Agreement; and

(i) the words "company", "subsidiary", "subsidiary undertaking" and "holding company" have the meanings given to them by the Companies Act 1985 as amended by the Companies Act 1989.

     1.2 The Recitals, Schedules and Appendices to this Agreement form part of it.

     1.3 Any reference in this Agreement to a document being "in the agreed terms" is to a document in the terms agreed between the parties and for identification purposes only signed or initialled by them or on their behalf on or before the date of this Agreement.

2.   SALE AND PURCHASE OF THE HARDWARE BUSINESS

2.1 The Seller shall with full title guarantee sell and transfer or procure the sale and transfer (which expression shall where appropriate include an assignment or novation) of the Hardware Business to the Buyer and the Buyer shall buy the Hardware Business with effect from the Completion Date as a going concern together with the following Assets:

     (a)  the Goodwill;

     (b)  the Fixed Assets;

     (c)  the Stock;

     (d)  the benefit (subject to the burden) of the Business Contracts;

     (e)  the Business Intellectual Property;

     (f)  the Business Information;

     (g)  the beneficial interest in the Trade Marks;

     (h)  the Records;

     (i) all the Seller's rights against third parties including all rights under any of the warranties, conditions, guarantees or indemnities or under the Sale of Goods Act 1979 relating to any of the Assets and the benefit of all sums to which the Seller is entitled from third parties or insurers in respect of damage to the Assets; and

     (j) all (if any) other assets, property or rights (whether owned or controlled by the Seller or another member of the Seller's Group) relating to or connected with or belonging to or required for or used in the Hardware Business and which are not described in the foregoing clauses.

2.2 BTL as owner of the legal interest in the Trade Marks and with full title guarantee shall sell and transfer or procure the sale and transfer (which expression shall include an assignment) of its legal interest in the Trade Marks to the Buyer and the Buyer shall accept such legal interest in the Trade Marks with effect from the Completion Date. It is acknowledged by BTL that the Buyer may pay the consideration for such assignment to the Seller in accordance with Clause 3 hereof.

2.3 The Seller covenants that the Hardware Business and the Assets (and BTL covenants that the Trade Marks) shall be sold free from all claims, charges, liens, encumbrances, equities and adverse rights of any description and together with all rights now or hereafter attaching to them and the covenants implied by sections 2 and 3 of the Law of Property (Miscellaneous Provisions) Act 1994 shall be deemed modified accordingly.

2.4 The Seller hereby represents to the Buyer that the Seller has no further liabilities to the Lloyds Bank plc under or secured by the charges dated 4/10/1998 and 28/3/1990 which appear on the file of the Seller at Companies House and hereby covenants and undertakes with the Buyer to procure that an unconditional release thereof is executed by Lloyds Bank plc within 28 days of the date hereof and to indemnify and keep the Buyer indemnified against all costs, losses, damages, expenses or liabilities of whatever nature howsoever arising in connection with the aforesaid charges.

3.   CONSIDERATION

3.1 The total consideration payable by the Buyer to the Seller shall be, subject to adjustment in accordance with this Agreement, a maximum of (pound)4,000,000 to be paid as follows:

          (a)  (pound)2,700,000 in cash on Completion in accordance with Clause
               5.4 (i) hereof.
          (b) (pound)300,000 to be paid 12 months from Completion less any claims made under Clause 9 ( warranties) to be paid in accordance with Clause 5.5 hereof.
          (c) A sum which shall not exceed a maximum of (pound)1,000,000 and which (subject to Clause 3.2 below) shall be payable on 4th February, 2004 in accordance with Clause 5.5 hereof and shall be equal to the following:
               (i) the sum of (pound)500,000 in the event that Recognised Revenues are greater than or equal to (pound)5,000,000 and less than (pound)6,000,000;
               (ii) the sum of (pound)700,000 in the event that Recognised
                    Revenues are greater than or equal to (pound)6,000,000 and less than (pound)7,000,000;

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               (iii) the sum of (pound)800,000 in the event that Recognised
                    Revenues are greater than or equal to (pound)7,000,000 and less than (pound)8,500,000; and
               (iv) the sum of (pound)1,000,000 in the event that Recognised
                    Revenues are greater than or equal to (pound)8,500,000.

3.2 No sums shall be payable pursuant to Clause 3.1 (c) above in the event that there has been any material breach of the Reseller Agreement by the Seller which has not been remedied in accordance with any applicable grace periods provided for under the terms of the Reseller Agreement.

3.3  Title to each of the Assets shall pass to the Buyer on Completion.

3.4 The sale and purchase of each of the Assets is interdependent and shall be completed simultaneously.

4.   ASSETS AND LIABILITIES NOT INCLUDED IN THE SALE

4.1 The following are expressly excluded from the sale and purchase of the Hardware Business and Assets:-

          (a)  Excluded Liabilities
          (b)  All of the Seller's cash in hand.

4.2 Nothing in this Agreement shall pass to the Buyer, or shall be construed as acceptance by the Buyer of any liability debt or obligation of the Seller other than as expressly set out in the Agreement and the Seller hereby agrees to indemnify and keep the Buyer indemnified against any and all claims, liabilities, costs and expenses howsoever arising in connection with any liabilities under any contracts or commitments of any nature of or relating to the Hardware Business or the Assets in respect of the period up to and including Completion.

5.   COMPLETION

5.1 Completion shall take place at the offices of the Seller's Solicitors on the Completion Date or at such other place and/or on such earlier date as may be agreed between the parties.

5.2 On or before Completion the Seller shall procure and the Buyer shall permit that:

     (a) all loans and debts due to any member of the Seller's Group in respect of or in relation to the Hardware Business from, and all loans and debts due from any member of the Seller's Group in respect of or in relation to the Hardware Business to, the Seller and every other entity in the Seller's Group shall be repaid or paid in full;

     (b) all loans due to any member of the Seller's Group in respect of or in relation to the Hardware Business from, and all loans due from any member of the Seller's Group in respect of or in relation to Hardware Business to, directors or employees of any member of the Seller's Group in respect of or in relation to the Hardware Business shall be repaid in full;

     (c) all salaries, directors' fees, expenses and bonuses (if any) of all directors and employees of the Seller engaged in or employed in respect of the Hardware Business shall be paid up to the Completion Date including any pro-rated amounts for the period up to the Effective Date.

5.3  On Completion the Seller shall cause to be delivered to the Buyer:

     (a) certified minutes of the meetings of the board of directors of the Seller and the Sellers Guarantor approving the transactions contained in this Agreement to which they are party and the documents referred to herein and authorising the execution thereof by the Seller and the Sellers Guarantor (as the case may be).

     (b) physical possession of all the Assets capable of passing by delivery with the intent that title in such Assets shall pass by and upon such delivery;

     (c) duly executed agreements in the agreed terms for the assignment or novation of the benefit of the Business Contracts to the Buyer, or as the Buyer shall direct, and all requisite consents and licences therefor;

     (d) a duly executed assignment in the agreed terms to vest the the Goodwill in the Buyer or as the Buyer shall direct;

     (e) all documents of title and certificates for the lawful operation and use of, and all service documents pertaining to, the Fixed Assets and the Stock;

     (f) duly executed Trade Mark Assignments, Baltimore Licence and Sureware Licence in the agreed terms of the Business Intellectual Property;

     (g) all documents of title, certificates, deeds, licences, agreements and other documents relating to the Business Intellectual Property and all manuals, drawings, plans, documents and other materials and media on which the Business Information is recorded;

     (h) the Business Contracts and the books, accounts, reference lists of customers, credit reports, price lists, cost records, work tickets, catalogues, advertising and all other documents, papers and records in the possession or under the control of the Seller relating to the Hardware Business or any of the Assets duly written up to the Completion Date;

     (i) all files and documentation in relation to the Trade Marks including those of advisers to include correspondence from and to any Trade Mark Registry and any searches or search results;

     (j)  the Records;

     (k) subject to the terms of this Agreement and the Transitional Services Agreement, a written acknowledgement executed as a deed from the Seller that all arrangements to which the Seller is a party and which affect the Hardware Business or Assets other than the Business Contracts have been cancelled by mutual agreement and without any compensation or damages being payable by either party to the other;

     (l) all National Insurance PAYE records fully completed in respect of the Employees and showing that payments are up to date;

     (m)  the duly executed Transitional Services Agreement;

     (n)  the duly executed Lease;

     (o) all necessary licences permits authorisation or authorities (public or private) to enable the Seller to carry on the Hardware Business as currently carried on and in accordance with law;

     (p) the duly executed Trusted World Partnership Agreement between BTL and AEP Systems Limited in the agreed terms;

     (q)  the duly executed Licence and Licence List X;

     (r)  the duly executed Deed of Covenant.

     (s)  the duly executed Reseller Agreement.

5.4 On Completion the Buyer shall, following compliance by the Seller with the foregoing provisions in consideration for the sale of the Hardware
     Business:

     (i) pay the sum of (pound)2,700,000 into the account of Seller's Solicitors at Barclay's Bank PLC, Sort Code 20 00 00, account number 106 109 84;

     (ii) deliver to the Seller's Solicitors the minutes of the board of directors of the Buyer approving the transactions contained in this Agreement to which it is party and the documents referred to herein and authorising the execution thereof by the Buyer;

     (iii) Deliver to the Seller's Solicitors a duly executed Trade Marks Assignment, Baltimore Licence and Sureware Licence in the agreed terms.

     (iv) Deliver to the Seller's Solicitors the Seller's copies of the duly executed (i) assignment or novation of the Business Contracts, (ii) assignment of the Business Intellectual Property; (iii) Transitional Services Agreement, (iv) Lease, (v) Licence, (vi) Deed of Covenant,
          (vii) Reseller Agreement, (viii) Licence List X and (ix) a Guarantee in respect of the sum payable pursuant to Clause 3.1(b) hereof; and the Trusted World Partnership Agreement referred to at Clause 5.3(p) above.

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

5.5 Any other payments made pursuant to Clause 3.1(b) and (c) shall be made to the account referred to at 5.4 (i) above.

6.   COMPLETION STOCKTAKE AND ARRANGEMENTS FROM THE EFFECTIVE DATE UNTIL
     COMPLETION

6.1 Without prejudice to the generality of Clause 4.2 hereof, the Buyer shall from the commencement of business on the day after the Effective Date pay all moneys, wages, rent, expenses and outgoings accruing or incurred from that date in respect of the Hardware Business. All taxes payable in respect of the conduct of the Hardware Business by the Buyer after Completion shall be borne by the Buyer. The Buyer shall be responsible for National Insurance Contributions and PAYE falling due for payment after the Effective Date and shall be liable for no other taxes after the Effective Date and up to and including Completion. Such outgoings and payments shall if necessary be apportioned accordingly.

6.2 All rents, royalties, payments in respect of invoices and all other revenues and periodical payments of any kind whatsoever receivable in respect of the Hardware Business up to the Effective Date (save for revenues in respect of sales made by the Seller after the Effective Date) shall belong to and be payable to the Seller and thereafter shall belong to and be payable to the Buyer. Such receivables shall if necessary be apportioned accordingly (save for revenues in respect of sales made by the Seller after the Effective Date). If any sales of products or services of the Hardware Business have been made by the Seller on or after the Effective Date and up to and including Completion, the Buyer shall be entitled to raise a corresponding invoice in respect thereof on BTL under the Reseller Agreement to the intent that such products and services shall be deemed to have been sold to BTL by the Buyer under the Reseller Agreement and BTL shall discharge any amounts due in respect thereof in accordance with the terms of the Reseller Agreement.

6.3 Where any amounts are to be apportioned under this Agreement, the Seller and/or the Buyer (as the case may be) shall provide the Buyer and/or the Seller, as appropriate, with full details of the apportionments, together with supporting vouchers or similar documentation, and in the absence of dispute the appropriate payment shall be made by or to the Seller forthwith. If the amount of any apportionment is in dispute, the provisions of clause 6.4 shall apply for resolving the dispute and the amount determined in accordance with that clause shall be paid within 14 days of the date of determination.

6.4 If the Buyer or the Seller, as the case may be, disputes any apportionment provided under clause 6.3, the Seller or the Buyer (as the case may be) may give notice to the other that a dispute exists (a "Dispute Notice"). Such Dispute Notice shall specify:-

     (i)  the items, which are disputed; and
     (ii) the reasons therefore.

     If the parties resolve the dispute within 14 Business Days of the date of the Dispute Notice, the relevant amounts shall be paid no later than the expiration of such period. If, however, the parties have not resolved the dispute within 14 Business Days of the date of receipt of the Dispute Notice by the relevant party, the following provisions shall apply. Either the Buyer or the Seller may refer the dispute to an independent firm of chartered accountants of repute agreed by the parties, and if the parties cannot agree on such a firm, then an independent firm of chartered accounts, nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales (the "Expert") with a request that the Expert make a decision on the dispute within ten Business Days of receiving the reference. In any reference, the Expert shall act as an expert and not as an arbitrator. The decision of the Expert shall, in the absence of manifest error, be final and binding on both parties. The Buyer and the Seller will give all reasonable assistance, documents, any explanations and procure that all necessary parties co-operate with the Expert to enable the Expert arrive at his determination. The costs of the Expert shall be borne as the Expert directs.

7.   INTELLECTUAL PROPERTY

7.1 In the event that the Seller discovers that the Hardware Business owns any Intellectual Property which has, in the eighteen months prior to Completion, been used exclusively or mainly by a member of the Seller's Group and the parties agree, acting reasonably, that such Intellectual Property has been inadvertently sold or transferred to the Buyer hereunder and is not required to enable the Buyer to carry on the Hardware Business as carried on up to the date hereof by the Seller, the Buyer agrees to procure, at the option of the Seller, that such Intellectual Property or such application or registration is transferred to the Seller or a company nominated by the Seller for nominal consideration, or that a non-exclusive, perpetual, worldwide, assignable, irrevocable, royalty-free licence (with the right to sub-licence) for the use thereof by the Seller or a company nominated by the Seller is granted for nominal consideration.

7.2 In the event that the Buyer discovers that the Hardware Business has not acquired any Intellectual Property which has, in the eighteen months prior to Completion, been used exclusively or mainly by the Seller for the purposes of the Hardware Business and the parties agree, acting reasonably, that such Intellectual Property has inadvertently not been sold or transferred to the Buyer hereunder and is required to enable the Buyer to carry on the Hardware Business as carried on up to the date hereof by the Seller, the Seller agrees to procure, at the option of the Buyer, that such Intellectual Property or such application or registration is transferred to the Buyer or a company nominated by the Buyer for nominal consideration or that a non-exclusive, perpetual, worldwide, assignable, irrevocable, royalty-free licence (with the right to sub-licence) for the use thereof by the Buyer or a company nominated by the Buyer is granted for nominal consideration.

7.3 The Seller, with effect from Completion, hereby grants to the Buyer a non-exclusive, worldwide, irrevocable, royalty-free licence (with the right to transfer and/or sub-licence to any member of the Buyer's Group and, subject to the prior written consent of the Seller, to other parties) to use any Intellectual Property owned by a member of the Seller's Group which has been used (but not exclusively) in the twelve months prior to Completion in the Hardware Business. Such licence shall be without limit in time but may be terminated by the Seller if the Buyer or a licensee or transferee of the Buyer purports to transfer or sublicence any such Intellectual Property otherwise than as permitted under this clause 7.3 save that this right of termination will not apply if the

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

     Buyer transfers or sublicences its rights to a third party which is not a member of the Buyer's Group with the prior written consent of the Seller in accordance with the terms of this Clause.

7.4 Save only as provided for in Clause 7.5 below and in any formal licence agreement entered into pursuant thereof, the Buyer shall not have or otherwise obtain any rights to or use of the Baltimore Trade Marks and all statements and warranties regarding the transfer, licence or use of any Assets or Business Intellectual Property shall be interpreted accordingly.

7.5 The Seller, with effect from Completion, grants to the Buyer a non-exclusive, worldwide, royalty free licence to use the Baltimore Trade Marks or the Baltimore logo on Stock for a period of six months from Completion and to use the Baltimore Trade Marks indefinitely in the case of the Records for the purposes of using and exploiting the Records and the Stock.

7.6 The Buyer with effect from Completion grants to the Seller a non exclusive world wide royalty free licence for a period of three months from Completion (unless terminated in accordance with the provisions of this Agreement) to continue to use any documentation which it has in its possession at Completion which refers to or contains the Trade Marks. The Seller shall after the expiration such three month period cease to use all documentation which contain or refer to any of the Trade Marks save as expressly authorised by the Reseller Agreement.

8.   NOVATION

8.1 In so far as any of the Business Contracts are not assignable to the Buyer without the agreement of or novation by or consent to the assignment from another party this Agreement shall not constitute an assignment or attempted assignment if such assignment or attempted assignment would constitute a breach of such Business Contracts. In the event that consent or novation is required to such assignment the Seller shall at the Buyer's request procure such novation or assignment as aforesaid and unless or until any such contract shall be novated or assigned the Buyer shall on behalf of the Seller perform the obligations of the Seller thereunder in so far as such obligations relate to the period after the Completion Date and shall hold the benefit of such contract and all revenues received thereunder in trust for the Buyer.

8.2 If such consent or novation is refused or otherwise not obtained on terms reasonably satisfactory to the Buyer within 90 Business Days of the Completion Date the Buyer shall be entitled at its sole discretion to require the Seller to serve proper notice to terminate that Business Contract and the Seller shall indemnify and keep indemnified the Buyer from and against all losses, damages, costs, actions, proceedings, claims, demands, liabilities and expenses (including, without limitation, legal and other professional fees and expenses) which the Buyer may suffer, sustain, incur, pay or be put to by reason or on account of or arising from the termination of such Business Contract.

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

8.3 To the extent that any payment is made to the Seller in respect of the Business Contracts on or after the Effective Date the Seller shall receive the same as trustee, shall record such payment separately in its books and shall account to the Buyer for the same on the Effective Date or if received thereafter within seven Business Days of receipt.

8.4 The Seller hereby convenants and agrees with the Buyer that, subject to the Buyer indemnifying the Seller to its reasonable satisfaction against all costs, expenses or liabilities which may be suffered or incurred by the Seller in connection with the proper performance of its obligations set out in this Clause and paying and continuing to pay the amount of any such expenses on an interim basis as they are incurred as the Buyer may reasonably require, in the event any person who owes a confidentiality obligation to the Seller or any member of the Seller's Group in connection with the Hardware Business (whether pursuant to a non disclosure agreement or otherwise) and such person, in the opinion of the Buyer breaches such confidentality obligation, the Seller shall or shall procure that the relevant member of the Seller's Group shall take all steps reasonably required by the Buyer to enforce their rights against such persons which shall include for the avoidance of doubt bringing legal proceedings against such parties and doing all acts and things necessary in relation to such proceedings provided always that the Buyer will conduct the proceedings and provided further that the Seller shall not be obliged to take any action, or procure any member of the Seller's Group to take any action, which it reasonably considers will or is likely to be detrimental to its commercial interests (or the commercial interests of any member of the Seller's Group) in any material respect.

9.   VAT

9.1 The Seller and the Buyer intend that the sale of the Hardware Business pursuant to this Agreement shall be treated as a transfer of part of the business of the Seller as a going concern for the purposes of section 49 of the VATA and Article 5 of the Value Added Tax (Special Provisions) Order 1995 and shall be treated as neither a supply of goods nor a supply of services for the purposes of the VATA.

9.2 The consideration payable by the Buyer to the Seller is exclusive of VAT. If notwithstanding the provisions referred to above any VAT shall be chargeable on the sale of the Hardware Business, the Buyer shall pay to the Seller such VAT, the Buyer to make such payment forthwith on delivery by the Seller to the Buyer of a valid VAT invoice in respect thereof together with an amount equal to any fine, penalty, charge, surcharge or interest incurred by the Seller for late payment thereof or delay in accounting therefore on demand, if later, where the payment of such amount is attributable to the conduct of the Buyer.

9.3  The Buyer undertakes and warrants to the Seller:

     (a) that it intends to use and shall use the Assets to carry on the same kind of business as that carried on by the Seller using the Assets prior to the date hereof with effect from Completion on its own account and neither as agent nor nominee of any other person; and

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

     (b) that it is and will at Completion be duly registered under the VATA or if this is not the case it has made the appropriate application on or before Completion to be so registered.

10.  WARRANTIES

10.1 The Seller hereby represents, warrants and undertakes to the Buyer as at the date hereof in the terms of the Warranties and acknowledges that the Buyer is entering into this Agreement in reliance on the Warranties.

10.2 The Warranties are given subject to any fact, matter or circumstance fully, fairly and accurately disclosed in the Disclosure Letter.

10.3 Each of the Warranties set out in each paragraph and each paragraph of
     Schedule 10 shall be separate and independent and shall not be limited by reference to any other paragraph or anything in this Agreement, the Schedules or the Appendices.

10.4 Where any statement set out in Schedule 10 is expressed to be given or made to the best of the Seller's knowledge or is qualified by reference to the Seller's awareness or is qualified in some other manner having substantially the same effect, such statement shall be deemed to include a warranty that such statement, representation, warranty or undertaking has been made after due and careful enquiry and any information which after due and careful enquiry would have been known by the board of directors of the Seller shall be deemed to be known by the Seller.

10.5 The Seller agrees with the Buyer for itself and as trustee for the Buyer as successor in title to the Hardware Business and the Seller's respective officers and employees engaged in or employed in the Hardware Business that it will not exercise any of its rights, remedies or claims which it has or may have in respect of any misrepresentation in or omissions from any information or advice supplied or given by such officers or employees and on which the Seller has relied in giving the Warranties, preparing the Disclosure Letter and/or entering into this Agreement and/or the documents referred to herein, save where such officers or employees acted fraudulently.

10.6 The Buyer confirms that there are no matters of which it is actually aware which constitute a breach of the Warranties and will give rise to a claim hereunder and for this purpose, the Buyer will be deemed to be aware of any matters of which Pat Donnellan, Chris Meehan and JD Buckley are actually aware. Subject to the foregoing sentence, the Warranties are qualified only by matters fully, fairly and accurately disclosed in the Disclosure Letter, but no other information of which the Buyer has constructive knowledge shall prejudice any claim by the Buyer under the Warranties or operate to reduce any amount recoverable thereunder.

10.7 In the event of a breach of any of the Warranties or any of them proving to be untrue or misleading in any respect then without prejudice to the right of the to Buyer claim damages on any basis available to it or to any other right or remedy available to the Buyer, the Seller agrees to pay on demand in cash to the Buyer the aggregate of a sum by way of damages as agreed between the Seller and the Buyer or (in default of such agreement) as determined by order of a court of competent jurisdiction which is the higher of:

     (a) an amount sufficient to put the Hardware Business into the position which would have existed if the Warranties had been true or not misleading when given; and
     (b) an amount equal to the diminution thereby caused in the value of the Assets,

     together with all costs and expenses incurred by the Buyer or the Hardware Business directly as a result of such breach.

10.9 All sums payable by the Seller to the Buyer for breach of any of the Warranties shall be paid free and clear of all deductions or withholdings whatsoever, save only as may be required by law.

10.10 The Seller hereby covenants and undertakes with the Buyer to indemnify the Buyer and keep the Buyer indemnified against all costs, losses, expenses, damages or liabilities howsoever arising as a result of:-

     (i)  the amount of Stock as set out in the list of stock set out at
          Schedule 11 hereto not being the same as the amount of Stock purchased hereunder on Completion (but taking account of sales made by the Seller prior to Completion in accordance with Clause 6.2 hereof);

     (ii) the Buyer not acquiring title of the nature referred to in clause 2.1 and 2.3 hereof to the Stock purchased hereunder;

     (iii) the Fixed Assets purchased hereunder not including all items set out in the asset register set out at Schedule 6 ; and

     (iv) the Buyer not acquiring title of the nature referred to in clause 2.1 and 2.3 hereof to the Fixed Assets purchased hereunder.

     provided that the Seller's total maximum liability under this clause shall in no event exceed (pound)2,700,000.

10.11 Any payment by the Seller pursuant to the Warranties or any indemnities under the terms of this Agreement shall be deemed to be a reduction of the consideration paid hereunder.

11.  LIMITATION ON CLAIMS

11.1 Notwithstanding anything in this Agreement to the contrary, the provisions of this clause 11 shall operate to limit the liability of the Seller in respect of any claim by the Buyer for any breach of or inaccuracy in the Warranties save where the claim arises in consequence of the fraud or fraudulent misrepresentation on the part of the Seller.

11.2 The Seller shall have no liability in respect of any breach of any of the Warranties unless the Buyer has served on the Seller a written notice on or before 12 months from completion giving such details are available of the claim including the Buyer's best estimate of the amount of the Seller's liability in respect thereof.

11.3 The liability of the Seller in respect of any claim by the Buyer for any breach of, or inaccuracy in, the Warranties shall absolutely determine (if such claim has not been previously satisfied, settled or withdrawn) if legal proceedings in respect of such claim shall not have been commenced within nine months of the service of such notice and for this purpose proceedings shall not be deemed to have been commenced unless they shall have been properly issued and validly served upon the Seller.

11.4 No claim shall be made in respect of any breach of any of the Warranties in this Agreement (each a "Warranty Claim"):

     (a) where the liability for any individual claim (or what would be such liability apart from this paragraph) is less than (pound)1000; and
     (b) unless the aggregate amount of all such claims in excess of (pound)1000 exceeds (pound)10,000 and thereafter the full amount of all claims shall then be payable.

11.5 The total aggregate amount of the Seller's liability in respect of any Warranty Claim or Claims shall be (in the absence of fraud) limited to and shall in no event exceed (pound)300,000.

11.6 The Seller shall not be liable in respect of any Warranty if and to the extent that the loss occasioned thereby has been recovered under any other Warranty.

11.7 If the Seller pays at any time to the Buyer an amount pursuant to a claim in respect of the Warranties or under or in connection with this Agreement and the Buyer subsequently becomes entitled to recover from some other person any sum in respect of any matter giving rise to such claim, the Buyer shall take all reasonable steps to enforce such recovery, and shall forthwith, following such recovery, repay to the Seller so much of the amount paid by the Seller to the Buyer as does not exceed the net sum actually recovered from such other person having deducted all referable costs and expenses.

11.8 The Buyer shall take all reasonable action to mitigate any loss suffered by it in respect of which a claim could be made under the Warranties.

11.9 The Buyer shall or shall procure that, upon the Buyer becoming aware of any claim, action or demand against it or matter likely to give rise to any of these in respect of the Warranties or under or in connection with this Agreement, the Buyer shall:

     (i) as soon as reasonably practicable, notify the Seller by written notice as soon as it appears to the Buyer that the Seller is or may become liable under the Warranties or under or in connection with this Agreement for any assessment or claim of a third party received by or coming to the notice of the Buyer;

     (ii) subject to the Seller indemnifying the Buyer against any liability, costs, damages or expenses which may be incurred thereby and paying and continuing to pay, following receipt of an invoice for the same, the amount of any such expenses on an interim basis as they are incurred as the Buyer may reasonably require, take such reasonable action and give such information and access to personnel, premises, chattels, documents and records to the Seller and their professional advisers as the Seller may reasonably request, provided that the Buyer shall not be obliged to take any action which it reasonably considers will or is likely to be detrimental to its commercial interests with respect to the Hardware Business in any material respect;

     (iii) at the request of the Seller, allow the Seller to take the sole conduct of such actions as the Seller may reasonably deem appropriate, not being an action the Buyer reasonably considers will be detrimental to its commercial interests with respect to the Hardware Business in any material respect, in connection with any such assessment or claim in the name of the Buyer and in that connection the Buyer shall give or cause to be given to the Seller all such assistance as the Seller may reasonably require in avoiding, disputing, resisting, settling, compromising, defending or appealing any such claim and shall, at the Seller's expense, instruct such solicitors or other professional advisers as the Seller may nominate to act on behalf of the Buyer, as appropriate, but to act in accordance with the Seller's sole instructions;

     (iv) make no admission of liability, agreement, settlement or compromise with any third party in relation to any such claim or adjudication without the prior written consent of the Seller, such consent to not be unreasonably withheld and for the avoidance of doubt such consent shall be deemed to be reasonably withheld if the Buyer reasonably considers that the Seller's failure to give such consent will or is likely to be detrimental to the Buyer's commercial interests with reference to the Hardware business in any material respect.

12.  EMPLOYEES AND PENSIONS

12.1 The parties consider the transaction contemplated by this Agreement to constitute the transfer of an undertaking for the purposes of the Transfer Regulations and agree that the contracts of employment of the Employees will have effect from Completion as if originally made between the Buyer and the Employees (except in respect of pension arrangements).

12.2 The Seller agrees to indemnify and keep indemnified the Buyer against all losses, costs, liabilities, expenses, actions, proceedings, claims and demands arising out of or in connection with :-

     (a) any liability in respect of any event or occurrence prior to Completion for which the Buyer may be held liable for any reason whatsoever in connection with the Employees' employment in the Hardware Business by the Seller or a member of the Seller's Group including without limitation any liability in respect of the Employees arising as a result of or incurred by the Seller by virtue of any previous business transfer, any claim arising out of or in connection with any change in the terms of the Employees' employment following any previous business transfer or any failure to inform or consult the Employees or any other person or their respective representatives in respect of any previous business transfer or any other provision of applicable Employment Statutes, and;

     (b) any claim by any person other than an Employee relating to that person's employment with the Hardware Business or the termination thereof; and

     (c) any claim by any Employee or any other person relation to the persons employment in the Hardware Business with the Seller or relevant member of the Seller's Group that any such person are entitled to share options, participation in profit sharing or bonus schemes of any nature which differ from the Option Arrangement whether such entitlement arises pursuant to the Transfer Regulations or otherwise.

     (d) any remuneration or emoluments of the Employees which have not been fully, fairly and accurately disclosed to the Buyer in the Disclosure Letter.

     provided that the Seller's total maximum liability pursuant to paragraph
     (d) above shall in no event exceed (pound)2,700,000.

12.3 The Buyer shall indemnify and keep indemnified the Seller against all losses, costs, liabilities, expenses, actions, proceedings, claims and demands arising out of or in connection with any claim by an Employee (whether in contract or in tort or under statute (including the Treaty establishing the European Community and any directives made under the authority of that Treaty) for any remedy including for breach of contract, unfair dismissal, redundancy, statutory redundancy, equal pay, sex, race or disability discrimination, unlawful deductions from wages, a protective award or under the National Minimum Wage Act 1998 or the Working Time Regulations 1998 or for breach of statutory duty or of any other nature) as a result of anything done or omitted to be done by the Buyer after Completion but save to the extent that any such claim or claims arise in whole or in part as a consequence of acts or omissions of the Seller at or prior to Completion.

12.4 For the avoidance of doubt, the Buyer accepts that it shall be solely responsible for any amounts becoming payable to the Employees under the Employment Rights Act 1996 as a result of their being dismissed by the Buyer, at any time after Completion, notwithstanding that such amount is calculated under that Act by reference to periods of employment with the Seller or the relevant member of the Seller's Group as well as the period of employment with the Buyer excluding any constructive dismissal to the extent caused or occasioned in whole or in part by acts or omissions of the Seller at or prior to Completion.

12.5 The Seller shall indemnify and keep indemnified the Buyer against all losses, costs, liabilities, expenses, actions, proceedings, claims and demands arising out of or in connection with any failure by the Seller to comply with its obligations under Regulations 10(2) and 10(5) of the Transfer Regulations save where the Buyer has failed to provide the requisite information pursuant to such Regulations.

12.6 The Buyer shall procure that within one month following the Completion Date each of the Employees who is immediately before the Completion Date an active member of the

     Seller's Schemes is offered membership of a pension scheme nominated by the Buyer which is a personal pension scheme.

13.  CONFIDENTIALITY AND ANNOUNCEMENTS

13.1 In consideration of the Buyer agreeing to buy the Hardware Business on the terms of this Agreement, the Seller agrees with the Buyer that (save as may be required by law, and then only to the extent so required) it will, and will procure that each member of the Seller's Group will, keep confidential (other than in accordance with clause 13.2 any confidential information in relation to the affairs or business of the Hardware Business.

13.2 Save for the publication of the announcements in the agreed terms, no announcement or statement about this Agreement or the subject matter of, or any matter referred to in, this Agreement shall be made or issued before, on or after Completion by or on behalf of either of the parties without the prior written approval of the other party (such approval not to be unreasonably withheld or delayed) PROVIDED that nothing shall restrict the making by either party (even in the absence of the other party's agreement) of any statement which may be required by law or called for by the requirements of the Stock Exchange, but then only to the extent so required.

14.  FURTHER ASSURANCE AND AVAILABILITY OF INFORMATION

14.1 The Seller shall and shall procure that any relevant member of the Seller's Group shall do, execute and perform and shall procure to be done, executed and performed all such further acts, deeds documents and things as the Buyer may require from time to time effectively to vest the full legal and beneficial ownership of the Assets in the Buyer or as it directs free from all liens, charges, options, encumbrances or adverse rights or interest of any kind and otherwise to give to the Buyer the full benefit of this Agreement.

14.2 The Seller shall and shall procure that the relevant member of the Seller's Group shall cause to be made available to the Buyer all information in its possession or under its control which the Buyer may from time to time reasonably require (after Completion) relating to the business and affairs of the Hardware Business and shall permit the Buyer and its representatives on reasonable advance notice to have access to documents containing such information and to take copies thereof.

15.  INTEREST

15.1 If any amount required to be paid under this Agreement is not paid when it is due, such amount shall bear interest at the rate of three per cent per annum over the base lending rate of National Westminster Bank PLC from time to time, calculated on a daily basis for the period from the relevant due date for payment up to and including the date of actual payment, as well after as before any judgment.

16.  CONTINUING OBLIGATIONS AND ASSIGNMENT

16.1 Each of the obligations, warranties, representations, indemnities and undertakings accepted or given by the Seller or the Buyer under this Agreement or any document referred to herein ("Obligations") shall continue in full force and effect notwithstanding Completion taking place and shall be binding on their respective successors.

16.2 The rights of each of the parties to this Agreement may be assigned only with the prior written consent of the other parties.

17.  COSTS

Each party shall pay its own costs and expenses in relation to the negotiation, preparation, and implementation of this Agreement (and the documents referred to herein), including the fees and disbursements of their respective legal, accountancy and other advisers.

18.  NOTICES

18.1 Any notice or other communication to be given under this Agreement shall be in writing, shall be deemed to have been duly served on, given to or made in relation to a party if it is left at the authorised address of that party, posted by first class addressed to that party at such address, or sent by facsimile transmission to a machine situated at such address and shall if:

     (a) personally delivered, be deemed to have been received at the time of delivery;

     (b) posted to an inland address in the United Kingdom, be deemed to have been received on the second Business Day after the date of posting and if posted to an overseas address, be deemed to have been received on the fifth Business Day after the date of posting; or

     (c) sent by facsimile transmission, be deemed to have been received upon receipt by the sender of a facsimile transmission report (or other appropriate evidence) that the facsimile has been transmitted to the addressee;

     PROVIDED that where, in the case of delivery by hand or facsimile transmission, delivery or transmission occurs after 6.00 pm on a Business Day or on a day which is not a Business Day, receipt shall be deemed to occur at 9.00 am on the next following Business Day.

     For the purposes of this clause the authorised address of each party shall be the address set out at the heading of this Agreement or such other address as that party may notify to the others in writing from time to time in accordance with the requirements of this clause.

19.  SEVERABILITY

19.1 If any provision of this Agreement (or of any document referred to herein) is held to be illegal, invalid or unenforceable in whole or in part the legality, validity and enforceability of the remaining provisions of this Agreement (or such document) shall not in any way be affected or impaired thereby.

20.  ENTIRE AGREEMENT AND VARIATION

20.1 This Agreement (together with any documents referred to herein) contains the entire agreement and understanding of the parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement.

20.2 Each of the parties acknowledges and agrees that:

     (a) It does not enter into this Agreement and the documents referred to herein on the basis of and does not rely, and has not relied, upon any statement or representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written, express or implied) made, given or agreed to by any person (whether a party to this Agreement or not) except those expressly set out or referred to in this Agreement and the documents referred to herein; and

     (b) this clause 20 shall not apply to any statement, representation or warranty made fraudulently or to any provision of this Agreement which was induced by, or otherwise entered into as a result of, fraud, for which the remedies shall be all those available under the law governing this Agreement.

20.3 No variation, supplement, deletion or replacement of or from this Agreement or any of its terms shall be effective unless made in writing and signed by or on behalf of each party.

21.  GENERAL PROVISIONS

21.1 Any waiver of a breach of any of the terms of this Agreement or of any default hereunder shall not be deemed to be a waiver of any subsequent breach or default and shall in no way affect the other terms of this Agreement. No failure to exercise and no delay on the part of any party in exercising any right, remedy, power or privilege of that party under this Agreement and no course of dealing between the parties shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies provided by this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

21.2 The Buyer shall have, absent fraud, no right whatsoever on or after the date of this Agreement to terminate or rescind this Agreement.

22.  SELLERS GUARANTEE

22.1 For good and valuable consideration, receipt whereof is hereby acknowledged by the Seller's Guarantor, the Seller's Guarantor hereby irrevocably and unconditionally guarantees to the Buyer the due and punctual payment of all moneys and performance of all other obligations expressed to be payable or performed by BTL and/or the Seller under the terms of this and any documents collateral thereto (together, the "Documents" and individually a "Document") and agrees that, if at any time or from time to time any of the moneys expressed to be payable by BTL and/or the Seller under any Document (whether at stated date of payment, on demand or otherwise) are not paid on the due date therefor, or if any of its other obligations are not performed, it will forthwith upon demand therefor made by the Buyer upon it unconditionally pay in the manner required by the relevant Document the moneys the payment of which has not been made as aforesaid provided that demand has been made on the Seller or BTL (as the case may be) and such demand has not been complied with within fourteen days, to the intent that the amounts so payable shall be such amounts as will result in such person or persons receiving the same amounts as would have been received had such payments been duly made by BTL and/or the Seller in accordance with the terms of the relevant Document, or (as appropriate) procure the performance of the other obligations in question.

22.2 In addition to, but separate from, the obligations contained in Clause 22.1 above, the Seller's Guarantor hereby irrevocably and unconditionally agrees to indemnify the Buyer and to keep the Buyer indemnified against any loss of whatever kind resulting from the failure by BTL and/or the Seller to make any payment expressed to be due under the Documents when due or to perform any other obligation thereunder and to pay the amount of such loss whether or not the Buyer or any other person has attempted to enforce any rights against BTL and/or the Seller after a demand has been made and not complied with within fourteen days. Without prejudice to the generality of the foregoing, such loss shall include all those amounts as shall not have been paid as aforesaid and all costs and expenses (including actual legal fees and expenses) which the Buyer may incur in proceedings against BTL and/or the Seller.

22.3 The Seller's Guarantor shall not be exonerated or discharged from any of its obligations under this clause 22, nor shall any of such obligations be in any way prejudiced or affected, by:-

     (a) any invalidity or unenforceability of any obligation expressed to be assumed by BTL and/or the Seller under or in connection with any Document; or
     (b) any variation or amendment of, or waiver or release granted under or in respect of, any Document or any document referred to therein; or
     (c) time being given to BTL and/or the Seller or any other indulgence or concession to BTL and/or the Seller granted by the Buyer; or
     (d) the release of BTL and/or the Seller from any of its obligations under any Document or the taking, holding, varying, non-enforcement, non-perfection or release by the Buyer of any other security for all or any of the sums expressed to be payable by BTL and/or the Seller under any Document; or
     (e) the liquidation, insolvency, examination, receivership or analogous process of, or any change in the status, function, control, ownership or financial condition of BTL and/or the Seller or any other person or by any other event; or

     (f) any other thing done or omitted or neglected to be done by the Buyer or any other dealing, fact, matter or thing which, but for this provision, might operate to exonerate or discharge the Seller from any of its obligations under this clause 22.

22.4 The obligations of the Seller's Guarantor under this clause 22 are continuing obligations and accordingly they shall remain in operation until all moneys and other obligations now or hereafter expressed to be owing or undertaken under the terms of the Documents have been finally and irrevocably paid off or satisfied in full and discharged and performed and are in addition to and not in substitution for, and shall not be prejudiced or affected by, any other security which the Buyer may at any time hold for the payment of such moneys or any of them and may be enforced without first having recourse to any such security and without taking any steps or proceedings against BTL and/or the Seller.

23.  GOVERNING LAW AND JURISDICTION

23.1 This Agreement (together with all documents to be entered into pursuant to it which are not expressed to be governed by another law) shall be governed by, construed and take effect in accordance with English law.

23.2 The courts of England shall have exclusive jurisdiction to settle any claim, dispute or matter of difference which may arise out of or in connection with this Agreement (including without limitation claims for set-off or counterclaim) or the legal relationships established by this Agreement.

23.3 Each of the parties hereto agrees that in the event of any action between any of the parties hereto being commenced in respect of this Agreement or any matters arising under it, the process by which it is commenced, (where consistent with the applicable court rules) may be served on them in accordance with clause 18.

24.  THIRD PARTY RIGHTS

24.1 Except where the contrary intention expressly appears in this Agreement, nothing in this Agreement is intended to confer on any person any right to enforce any term of this Agreement which that person would not have had but for the Contracts (Rights of Third Parties) Act 1999. Where such contrary intention appears, the rights in question are enforceable only by the third parties expressly identified (and not by any other person) subject to and in accordance with the terms of this Agreement in question.

24.2 No right of any party to agree any amendment, variation, waiver or settlement under or arising from or in respect of this Agreement, or to terminate this Agreement, shall be subject to the consent of any person who has rights under this Agreement by virtue of the Contracts (Rights of Third Parties) Act 1999.

25   CERTIFICATE OF VALUE

It is hereby certified that the transaction effected under this Agreement does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value exceeds (pound)60,000.

AS WITNESS the hands of the parties or their duly authorised representatives the day and year first above written.

                                   SCHEDULE 1

                         Business Intellectual Property

PART A

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Date of        Renewal
Country   Owner                              Trade Mark          Class        Number      Status        Registration   Date
--------------------------------------------------------------------------------------------------------------------------------
USA       Baltimore Technologies Ltd (Irl)   Sureware             9, 42, 35   76/305795   Application
--------------------------------------------------------------------------------------------------------------------------------
UK        Baltimore Technologies Ltd (Irl)   Sureware (series)        9, 16    2262635A   Registered       28-Feb-01   28-Feb-11
--------------------------------------------------------------------------------------------------------------------------------
CTM       Baltimore Technologies Ltd (Irl)   Sureware word       09, 16, 42     2356343   Advertised
--------------------------------------------------------------------------------------------------------------------------------
CTM       Baltimore Technologies Ltd (Irl)   Sureware Keyper      9, 16, 42     2356376   Advertised
--------------------------------------------------------------------------------------------------------------------------------
UK        Baltimore Technologies Ltd (Irl)   Sureware Keyper          9, 16    2262635B   Registered       28-Feb-01   28-Feb-11
--------------------------------------------------------------------------------------------------------------------------------
USA       Baltimore Technologies Ltd (Irl)   Sureware Keyper      9, 42, 35   76/305791   Application
--------------------------------------------------------------------------------------------------------------------------------
CTM       Baltimore Technologies Ltd (Irl)   Sureware Net        09, 16, 42     2356350   Advertised
--------------------------------------------------------------------------------------------------------------------------------
USA       Baltimore Technologies Ltd (Irl)   Sureware Net         9, 42, 35   76/305790   Application
--------------------------------------------------------------------------------------------------------------------------------
CTM       Baltimore Technologies Ltd (Irl)   Sureware Runner      09,16, 42     2356319   Advertised
--------------------------------------------------------------------------------------------------------------------------------
UK        Baltimore Technologies Ltd (Irl)   Sureware Runner          9, 16    2262635C   Registered       28-Feb-01   28-Feb-11
--------------------------------------------------------------------------------------------------------------------------------
USA       Baltimore Technologies Ltd (Irl)   Sureware Runner      9, 42, 35   76/305792   Application
--------------------------------------------------------------------------------------------------------------------------------

The unregistered Trade Mark
"ACCE"

All Intellectual Property Rights in all and any software, source code, designs and other information held on the perforce server but excluding any obligations arising out of or created in connection with any such software, source code or information.

                                   SCHEDULE 2

                               Customer Contracts

                         [Schedule 9 - Work in Progress]

Customers

-------------------------------------------------------------------------------------------------------------------------
Customer             Item         Value      Invoiced           Comment
-------------------------------------------------------------------------------------------------------------------------
Visa International   SafeKeyper   $    tba   Invoiceable on     Additional professional services in respect of SafeKeyper
(USA)                Migration               Time & Materials   Migration completed in June 2002 for services provided by
                                             basis              Baltimore (USA) and BBN Technologies
-------------------------------------------------------------------------------------------------------------------------
SecureNet            SureWare     $170,000   June 2002          Units shipped in June 2002, invoice date delayed to Sept
(Australia)          Keypers                                    2002 under SecureNet Agreement
-------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                                Demised Premises

The Ground Floor, The West Wing Focus 31, Mark Road, Hemel Hempstead, United Kingdom.

                                   SCHEDULE 4

                                Deed Of Covenants

THIS DEED OF COVENANT is made the      day of                           2002
                                  ----        -------------------------

BETWEEN:

(1) Baltimore Technologies plc a company registered in England and Wales under number 2643615 whose registered office is at 1310 Waterside, Arlington Business park Theale Reading Berks, RG7 4SA United Kingdom, (the "Covenantor") and

(2) AEP Systems International Limited a Company registered in England and Wales under number 4479308 whose registered office is at Gomms Wood Lodge, Cherry Drive, Forty Green, Beaconsfield, Buckinghamshire H9P 1XP(the "Buyer").

WHEREAS:

Pursuant to the provisions of an Agreement dated          2002 between amongst
                                                 --------
others the Covenantor and the Buyer, (the "Sale Agreement") the Buyer has agreed to acquire the Hardware Business and the Covenantor has agreed to enter into this Deed.

OPERATIVE TERMS:

1.   INTERPRETATION

1.1 In this Deed unless the context or subject matter otherwise requires, expressions defined in the Sale Agreement shall have the same meanings and in addition the following expressions shall have the following meanings:

     "Restricted Business" the business as described in the Sale Agreement under the definition "Hardware Business";

     "Restricted Area" the United Kingdom, Ireland, France , Italy, Germany, Spain, Japan and the United States of America;

     "Restricted Period" the period from the date of this Agreement to 10 September 2004;

2.   COVENANTS

2.1 Subject to clause 2.5 the Covenantor hereby undertakes to the Buyer that it will not and it will procure that no member of the Seller's Group (as defined in the Sale Agreement) will either alone or jointly with others, whether as principal, agent, manager, shareholder, independent contractor or in any other capacity, directly or indirectly through any other person, for his own benefit or that of others:

     (a) at any time during the Restricted Period engage in or carry on or be interested in any Restricted Business within the Restricted Area in competition with the Buyer (other than as a holder for investment of no more than 15 per cent of any class of shares or securities dealt in on a recognised stock exchange or as a holder of the Buyer's parent's stock);

     (b) at any time during the period expiring two years after Completion actively solicit any employee earning in excess of (pound)50,000 of the Hardware Business (an "Employee") to leave the employment of the Hardware Business, whether or not such Employee would by reason of so leaving commit a breach of his contract of employment, except in any such case where such Employee responds to a public advertisement.

2.2 Nothing in this Deed shall prevent or restrict the Covenantor or any of its subsidiary undertakings from time to time from acquiring any person or a business (a "Target") whose business includes a business (or businesses) (the "Competing Business") which competes with the Restricted Business, provided that the Competing Business is not a material part of the business of the Target. For the purposes of clauses 2.2 and 2.3, the Competing Business shall only be deemed "material" if the Competing Business contributed more than 30% of the total revenues of the Target, by reference to the most recent published accounts (or, if there are none, the management accounts).

2.3 If the Competing Business of a Target is material, then the Covenantor (or any of its subsidiary undertakings from time to time) may nevertheless make the acquisition but undertakes promptly after completion of the acquisition to notify the Buyer in writing of this fact and to offer the Buyer the first right of refusal to acquire the Competing Business at an arms length price and on arms length terms and if such offer is not accepted, dispose or cease the operation of the Competing Business within 12 months of the date when the Buyer notifies the Covenantor in writing that it does not wish to acquire the Competing Business offered pursuant to this clause 2.3. At the end of this period, the exemption in clause 2.2 shall cease to apply.

2.4 Each of the covenants contained in clause 2 is entirely separate and severable and enforceable accordingly. Each of such covenants is considered fair and reasonable in all the circumstances by the parties but in the event that any such restriction shall be found to be void or ineffective but would be valid and effective if some part thereof were deleted or the duration or area of application reduced such restriction shall apply with such modification as may be necessary to make it valid and effective.

3.   ASSIGNMENT

     The rights of each of the parties to this Deed may be assigned only with the prior written consent of the other parties.

4.   GENERAL PROVISIONS

     The following provisions of the Sale Agreement shall apply to this Deed as if the same had been set out herein in full save that references therein to the Seller, its address and the Agreement respectively shall be construed as references to the Covenantor, its address specified in this Deed and this Deed:

     (a)  clause 18 Notices
          (i)  clause 19 Severability
          (ii) clause 20 Entire Agreement and Variations
          (iii) clause 21 General provisions
          (iv) Clause 23 Governing law
          (v)  Clause 13 in relation to confidentiality.

In witness whereof this Deed has been entered into the day and year first before written.

Executed as a Deed by the
Affixing of the Common Seal of
Baltimore Technologies Plc

In the presence of:


--------------------
Director


--------------------
Director/Secretary


Executed as a Deed by the
Affixing of the Common Seal of
AEP SYSTEMS INTERNATIONAL LIMITED

In the presence of:


--------------------
Director


--------------------
Director/Secretary

                                   SCHEDULE 5

                                    Employees

1.   LANE Rob
2.   AHMED Ufique
3.   ANDERSON Ray
4.   ASHDOWN Robin
5.   BRADFORD Richard
6.   CAHILL Charles
7.   CLEMENTS Peter
8.   CRADDOCK Alan
9.   DIXON Tom
10.  DOREY Louise
11.  GAYLER Anne
12.  GOFFIN Paul
13.  HAYES Vicki
14.  HEALY Paul
15.  HOOPMAN Arjan
16.  LEAK David
17.  LEWIS Stephen
18.  MILLER David
19.  PRICE Roger
20.  RABI LALEH Essy
21.  RABI LALEH Karrim
22.  RITCHIE Arwen
23.  RODDEN Ewan
24.  ROSS Stephen
25.  SAUNDERS Rod
26.  STEDMAN Kate
27.  SUREN Rohini
28.  TROBRIDGE Chris
29.  VIRDEE James
30.  WATSON Tim

                                   SCHEDULE 6

                                 Asset Register

---------------------------------------------------------------------------------------------------
Asset                Machine                    Description       QTY         Location/Purpose
---------------------------------------------------------------------------------------------------
41255    3Com Office Connect               Hub                     1    Dev
---------------------------------------------------------------------------------------------------
         3COM Office Connect               Hub                     1    Cupboard
---------------------------------------------------------------------------------------------------
         3Com Office Connect               Hub                     1    Test
---------------------------------------------------------------------------------------------------
         3Com Office Connect               Hub                     1    Test
---------------------------------------------------------------------------------------------------
         Accton EtherHub -8s               Hub                     1    Dev
---------------------------------------------------------------------------------------------------
42558    ADI                               Monitor 14"             1    List Y
---------------------------------------------------------------------------------------------------
40563    AE SuperCount                     Counter Scales          1    Ops
---------------------------------------------------------------------------------------------------
         Agilent E3631A                    PSU 3 ch                1    Ops
---------------------------------------------------------------------------------------------------
40498    AOC                               Monitor 14"             1    Ops
---------------------------------------------------------------------------------------------------
40600    AVO M806                          DMM                     1    List Y
---------------------------------------------------------------------------------------------------
         Bay EN108                         Hub                     1    Test
---------------------------------------------------------------------------------------------------
         Bay NetGear                       Hub                     1    List Y
---------------------------------------------------------------------------------------------------
41591    Bay NetGear 8                     Hub                     1    Lab
---------------------------------------------------------------------------------------------------
         Bay NetGear 8                     Switch                  1    Dev
---------------------------------------------------------------------------------------------------
         Bay NetGear 8                     Switch                  1    Test
---------------------------------------------------------------------------------------------------
         Bay NetGear D5116                 Hub                     1    Test
---------------------------------------------------------------------------------------------------
         BICC Data Networks ISOLAN 10Mhz   Hub                     1
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             2    Dev
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             1    Dev
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             1    Dev
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             1    Dev
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             1    Dev
---------------------------------------------------------------------------------------------------
         Blackbird                         Debug probe             2    Dev
---------------------------------------------------------------------------------------------------
40728    Canon Multipass C20               Fax                     1    Ops
---------------------------------------------------------------------------------------------------
40410    Canon NP6012                      Photocopier             1    IT - Ops
---------------------------------------------------------------------------------------------------
         Cisco 2600                        Switch                  1    Test
---------------------------------------------------------------------------------------------------
40004    Clare A114                        Earth leakage Test      1    Ops
---------------------------------------------------------------------------------------------------
40549    Clare A303J                       Flash Tester            1    Ops
---------------------------------------------------------------------------------------------------
40923    Compaq 300                        PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
561      Compaq 300 Prosignia              PC - mini               1    List Y
---------------------------------------------------------------------------------------------------
41220    Compaq 450 Dual                   PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
41628    Compaq 550                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
41811    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42507    Compaq 600                        PC - desktop            1    List Y - test
---------------------------------------------------------------------------------------------------
42539    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42592    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
42626    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42629    Compaq 600                        PC - desktop            1    Mandrake Linux
---------------------------------------------------------------------------------------------------
42631    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42643    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42692    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42693    Compaq 600                        PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
42694    Compaq 600                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42695    Compaq 600                        PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
42696    Compaq 600                        PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
42689    Compaq 733                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42690    Compaq 733                        PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
42711    Compaq 733                        PC - desktop            1    C2
---------------------------------------------------------------------------------------------------
42712    Compaq 733                        PC - desktop            1    C1
---------------------------------------------------------------------------------------------------
42735    Compaq 733                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42740    Compaq 733                        PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
42755    Compaq 733                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42776    Compaq 800                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
42737    Compaq 866                        PC - desktop            1    Circuit layouts
---------------------------------------------------------------------------------------------------
42778    Compaq 866                        PC - desktop            1    Linux Dev
---------------------------------------------------------------------------------------------------
42779    Compaq 866                        PC - desktop            1    IT
---------------------------------------------------------------------------------------------------
40460    Compaq Armada                     PC - notebook           1    Test
---------------------------------------------------------------------------------------------------
41602    Compaq S900                       Monitor 19"             1    Test
---------------------------------------------------------------------------------------------------
         Cupboard C8 - Ops                 Safe                    1    Downstairs next to test lab
---------------------------------------------------------------------------------------------------
527      DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
532      DAL                               PC - desktop            1    Circuit Testing rig
---------------------------------------------------------------------------------------------------
606      DAL                               PC - desktop            1    Ops
---------------------------------------------------------------------------------------------------
626      DAL                               PC - mini               1    List X - Dev/Europay PS
---------------------------------------------------------------------------------------------------
40283    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40284    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40302    DAL                               PC - desktop            1    List Y
---------------------------------------------------------------------------------------------------
40411    DAL                               PC - desktop            1    Unknown
---------------------------------------------------------------------------------------------------
40415    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40417    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40420    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40596    DAL                               PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
40597    DAL                               PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
40598    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40602    DAL                               PC - desktop            1    List Y
---------------------------------------------------------------------------------------------------
40643    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40648    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40670    DAL                               PC - desktop            1    List Y
---------------------------------------------------------------------------------------------------
40675    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40683    DAL                               PC - desktop            1    License Server
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
40717    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40718    DAL                               PC - desktop            1    Ops - Test PC
---------------------------------------------------------------------------------------------------
40840    DAL                               PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
40849    DAL                               PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40894    DAL                               PC - desktop            1    Unknown
---------------------------------------------------------------------------------------------------
40904    DAL                               PC - desktop            1    List X - Dev/Europay PS
---------------------------------------------------------------------------------------------------
40896    DAL 334                           PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
40897    DAL 334                           PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
40673    DAL ???                           PC - desktop            1    For disposal
---------------------------------------------------------------------------------------------------
580      DAL 133                           PC - desktop            1    Test
---------------------------------------------------------------------------------------------------
43203    Dell                              Monitor 15"             1    Test
---------------------------------------------------------------------------------------------------
43201    DellPrecision 933 Twin            PC - tower              1    Dev
---------------------------------------------------------------------------------------------------
43202    DellPrecision 933 Twin            PC - tower              1    Test
---------------------------------------------------------------------------------------------------
         Demo SureWare Keyper              HSM                     1    Holland
---------------------------------------------------------------------------------------------------
631      EIZO Flexscan F55                 Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40653    Epic                              PC                      1    Ops
---------------------------------------------------------------------------------------------------
42554    Epson GTI2000                     Scanner                 1    Dev
---------------------------------------------------------------------------------------------------
         Fakerscope                                                1    Ops
---------------------------------------------------------------------------------------------------
         Fellowes FXL 125                  Laminator               1    Ops
---------------------------------------------------------------------------------------------------
J2197    Financial                         HSM                     1
---------------------------------------------------------------------------------------------------
J2479    Financial                         HSM                     1
---------------------------------------------------------------------------------------------------
J4171    Financial                         HSM                     1
---------------------------------------------------------------------------------------------------
J4172    Financial                         HSM                     1    Test
---------------------------------------------------------------------------------------------------
         Fluke                             DMM                     1    Ops
---------------------------------------------------------------------------------------------------
         GemPlus GCR 4100                  Smartcard reader        4    Cupboard
---------------------------------------------------------------------------------------------------
         GemPlus GCR 4100                  Smartcard reader        1    Dev
---------------------------------------------------------------------------------------------------
         Gemplus GCR 4100                  Smartcard reader        3    Dev Europay Test Rig
---------------------------------------------------------------------------------------------------
         GemPlus GCR 4100                  Smartcard reader        2    List X - Europay PS
---------------------------------------------------------------------------------------------------
         GemPlus GCR 4100                  Smartcard reader        3    Test
---------------------------------------------------------------------------------------------------
42761    HP                                PC - mini               1    EMC Test
---------------------------------------------------------------------------------------------------
         HP                                PSU                     1    Ops
---------------------------------------------------------------------------------------------------
42560    HP 2500C                          Printer - deskjet       1    IT - Dev
---------------------------------------------------------------------------------------------------
41027    HP 8000DN                         Printer                 1    IT - Dev
---------------------------------------------------------------------------------------------------
42582    HP 82000 Visualize (HP-UX v11)    WS - mini               1    Test (hp-viz2)
---------------------------------------------------------------------------------------------------
         HP 860                            Debug probe             2    Dev
---------------------------------------------------------------------------------------------------
         HP 9121                           PC - desktop            1    Lab - not in use
---------------------------------------------------------------------------------------------------
41553    HP A4575A                         Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42588    HP Brio                           Monitor 17"             1    List Y
---------------------------------------------------------------------------------------------------
41016    HP DesignJet 450C                 Printer - Plotter       1    Lab
---------------------------------------------------------------------------------------------------
         HP Jet Direct Plus                Switch - printer/LAN    1    IT - Dev
---------------------------------------------------------------------------------------------------
40285    HP Laserjet 4                     Printer                 1    IT - Ops - HH01
---------------------------------------------------------------------------------------------------
43204    HP M700                           Monitor 17"             1    HP
---------------------------------------------------------------------------------------------------
42584    HP P910                           Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
42585    HP P910                           Monitor 19"             1    Ops
---------------------------------------------------------------------------------------------------
40939    HP Ultra 1280                     Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
41216    HP Universal Counter              UC in rack              1
---------------------------------------------------------------------------------------------------
40940    HP Vectra VL                      PC - mini               1    Ops - Old EMC
---------------------------------------------------------------------------------------------------
42761    HP Vectra VL400                   PC                      1    Ops - EMC Tester
---------------------------------------------------------------------------------------------------
43191    HP1650B                           Logic Analyser          1    Lab
---------------------------------------------------------------------------------------------------
40048    HP18179A                          Line Analyser           1    Lab
---------------------------------------------------------------------------------------------------
         iBox-4xxP-2                       Debug probe             2    Dev
---------------------------------------------------------------------------------------------------
         ICS Advent Pro 4148               PC - industrial         1    List Y - Black Test
---------------------------------------------------------------------------------------------------
42557    IIyama Vision Master              Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
41129    Intel In Business 8 port          Hub                     1    Test
---------------------------------------------------------------------------------------------------
41219    JTAG: PM3705 Boundary Scan
         Controller                                                1    Lab
---------------------------------------------------------------------------------------------------
40651    JVC TK-C1380                      Video Camera            1    List Y
---------------------------------------------------------------------------------------------------
F00397   K&K                               Pallet Truck            1    Ops
---------------------------------------------------------------------------------------------------
         Kardex Industviewer                                       1    Ops
---------------------------------------------------------------------------------------------------
J4416    Keyper                            HSM                     1    Debug
---------------------------------------------------------------------------------------------------
         Keyper                            HSM                     1    Debug
---------------------------------------------------------------------------------------------------
J3731    Keyper PCI (broken)               HSM                     1
---------------------------------------------------------------------------------------------------
J2033    Keyper v2.2                       HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3435    Keyper v2.2                       HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3486    Keyper v2.2                       HSM                     1    Test
---------------------------------------------------------------------------------------------------
J4133    Keyper v2.2                       HSM                     1    Test
---------------------------------------------------------------------------------------------------
         Keyper v3                         HSM                     1    Debug
---------------------------------------------------------------------------------------------------
         Master View Plus                  Switch - monitor        1    Test
---------------------------------------------------------------------------------------------------
         Master View Plus                  Switch - monitor        1    Test
---------------------------------------------------------------------------------------------------
43190    MasterView C5104                  Switch - monitor        1    Test
---------------------------------------------------------------------------------------------------
40003    Megger pat 2                      PAT                     1    Ops
---------------------------------------------------------------------------------------------------
43197    Meiji EMZ                         Microscope              1    Lab
---------------------------------------------------------------------------------------------------
40516    Messer M5097                      MMU                     1    Lab
---------------------------------------------------------------------------------------------------
40078    Mettler PE 3600                   Scales                  1    Ops
---------------------------------------------------------------------------------------------------
42630    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42639    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42655    Mitsubishi Diamond Plus 91        Monitor 19"             1    Test
---------------------------------------------------------------------------------------------------
42656    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42657    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42658    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42680    Mitsubishi Diamond Plus 91        Monitor 19"             1    Circuit layouts
---------------------------------------------------------------------------------------------------
42732    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42756    Mitsubishi Diamond Plus 91        Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
42764    Mitsubishi Diamond Plus 91        Monitor 19"             1    Test
---------------------------------------------------------------------------------------------------
43200    Mitsubishi Diamond Plus 91        Monitor 19"             1    Dev
---------------------------------------------------------------------------------------------------
41208    Mitsubishi Diamond Scan 50        Monitor 15"             1    Ops
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
41523    Mitsubishi Diamond Scan 70        Monitor 17"             1    List X - dev/Europay PS
---------------------------------------------------------------------------------------------------
42508    Mitsubishi Diamond Scan 70        Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
42536    Mitsubishi Diamond Scan 70        Monitor 17"             1    List Y
---------------------------------------------------------------------------------------------------
42538    Mitsubishi Diamond Scan 70        Monitor 17"             1    Spare
---------------------------------------------------------------------------------------------------
42713    Mitsubishi Diamond Scan 70        Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
42714    Mitsubishi Diamond Scan 70        Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
42729    Mitsubishi Diamond Scan 70        Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
42733    Mitsubishi Diamond Scan 70        Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
42753    Mitsubishi Diamond Scan 70        Monitor 17"             1    List Y
---------------------------------------------------------------------------------------------------
43716    Mitsubishi Diamond Scan 70        Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
         Mockup Keyper for customer
         visits                            HSM                     1    Holland
---------------------------------------------------------------------------------------------------
41215    Multimeter                        MMU in rack             1    Lab
---------------------------------------------------------------------------------------------------
40918    NEC A700                          Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40919    NEC JC-1576VMB                    15" Monitor             1    Ops
---------------------------------------------------------------------------------------------------
J3406    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3410    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3569    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3591    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3595    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3601    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3606    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3608    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3609    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3669    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3944    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
J3953    Net                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
         Net debug                         HSM                     1    Debug
---------------------------------------------------------------------------------------------------
J2460    Net Keyper                        HSM                     1    Test
---------------------------------------------------------------------------------------------------
J2468    Net Keyper                        HSM                     1    Test
---------------------------------------------------------------------------------------------------
         NetGear D5104                     Hub                     1    Test
---------------------------------------------------------------------------------------------------
         Noise Ken FVC-1000                EMI noise sensor        1    Ops
---------------------------------------------------------------------------------------------------
         Noise Ken FVC-30                  EMI noise sensor        1    Ops
---------------------------------------------------------------------------------------------------
40424    Nokia 447E                        Monitor 14"             1    List Y
---------------------------------------------------------------------------------------------------
J2424    NSP                               HSM                     1    Debug
---------------------------------------------------------------------------------------------------
J2425    NSP                               HSM                     1    Debug
---------------------------------------------------------------------------------------------------
P2152    NSP                               HSM                     1    Test
---------------------------------------------------------------------------------------------------
P2184    NSP                               HSM                     1
---------------------------------------------------------------------------------------------------
P2863    NSP                               HSM                     1
---------------------------------------------------------------------------------------------------
P2864    NSP                               HSM                     1    Debug
---------------------------------------------------------------------------------------------------
         OCDemon Wizzler                   Debug probe             3    Dev
---------------------------------------------------------------------------------------------------
40250    Olivetti PT 505                   Typewriter              1    Ops
---------------------------------------------------------------------------------------------------
40399    Panasonic 5G                      Monitor 17"             1    CD Writer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
40700    Panasonic 5G                      Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40750    Panasonic 5G                      Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40845    Panasonic 5G                      Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
41023    Panasonic 5G                      Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
41155    Panasonic 5G                      Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40689    Panasonic TX-D1734                Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
43194    PDD 3502A                         PSU                     1    Lab
---------------------------------------------------------------------------------------------------
40105    Phillips 3311                     Scope                   1    Lab
---------------------------------------------------------------------------------------------------
40228    Phillips PM 6671                  Timer/Counter           1    Ops
---------------------------------------------------------------------------------------------------
43192    PICSTART Plus                     Programmer              1    Lab
---------------------------------------------------------------------------------------------------
40567    Planet EH1601                     Hub                     1
---------------------------------------------------------------------------------------------------
         Planet EH801                      Hub                     1    Test
---------------------------------------------------------------------------------------------------
         Plus 2 debugger                   Debugger                1    Dev
---------------------------------------------------------------------------------------------------
40674    Polar Tone-OHM                    Short Tracer            1    Ops
---------------------------------------------------------------------------------------------------
         Polar Tone-OHM                    Short Tracer            1    Ops
---------------------------------------------------------------------------------------------------
41217    Power supply                      PSU in rack             1    Lab
---------------------------------------------------------------------------------------------------
41218    Power supply                      PSU in rack             1    Lab
---------------------------------------------------------------------------------------------------
         PowerMan PC FSP250-6OGTA          PC                      1    PCI Test
---------------------------------------------------------------------------------------------------
41043    Project                           Monitor 17"             1    List Y
---------------------------------------------------------------------------------------------------
41150    Project                           Monitor 17"             1    Ops
---------------------------------------------------------------------------------------------------
42505    Projector T1 Plus U2-870          Projector               1    Cupboard
---------------------------------------------------------------------------------------------------
J4883    Runner v2                         HSM                     1
---------------------------------------------------------------------------------------------------
J4888    Runner v2                         HSM                     1
---------------------------------------------------------------------------------------------------
J4889    Runner v2                         HSM                     1
---------------------------------------------------------------------------------------------------
J4892    Runner v2                         HSM                     1
---------------------------------------------------------------------------------------------------
J5006    Runner v2                         HSM                     1
---------------------------------------------------------------------------------------------------
         Safe - backups                    Safe                    1    Located in IT
---------------------------------------------------------------------------------------------------
43205    Safe - dev, Europay               Safe                    1    List X - Dev/Europay PS
---------------------------------------------------------------------------------------------------
         Safe - Ops                        Safe                    1    List Y - Ops
---------------------------------------------------------------------------------------------------
499      Samsung                           Monitor 14"             1    Ops
---------------------------------------------------------------------------------------------------
40403    Samsung 17GLi                     Monitor 17"             1    Sun
---------------------------------------------------------------------------------------------------
40404    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40405    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40406    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40471    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40502    Samsung 17GLi                     Monitor 17"             1    IT
---------------------------------------------------------------------------------------------------
40504    Samsung 17GLi                     Monitor 17"             1    Sun
---------------------------------------------------------------------------------------------------
40505    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40511    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
40513    Samsung 17GLi                     Monitor 17"             1    Test
---------------------------------------------------------------------------------------------------
         Schleicher                        Shredder                1    Ops
---------------------------------------------------------------------------------------------------
40033    Schlumber                         DMM                     1    Ops
---------------------------------------------------------------------------------------------------
40652    Schott KL 1500                    Light Source            1    Ops
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
43195    Soldering Iron                                            1    Lab
---------------------------------------------------------------------------------------------------
43196    Soldering Iron                                            1    Lab
---------------------------------------------------------------------------------------------------
40649    Sony SSM                          Monitor                 1    Ops
---------------------------------------------------------------------------------------------------
41018    Sprint                            Programmer              1    Ops
---------------------------------------------------------------------------------------------------
41232    Sun                               Monitor 17"             1    Sun
---------------------------------------------------------------------------------------------------
42669    Sun                               Monitor 21"             1    IT
---------------------------------------------------------------------------------------------------
42670    Sun                               Monitor 21"             1    IT
---------------------------------------------------------------------------------------------------
         Sun 250                           WS - mini               1    Test
---------------------------------------------------------------------------------------------------
42667    Sun Ultra 10                      WS - mini               1    Test
---------------------------------------------------------------------------------------------------
42668    Sun Ultra 10                      WS - mini               1    Test
---------------------------------------------------------------------------------------------------
41234    Sun Ultra 5                       WS - desktop            1    Test
---------------------------------------------------------------------------------------------------
42723    TeaC                              CD Copier               1    Ops
---------------------------------------------------------------------------------------------------
         Tektronix 465B                    Scope                   1    Lab
---------------------------------------------------------------------------------------------------
40133    Tektronix HP 1630G                Logic Analyser          1    Lab
---------------------------------------------------------------------------------------------------
676      Tektronix Phaser 740              Printer                 1    Ops
---------------------------------------------------------------------------------------------------
43193    Tektronix TDS 3054                Scope                   1    Lab
---------------------------------------------------------------------------------------------------
40429    Tektronix TDS 360                 Scope                   1    Ops
---------------------------------------------------------------------------------------------------
43199    Tektronix TDS784C                                         1    Lab
---------------------------------------------------------------------------------------------------
43198    Tektronix TLA704                  Logic Analyser          1    Lab
---------------------------------------------------------------------------------------------------
41616    Toshiba 4080XCDT                  PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
41139    Toshiba Portage                   PC - notebook           1    IT home use only
---------------------------------------------------------------------------------------------------
41620    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
42785    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
42809    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
43151    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
43157    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
43163    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
43164    Toshiba Portage                   PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
41557    Toshiba Satellite 4080XCDT        PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
41611    Toshiba Satellite 4080XCDT        PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
42595    Toshiba Satellite Pro 4200        PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
7621E    Toshiba Satellite Pro 4200        PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
43153    Toshiba+B320                      Monitor 19"             1    IT
---------------------------------------------------------------------------------------------------
         Tripods                                                   2    List Y
---------------------------------------------------------------------------------------------------
         Unknown                           HSM                     1
---------------------------------------------------------------------------------------------------
         Unknown                           HSM                     1
---------------------------------------------------------------------------------------------------
40388    Vision Matrix                     Microscope              1    Lab
---------------------------------------------------------------------------------------------------
40019    Weir 413D                         PSU                     1    Dev
---------------------------------------------------------------------------------------------------
40611    Wrist strap tester                                        1    Lab
---------------------------------------------------------------------------------------------------
         Xytronic 136 ESD                  Black soldering Stn     1    Ops
---------------------------------------------------------------------------------------------------
40629    Zebra 1055                        Printer - labels        1    Ops - label printing
---------------------------------------------------------------------------------------------------
41156    Zergo                             PC - mini               1    Test
---------------------------------------------------------------------------------------------------
41178    Zergo                             PC - mini               1    Linux
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
41179    Zergo                             PC - mini               1    List Y
---------------------------------------------------------------------------------------------------
41254    Zergo                             PC - mini               1    Test
---------------------------------------------------------------------------------------------------
42512    Zergo                             PC                      1    Ops - label production
---------------------------------------------------------------------------------------------------
         Zergo                             PC - mini               1    dev-gate
---------------------------------------------------------------------------------------------------
         Zergo Dual 350                    PC - mini               1    Test (hhtest1)
---------------------------------------------------------------------------------------------------
         Zergo Tower                       PC - tower              1    List Y
---------------------------------------------------------------------------------------------------
         Zergo Zip drive                   PC - mini               1    Test
---------------------------------------------------------------------------------------------------
1761     ZergoDual                         PC - mini               1    Test
---------------------------------------------------------------------------------------------------
40764    ZergoDual                         PC - mini               1    CADSTAR ?
---------------------------------------------------------------------------------------------------
41177    ZergoDual                         PC - mini               1    Test
---------------------------------------------------------------------------------------------------
40626                                      PC                      1    Ops - test goods in.
---------------------------------------------------------------------------------------------------
42715                                      PC - notebook           1    IT
---------------------------------------------------------------------------------------------------
J4101                                      HSM                     1    Test
---------------------------------------------------------------------------------------------------
J4425                                      HSM                     1
---------------------------------------------------------------------------------------------------
                                           Fans                    2    Dev
---------------------------------------------------------------------------------------------------
                                           HSM                     1    Debug
---------------------------------------------------------------------------------------------------
                                           HSM                     1    Debug
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
         Index PSU8 PABX - Serial no
               SDUWM00001SABPCS            Phone System            1    IT
---------------------------------------------------------------------------------------------------
         Index CPUV200 -
               38UEP00001SKQ               Phone System            1    IT
---------------------------------------------------------------------------------------------------
         Index DSLC 32 Digital Extension
               cards - 38UEP00001SDX       Phone System            3    IT
---------------------------------------------------------------------------------------------------
         Index DPNSS-30 -
                38UEP00001SEL              Phone System            1    IT
---------------------------------------------------------------------------------------------------
         Index AL2-8 Analogue Extension
               card  - 38UEP00001SCN       Phone System            1    IT
---------------------------------------------------------------------------------------------------
         Index DT3/5 Extensions.           Phone System           40    Desks
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                   SCHEDULE 7

                                   IP Licences

PART A

-------------------------------------------------
Software Name
-------------------------------------------------
Adobe Acrobat
-------------------------------------------------
Adobe Frame Maker 6.0
-------------------------------------------------
Adobe GoLive v 5.0
-------------------------------------------------
ALT Synplicity
-------------------------------------------------
Altera Maxplus
-------------------------------------------------
Altera Quartus
-------------------------------------------------
ARM ADS
-------------------------------------------------
Cadence Orcad
-------------------------------------------------
Cadstar
-------------------------------------------------
Chronology Timing Designer
-------------------------------------------------
Installshield
-------------------------------------------------
Installshield 2000
-------------------------------------------------
Jtag for windows for NT
-------------------------------------------------
Labview for Windows v 5.01
-------------------------------------------------
Microsoft MSDN library
-------------------------------------------------
Microsoft Office
-------------------------------------------------
Microsoft Project 2000
-------------------------------------------------
Microsoft Visual .Net Pro
-------------------------------------------------
Microsoft Visual C++v6
-------------------------------------------------
Microsoft Visual Studio
-------------------------------------------------
Microsoft XP Pro
-------------------------------------------------
Perforce
-------------------------------------------------
Prism v2.0 pSOS, Diab C/C++ Compiler Linker
-------------------------------------------------
Single Step debugger
-------------------------------------------------
Sun Dev.Tools (Solaris)
-------------------------------------------------
Thomson Toolkit
-------------------------------------------------
WIZ C Pro for PIC18Fxx
-------------------------------------------------
Xilinx fitter
-------------------------------------------------
Exceed
-------------------------------------------------
HP-UX v11, Ac compiler
-------------------------------------------------
Numega Bounds Checker
-------------------------------------------------
Pro Chain
-------------------------------------------------
PVCS
-------------------------------------------------
Veribest
-------------------------------------------------
Webworks Publisher Professional 6.05
-------------------------------------------------
Araxis Merge Professional
-------------------------------------------------
DSR Recourse
-------------------------------------------------
EasyCad 32
-------------------------------------------------
Rational Rose
-------------------------------------------------
WinZip
-------------------------------------------------
Paintshop Pro v6
-------------------------------------------------
Textpad - 20 user licence
-------------------------------------------------

PART B

                                   SCHEDULE 8

                             Leasing / Hire Purchase

                                      None.

                                   SCHEDULE 9

                               Supplier Contracts
                           Baltimore Hardware Division
                          Work in Progress - 01 Sept 02

Suppliers

---------------------------------------------------------------------------------------------------------------------------------
Supplier                Item                   Value               Status 01 Sept 02                                Next Due date
---------------------------------------------------------------------------------------------------------------------------------
Stonewood Electronics   Manufacturing           (pound)29,953.25   Order for 25 SureWare Keypers due in Oct 2002.    October 2002
Limited                 Agreement                                  Ongoing obligation to forecast each month. No
                                                                   other commitments in current forecast.
----------------------------------------------------------------------------- ---------------------------------------------------
Stonewood Electronics   Maintenance            (pound)73,905 per   Annual maintenance commitment. Variable fee         1 Oct 2002
Limited                 Agreement                          annum   payable quarterly for units due in that           for Q4 02-03
                                                                   quarter. Currently paid to end Sept 02
---------------------------------------------------------------------------------------------------------------------------------
ALT Technologies        Synplify HDL Analyst        (pound)3,199   FPGA Development kit - annual maintenance            11 Oct 02
---------------------------------------------------------------------------------------------------------------------------------
Cadence                 Orcad maintenance             (pound)140   Annual from 1 Aug 02. Ordered 8 July, not yet         1 Aug 03
                                                                   invoiced
---------------------------------------------------------------------------------------------------------------------------------
Grey Matter             MSDN Subscription           (pound)1,200   Annual Subscription, checking date paid up to         Checking
---------------------------------------------------------------------------------------------------------------------------------
Perforce                Perforce Maintenance        (pound)4,400   Annual maintenance                                   29 Oct 02
---------------------------------------------------------------------------------------------------------------------------------
National Instruments    Labview Maintenance           (pound)990   Annual Subscription                                   1 Mar 03
---------------------------------------------------------------------------------------------------------------------------------
Test Tools              JTAG Maintenance            (pound)2,005   Annual maintenance                                   20 Nov 02
---------------------------------------------------------------------------------------------------------------------------------
Sun Microsystems        Developers                  (pound)1,999   Annual subscription                                   5 Nov 02
                        Subscription
---------------------------------------------------------------------------------------------------------------------------------
Xilinx                  Xilinx Fitter                 (pound)999   Annual maintenance                                   20 Nov 02
                        Maintenance
---------------------------------------------------------------------------------------------------------------------------------
Cardex                  Maintenance of                (pound)520   Annual maintenance                               30 April 2003
                        carousel
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Supplier                Item                   Value               Status 01 Sept 02                                Next Due date
---------------------------------------------------------------------------------------------------------------------------------
Zygology                Maintenance of label          (pound)335   Annual maintenance                                 28 Feb 2003
                        prnter
---------------------------------------------------------------------------------------------------------------------------------
CESG                    Key generation fee       (pound)2,000 pa   Annual Fee for key generation 1 Apr 02 to 31         01 Apr 03
                                                                   Mar 03. Fee recently agreed and annual service
                                                                   ordered 2 Sept 2002
---------------------------------------------------------------------------------------------------------------------------------
CESG                    Annual CAPS              (pound)6,700 pa   Annual fee paid 30 May 2002 to May 2003              30 May 03
                        Subscription
---------------------------------------------------------------------------------------------------------------------------------
GS Designs              PCB Layout changes            (pound)250   Work in progress at GS Designs                         Sept 02
                        interface 2790
                        Encryptor
---------------------------------------------------------------------------------------------------------------------------------
GS Designs              PCB layout for 2271         (pound)1,500   Work in progress at GS Designs                         Sept 02
                        DCI
---------------------------------------------------------------------------------------------------------------------------------
Hemel Copy Print        25 manuals for             (pound)196.75   Order date 10 Sept 2002                                Sept 02
                        SureWare Keyper &
                        CSP
---------------------------------------------------------------------------------------------------------------------------------
NSS Group               Participation in            (pound)5,000   Ordered 30 July & Invoiced in advance. Test            Sept 02
                        Group PKI Test                             date 16 Sept 2002
---------------------------------------------------------------------------------------------------------------------------------
CESG                    Haystack licence fee        2% per ED20M   Payable per unit backdated 6 months from              Dec 2002
                                                                   agreement signature. Baltimore owes approx
                                                                   (pound)11,000 from Dec 2001 to 1 Sept 2002
---------------------------------------------------------------------------------------------------------------------------------
Windriver               PSOS licence fee            (pound)5 -     Baltimore prepaid 1000 units in 2000.                 Oct 2002
                                                    (pound)8 per   Approximately 1000 units sold to date and
                                                        SureWare   qualifying: new licence needed, quote received
---------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 10

                                   Warranties

                                     PART A

                                     GENERAL

1.   INFORMATION SUPPLIED

All information contained in this Agreement and all matters contained in the Disclosure Letter and all other written information relating to the Hardware Business given by the Seller or its accountants or the Seller's Solicitors to the Buyer or its accountants or the Buyer's Solicitors (including without limitation the replies to due diligence enquiries which are as set out at a schedule of the Disclosure Letter) are true and accurate in all material respects and there is no fact or matter relating to the Hardware Business which is known to the Seller which has not been disclosed in the Disclosure Letter which renders any such matters or information untrue or inaccurate.

2.   CAPACITY OF THE SELLER

2.1 The Seller, the Seller's Guarantor and BTL have full power and authority and has taken all necessary corporate action to enable each of them to enter into and perform this Agreement and all agreements entered into by any of them, or to be entered into, pursuant to the terms of this Agreement, and such agreements when executed will constitute valid, binding and enforcable obligations on the Seller, the Seller's Guarantor or BTL (as the case maybe) in accordance with their respective terms and none of them require the consent, approval or authority of any other person to enter into or perform any of their obligations under this Agreement and all agreements to be entered into pursuant to the terms of this Agreement and the entry into and performance of this Agreement by any of them will not constitute a breach of or default under any contractual or government obligation binding upon any of them, and none of them are engaged in any litigation or arbitration proceedings which would have an adverse effect upon the capacity or ability of any of them to perform their respective obligations under this Agreement and, as far as the Seller is aware, no such legal or arbitration proceedings have been threatened against any of them.

2.2 The Hardware Business is not carried on by or for the benefit of any person, firm or corporation other than the Seller or Seller's Group.

3.   RECORDS

3.1  Accounting and Other Records

     3.1.1 All books, accounts and records required by law to be maintained in connection with the Hardware Business have at all times been properly maintained and are properly written up to date and will be so kept up to Completion and all returns and payments for the purposes of VAT have been made.

     3.1.2 All such books, accounts and records referred to in paragraph 3.1.1 duly and accurately record all matters required by law to be entered therein and accurately present and reflect in accordance with generally accepted accounting principles and standards all transactions entered into in relation to the Hardware Business.

3.2  Accounts

     The Accounts supplied by the Seller to the Buyer:

     3.2.1 comply with generally accepted accounting principles and standards and give a true and fair view of and properly reflect the financial position of the Hardware Business as at the Balance Sheet Date (having excluded all inter company revenues) and are not affected by any unusual or non-recurring items unless otherwise expressly stated therein;

     3.2.2 fully disclose all assets and make reserve against all assets and fully provide for all liabilities (whether or not quantified or disputed) and fully provide (or disclose by way of note) for all contingent liabilities at the Balance Sheet Date.

3.3  Valuation of Stock and Work-in-Progress

     The accounting policies and bases and the method of valuing stock and work-in-progress used in the preparation of the Accounts were the same as those adopted in the accounts of the Hardware Business for the immediately preceding three financial periods. Any slow-moving stock and non-recoverable work-in-progress included in the Accounts was written down appropriately and any redundant or obsolete stock included in the Accounts was wholly written-off and the value attributed to the remaining stock and the raw material included in work-in-progress and finished stock did not exceed the lower of cost and net realisable value as at the Balance Sheet Date.

4.   CHANGES SINCE THE BALANCE SHEET DATE

4.1 Since the Balance Sheet Date the Hardware Business has in all material respects been carried on in the ordinary and usual course both as regards the nature, scope and manner of conducting the same and;

     4.1.2 the Hardware Business has paid its creditors within the times agreed with such creditors (save for any persons to which it owes less than (pound)1,000) and there are no debts outstanding which have been due for more than 60 days;

     4.1.3 there has been no unusual change in stock levels of the Hardware Business;

     4.1.4 the Hardware Business has not been adversely affected by the loss of or material reduction in orders from any customer or the loss of or material reduction in any source of supply or by any abnormal factor not affecting similar businesses and after making due and careful enquiries the Seller is not aware of any facts which are likely to give rise to any such adverse effects;

     4.1.5 no alterations have been made in the terms of employment or conditions of service of any Employee or in the pension or other benefits of any Employee or any officer or employee of the Hardware Business or any other dependants;

     4.1.6 none of the fixed assets of the Hardware Business shown in the Accounts and none acquiried by the Seller since the Balance Sheet Date have been lost, damaged or destroyed;

     4.1.7 there has been no material adverse change in the financial position or trading prospects of the Hardware Business.

     4.1.8 the Seller has not done or omitted to do anything which might materially and prejudicially affect the Goodwill.

5.   TITLE TO THE ASSETS

5.1 The Assets comprise all assets now used in the Hardware Business and which are necessary for the continuation of the Hardware Business as carried on prior to Completion. No member of the Seller's Group hold any other assets which relate or are used by the Hardware Business in particular there are no other trade marks other than the Trade Marks and the Baltimore Trade Marks used in the Hardware Business immediately prior to Completion.

5.2 The Seller has good title to, and has in its possession and under its control, all of the Assets which are sold free from any charge, lien, encumbrance, equity, agreement of hire or hire purchase or for payment on deferred terms, bill of sale or any obligation to pay any outstanding sums in respect of them and no person other than the Seller has or claims any rights in relation to the Assets.

5.3  [Intentionally left blank]

5.4 The Customer Contracts are the only contracts entered into prior to the Completion Date by or on behalf of the Seller with customers for the sale or hire of goods or equipment or provision of services by the Seller in connection with the Hardware Business which at Completion remain to be performed in whole or in part by the Seller.

5.5 The Leasing/Hire Agreements are the only leasing, hire, hire agreements or conditional sale agreements relating to the Hardware Business existing at the Completion Date. The schedule of leased assets, applicable lease payments, terms of leasing periods and secondary leasing periods set out in the Disclosure Letter is true, complete and accurate in all respects.

5.6 The supplier contracts which are set out in the Disclosure Letter are the only contracts, engagements and orders entered into prior to the Completion Date by or on behalf of the Seller for the supply or sale of goods or services in connection with the Hardware Business which at Completion remain to be performed in whole or in part by the Seller.

6.   THE BUSINESS CONTRACTS

Intentionally left blank

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6.2  Full Force

     All the Business Contracts are in full force and effect and have been duly complied with in all material respects by the Seller (and as far as the Seller is aware by third parties ) and, as far as the Seller is aware, nothing has occurred whereby any of them is or would be subject to early termination or which has given or would give rise to any claim under any of them by any party to any of them. The Business Contracts are freely assignable.

6.3  Nature of the Business Contracts

     All the terms of each of the Business Contracts have been fully disclosed in the Disclosure Letter and none of the Contracts:

     6.3.1 was entered into otherwise than in the ordinary and usual course of the Hardware Business;

     6.3.2 are not fully on an arm's length basis.

     6.3.3 is of a long term nature (that is to say is for a fixed term of more than six months or incapable of performance in accordance with its terms within six months after the date on which it was entered into or undertaken);

     6.3.4 is incapable of termination in accordance with its terms by the Seller on 60 days' notice or less;

     6.3.5 is of a loss making nature (that is to say, will result in a loss to the Seller on completion of performance):

     6.3.6 cannot readily be fulfilled or performed by the Seller on time without undue or unusual expenditure of money or effort;

     6.3.7 involves payment by the Seller by reference to fluctuations in the index of retail prices or any other index or in the rate of exchange for any currency;

     6.3.8 involves the supply of goods the aggregate sales value of which will represent in excess of 10 per cent of the anticipated turnover of the Hardware Business in the 12 months following Completion.

7.   ASSETS

The Assets are adequate for and fit for and not surplus to the requirements of the Hardware Business and are in good repair and condition and working order (fair wear and tear excepted) and have been regularly maintained.

8.   THE STOCK

The Stock is sufficient for the normal requirements of the Hardware Business and relates exclusively to the Hardware Business and is in good condition (fair wear and tear excepted) and, in the case of completed goods, is capable of being sold in the ordinary course of Hardware Business. No member of the Seller's Group hold any Stock which relates to the Hardware Business.

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9.   EMPLOYEES

9.1  Particulars of Employees and Terms of Employment

     9.1.1 No person is employed or engaged in the Hardware Business (whether under a contract of service or contract for services) other than the Employees and the Employees are all employed directly by the Seller and each of the Employees is employed exclusively in the Hardware Business.

     9.1.2 The Seller has disclosed in the Disclosure Letter copies of all service contracts and contracts for services (including all information required by law to be included in particulars of terms of employment) and full particulars of the current terms of employment or engagement of all Employees of the Hardware Business are set out in the table of terms and conditions of employment of the Employees set out at Schedule E of the Disclosure Letter .

     9.1.3 In respect of each of the Employees the Seller has:

          (a) performed all obligations and duties required to be performed by it (and has settled all outstanding claims and debts), whether arising under contract, statute, at common law or in equity; and

          (b) complied with its obligations under Regulation 10 of the Transfer Regulations.

     9.1.4 The Seller has not offered any contract of employment or contract for services to any person (except to any of the Employees) and there is not now outstanding any contract of service or for services with any of the Employees of the Hardware Business which is not determinable by the Seller at any time on one month's notice or less without compensation (other than under the Employment Rights Act 1996) or any liability (other than for salary, wages, commission or pension) on the part of the Hardware Business to or for the benefit of any person who is an Employee of the Hardware Business.

     9.1.5 The Seller has not offered, promised or agreed for the future any material variation in any contract of employment or any contract for services in respect of the Employees or any other person employed by the Seller in respect of whom liability is deemed by the Transfer Regulations to pass to the Buyer.

     9.1.6 The Seller has paid to the Inland Revenue and any other appropriate authority all taxes, National Insurance contributions and other levies due in respect of the Employees in respect of their employment by the Seller up to the Completion Date.

     9.1.7 There are no enquiries or investigations existing, pending or threatened into the Seller or the Hardware Business by the Equal Opportunities Commission or the Commission for Racial Equality or other similar authorities.

     9.1.8 No Employee of the Hardware Business has given or received notice terminating his employment or engagement in connection with the Hardware Business and, so far as the Seller is aware, no Employee of the Hardware Business is entitled

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

          or intends or is likely to terminate such employment or engagement as a result of the parties entering into this Agreement or Completion.

     9.1.9 There is no person previously employed by the Seller in the Hardware Business who now has or may in the future have a right to return to work (whether for reasons connected with maternity leave or absence by reason of illness or incapacity or otherwise) or a right to be reinstated or re-engaged in the Hardware Business or to any other compensation.

     9.1.10 [intentionally left blank]

     9.1.11 Save as set out in the Disclosure Letter, there are not in existence and the Seller has not proposed or is not proposing to introduce any bonus, profit-sharing scheme, share option scheme, share incentive scheme or any other scheme or arrangement under which the Employees or any of them are or is or would be entitled to participate in the profits of the Hardware Business. No indication has been given to any of the Employees that any retention bonuses paid to them previously would give rise to an entitlement on their behalf to be paid such bonuses in the future and payment of retention bonuses does not form part of the Employees' contracts of employment. The Option Arrangement is the only share option scheme pursuant to which the Employees have any entitlement to receive share options or any other entitlement of any nature whatsoever in the capital of their employer.

     9.1.12 [intentionally left blank]

     9.1.13 The Seller is not engaged or involved in any dispute, claim or legal proceedings (whether arising under contract, common law, statute or in equity) with any of the Employees, nor with any other person employed by the Seller in respect of whom liability is deemed to pass to the Buyer by virtue of the Transfer Regulations and so far as the Seller is aware there is no likelihood of any such dispute, claim or proceedings arising at any time.

     9.1.14 There is no industrial action or dispute existing or, so far as the Seller is aware, threatened or anticipated in respect of or concerning any of the Employees.

     9.1.15 Save as set out in the Disclosure Letter there are no agents or distributors of the Hardware Business and there are no persons, firms or companies whether in the United Kingdom or elsewhere with whom formal or informal arrangements exist or have existed concerning the manufacture, sale, distribution, hire, lease or promotion of any goods or services connected with the Hardware Business and no such agent or distributor has any right to any indemnity or compensation whatsoever upon termination of any arrangement in connection with the Hardware Business.

     9.1.16 There are no joint venture agreements, sales agreements, market-sharing agreements or other arrangements relating to the Hardware Business whereby the right to carry on the Hardware Business in any part of the world is in any way limited or subject to particular terms or conditions.

9.2  Labour Relations

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     9.2.1 The Seller has not recognised any trade union, works/ staff councils or association of trade unions or any other organisation of employees in respect of the Employees or any of them.

     9.2.2 There is no collective agreement or other agreement or arrangement (whether in writing, or by custom and practice) with any trade union, staff association, staff works council or other organisation of employees in relation to the Hardware Business and the Seller is not involved or so far as the Seller is aware likely to be involved in connection with the Hardware Business in any industrial or trade dispute or negotiation with any trade union or other organisation of employees.

10.  INSURANCE

10.1 All the Assets are and have at all material times been insured to their full replacement or reinstatement value in accordance with generally accepted practice with a reputable insurer against fire and all other risks customarily insured against by persons carrying on a similar business to the Hardware Business.

10.2 Full particulars have been disclosed in the Disclosure Letter of all such insurances and there are no outstanding claims or circumstances likely to give rise to a claim thereunder and nothing has been done or omitted to be done which has made or would make any policy of insurance void or voidable or whereby its renewal may be refused or its premiums are likely to be materially increased.

10.3 None of the such policies of insurance is subject to any special or unusual terms or restrictions or to the payment of any premium in excess of the normal rates .

11.  STATUTORY RESTRICTIONS

Intentionally left blank

11.1 So far as the Seller is aware, it is not and has not been, in relation to the Hardware Business, a party to any agreement, practice or arrangement which in whole or in part is in contravention of any anti-trust or similar legislation and which:

     11.1.1 contravenes any of the provisions of the Restrictive Trade Practices Acts 1976 and 1977 (or is subject to registration under those Acts), the Resale Prices Act 1976, the Trade Descriptions Acts 1968 and 1972, the Fair Trading Act 1973, the Competition Act 1980 or the Competition Act 1998 (or is notifiable under such Act);

     11.1.2 contravenees any of the provisions of the European Communities Act 1972 or Articles 85 or 86 of the EC Treaty (or any regulations or directives made pursuant to the Treaty) or the EEA Agreement; or

     11.1.3 contravenes any other anti-trust, anti-monopoly or anti-cartel legislation or consumer law, Act, Regulation, Order or the like made in or pertaining to the United Kingdom or other relevant territory.

11.2 Intentionally left blank

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11.3 No investigations or enquiries by or on behalf of any governmental or other body in respect of the Hardware Business are, so far as the Seller is aware, pending or in existence and the Hardware Business is not subject to any undertaking or order under United Kingdom or EC competition legislation or from any other regulatory body under the competition legislation in any other jurisdiction in which the Hardware Business is conducted.

12.  DEFECTIVE PRODUCTS/ SERVICES

There are no outstanding claims against the Seller in respect of defects in quality or delays in delivery or completion of contracts or deficiencies of design or performance of equipment or otherwise relating to liability for goods or services supplied or to be supplied by the Seller in the course of the Hardware Business which may be material to the Hardware Business and no such claims are threatened or anticipated.

13.  LITIGATION

13.1 Save as claimant in proceedings for the collection of debts arising in the ordinary course of the Hardware Business, the Seller is not engaged in or subject to any civil, criminal or arbitration proceedings in relation to the Hardware Business or the Assets or any of them, and so far as the Seller is aware (i) there are no such proceedings pending or threatened by or against the Seller, (ii) there are no facts or circumstances which would give rise to any such proceedings and (iii) there are no judgments outstanding against the Seller which adversely affect or might affect any of the Hardware Business or the Assets.

13.2 Details of all material customer claims, complaints or returns relating to the Hardware Business that have occurred during the 12 months proceeding the Completion Date have been disclosed in the Disclosure Letter.

14.  INSOLVENCY OF SELLER

14.1 No order has been made or petition presented, meeting convened or resolution passed for the winding up of the Seller nor has any receiver been appointed or any distress, execution or other process been levied in respect of either the whole or part of the Hardware Business or the Assets or any of them.

14.2 No composition in satisfaction of the debts of the Seller or scheme of arrangement of its affairs or compromise or arrangement between it and either or both of its creditors or members or any class of either or both of its creditors or members has been proposed, sanctioned or approved.

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15.  COMPLIANCE

15.1 All applicable laws, regulations, orders, provisions, directions and conditions and other requirements having the force of law relating to the Assets or the conduct of the Hardware Business have been duly complied with in all respects.

15.2 All necessary licences, consents, permits, agreements, arrangements and authorities (public and private) have been obtained in respect of the Assets (or any of them) and in respect of the hardware Business to enable the Seller to carry on the Hardware Business effectively in the manner in which it is now carried on and all such licences, consents, permits, agreements, arrangements and authorities are valid and subsisting and the Seller knows of no reason why any of them should be suspended, cancelled or revoked or the benefit of them should not continue to be enjoyed by the Buyer on or after Completion.

16.  EFFECT OF AGREEMENT

16.1 The execution and delivery of this Agreement and the fulfilment and performance of and compliance with the terms of this Agreement do not and will not:

     16.1.1 conflict with, violate or result in a breach of the terms, provisions or conditions of any of the Hardware Business Contracts or any law, undertaking to or judgment, order, injunction or decree of any court;

     16.1.2 relieve any person of any contractual or other obligation under any of the Hardware Business Contracts or entitle any person to terminate any such obligation;

     16.1.3 terminate or make subject to termination or adversely affect from the point of view of the Hardware Business its enjoyment of any present or future benefit or privilege;

     16.1.4 so far the Seller is aware the result in any customer of or supplier to the Hardware Business ceasing to deal or substantially reducing the existing level of his dealings with the Hardware Business and the Seller is not aware of any intention on the part of any such customer or supplier to cease so to deal or so to reduce the existing level of such dealings.

                              INTELLECTUAL PROPERTY

1. Full details of all the Business Intellectual Property are set out in Part A and Part B of Schedule 1 and are complete and accurate in all respects. All such Business Intellectual Property (including IP Licences) is used, enjoyed and exploited exclusively in connection with the Hardware Business. There are no patents or patents pending in connection with the Hardware Business and save as disclosed in the Disclosure Letter there are no copyright in respect of the Business Intellectual Property or other Business Intellectual Property agreements.

2. Save in respect of any Business Intellectual Property which is the subject of a valid and enforceable IP Licence which has been granted to the Seller (details of which are set out

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

     in Part A of Schedule 7 ), the Seller is the sole legal and beneficial owner of all Business Intellectual Property (including the subject matter thereof) free from all claims, liens, charges, equities, encumbrances, licences and adverse rights of any description. No Business Intellectual Property used, enjoyed or exploited in connection with the Hardware Business is held jointly or in common with any other person.

3. None of the Business Intellectual Property is subject to any challenge or attack by a third party or competent authority. All renewal and registration fees for the protection of the registered Business Intellectual Property have been paid when due and any fees payable or requested in connection with any application to register Business Intellectual Property have been paid when due. All of the Business Intellectual Property is in full force and effect and the Seller is not aware of any person who has or who could have the right to assert any right which would be adverse to the rights acquired (or to be acquired) by the Buyer hereunder and in particular the Seller is not aware of any circumstances which could give rise to any of the registered Trade Marks being removed, revoked, annulled, cancelled or declared invalid. The Seller has disclosed in the Disclosure Letter full details of any objections to any of the Trade Marks which are not yet registered. Save as disclosed in the Disclosure Letter, the Seller knows of no other reason why any of the Trade Marks which are not yet registered may not proceed to registration.

4. Accurate and complete particulars are set out in Schedule 7 of all IP Licences. All such IP Licences are valid and enforceable. There are no other outstanding agreements or arrangements whereby a licence, sub-licence or other permission to use has been granted to or by, or is obliged to be granted to or by, the Seller in respect of any of the Business Intellectual Property owned or used by the Seller, save for those licences or agreements set out in Schedule 7. There are no unlicenced users of any of the IP Licences set out at Part A of Schedule 7. In the event an individual is named as a licence holder, there is no reason the licence holder may not be changed after Completion. The terms and conditions of the IP Licences are the standard terms and conditions of the particular software provider and there are no unusual or onerous terms in such IP Licences.

5. Neither the Seller nor, so far as the Seller is aware, any other party is in breach of any IP Licence and all such licences are in full force and effect and will not terminate or be capable of termination by reason of the execution and performance of this Agreement. Without prejudice to the generality to the foregoing, all IP licences are freely assignable to the Buyer and no breach of the IP Licences shall occur by virtue of Completion.

6. So far as the Seller is aware, none of the activities involved in the conduct of the Hardware Business infringe or have infringed any Intellectual Property or constitute or have constituted breach of confidence, passing off or actionable unfair competition in any jurisdiction. So far as the Seller is aware, no such activities give or have given rise to any obligation to pay any royalty, fee, compensation or any other sum whatsoever.

7. The Seller is not, and has not within the two years preceding the date of this Agreement been, in relation to conduct of the Hardware Business, party to or threatened with any legal proceedings relating to any Intellectual Property.

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8.   The Seller has in its exclusive possession and control all Business
     Information used, enjoyed or exploited in the Hardware Business (or held with a view to such use, enjoyment or exploitation). None of the same is known or accessible to any person except the Seller, other than persons who have given the Seller written confidentiality undertakings in respect thereof that have been disclosed hereunder. The Seller will deliver to the Buyer on Completion all necessary documentation, knowledge and information so that the Buyer may utilise and exploit the Hardware Business after Completion to the same extent as the Seller.

9. Save in the ordinary course of Hardware Business or with its employees, the Seller has not entered into any confidentiality or other agreement, nor is subject to any duty, which restricts the free use or disclosure of such information as is referred to in paragraph 8 above.

10. There are no outstanding or, so far as the Seller is aware, potential claims against the Seller under any contract or under section 40 of the Patents Act 1977 for employee compensation in respect of any Business Intellectual Property. Save as set out in the Disclosure Letter, no person who has developed, created or customised works in connection with any of the Business Intellectual Property can claim any rights of any nature whatsoever in the Business Intellectual Property or any part thereof.

11. Where information of a confidential nature has been developed or acquired by the Seller or any member of the Seller's Group for the purposes of the Hardware Business in the two-year period prior to the date of this Agreement, such information (except insofar as it has fallen into the public domain through no fault of the Seller or any member of the Seller's Group) has been kept strictly confidential and has not been disclosed otherwise than subject to an obligation of confidentiality being imposed on the person to whom the information was disclosed. The Seller is not aware of any breach of such confidentiality obligations by any third party. The Seller has disclosed in the Disclosure Letter all confidentality obligations owed by the Seller or any member of the Seller's Group in connection with the Hardware Business to third parties and all confidentiality obligations owed by third parties to the Seller or any member of the Seller's Group in connection with the Hardware Business.

12. All employees (both past and present) which are or were employed in connection with any aspect of the Hardware Business have all received, signed and returned to the Seller agreements in the form set out in the Disclosure Letter imposing obligations of confidentiality and ownership of Business Intellectual Property rights created. All such agreements are enforceable in accordance with their terms against such employees.

13. Save as set out in the Disclosure Letter, neither the Seller or any member of the Seller's Group has provided any indemnities to third parties who use any of the Business Intellectual Property in connection with such Business Intellectual Property which are being assumed as obligations of the Buyer hereunder.

14. All of the source code relating to computer software material to the Hardware Business is in the possession or control of the Seller and will, following Completion, be in the possession or control of the Buyer.

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                                    PENSIONS

1. Save as set out in the Disclosure Letter, there are no agreements, arrangements, customs or practices (whether legally enforceable or not) for the payment of or contribution to any superannuation, pension, life assurance, death benefit, sickness or accident benefits schemes or arrangements in respect of the Employees in the course of their employment in the Hardware Business or their dependants of persons former employed or engaged in the Hardware Business and no proposal to establish any such scheme or arrangement has been announced to the Employees.

2. As regards the Seller's Schemes, full and accurate details of the Seller's Schemes have been disclosed including in the Disclosure Letter including where relevant copies of the Trust Deeds and Rules governing the Seller's
     Schemes:

3. Full details of the Employees who are members of the Seller's Schemes are listed in the Disclosure Letter and no other Employees are or will before Completion become members of the Seller's Schemes.

4. All contributions due to be paid in respect of the Seller's Schemes by the Seller and any of its officers or employees have been duly paid, and the rates at which contributions are being paid are in accordance with the payment schedule relating to the Seller's Schemes where relevant.

5.   The Seller's Schemes are exempt approved scheme within the meaning of section 592 of the Income and Corporation Taxes Act 1988 and there is no reason why approval may be withdrawn.

6. All death in service and incapacity benefits provided by the Seller's Schemes are fully insured and all insurance premiums due to be paid have been duly paid and any claims for the payment of benefit have been disclosed in the Disclosure Letter.

7. No power has been exercised to provide additional benefits in respect of any Employee or to admit an Employee to the Seller's Schemes on special terms.

8. There are no actions, proceedings or claims (other than routine claims for benefits) outstanding, pending or threatened by the Employees in respect of the Seller's Schemes relating to any act, event, omission or other matter arising out of or in connection with the Seller's Schemes.

9. The Seller's Schemes have at all times complied with and been administered in accordance with all applicable laws, regulations and requirements where relevant.

10. The Seller's Schemes that are personal pension plans have been set up or have been modified to be stakeholder compliant.

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                                    TAXATION

1. The Seller is not involved in any dispute with the Inland Revenue, Customs & Excise or other appropriate fiscal authority concerning any matter in any way affecting either the Hardware Business or any of the Assets to be transferred under this Agreement.

2. No circumstances exist whereby any power within section 212 of the Inheritance Tax Act 1984 could be exercised in relation to any of the Assets.

3. There is no Inland Revenue charge outstanding (or agreement or commitment to give or create any charge) over any of the Assets outstanding for unpaid inheritance tax as provided by sections 237 and 238 of the Inheritance Tax Act 1984.

4. None of the Assets are or could be subject to the Value Added Tax Capital Goods Scheme provided for in Part XV of the Value Added Tax Regulations 1995 (SI 1995/2518).

5. Neither the Seller (nor any relevant associate as defined in Schedule 10 of the Value Added Tax Act 1994) has elected to waive exemption (or applied for written permission to elect) in accordance with that Schedule in relation to the Demised Premises (or any of the Assets which constitute an interest in or right over land).

6. None of the Assets are chargeable assets of the Hardware Business which, if transferred to a body corporate treated as a member of a group under section 43 of the Value Added Tax Act 1994 as a going concern, would give rise to a liability on that body corporate or the representative member of the group of which that body corporate is a member under section 44 of the Value Added Tax Act 1994.

7. There is no reason why any part of the Consideration payable by the Buyer that is apportioned under this Agreement to those of the Assets which are plant or machinery for the purposes of Part II of the Capital Allowances Act 2001 should not, assuming such apportioned Consideration represents capital expenditure incurred for the purposes of the Buyer's trade, qualify in full for writing down allowances; none of such Assets are leased (as in the meaning of section 105 of such Act); and the Seller accepts that no election may be made in respect of any of such Assets pursuant to section 266 of such Act.

8.   In respect of any Assets which are plant and machinery for the purposes of
     Part II of the Capital Allowances Act 2001 and which are fixtures (as defined in section 173 (1) of the Capital Allowances Act 2001) at Completion either (a) no person has been or will have become entitled to allowances in respect of any Expenditure incurred on the provision of the fixture, or (b) if any person has become so entitled that person has been, is or will be required to bring the disposal value of the fixture into account under section 55 of the Capital Allowances Act.

9. The Inland Revenue has not agreed to operate any special arrangement (being an arrangement which is not based on a strict application of the relevant legislation) in relation to the Hardware Business, whether in respect of benefits provided to its officers

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     or employees, the valuation of its stock, the depreciation of its assets or any administrative or other matter whatsoever.

10. None of the Assets are wasting assets within section 44 of the Taxation of Chargeable Gains Act 1992 which do not qualify for capital allowances.

11. All documents in the possession or under the control of the Seller which establish or are necessary to establish the title of the Seller to the Assets have been duly stamped and any applicable stamp duties or charges in respect of such documents have been duly accounted for and paid, and no such documents which are outside the United Kingdom would attract stamp duty if they were brought in to the United Kingdom.

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                       ENVIRONMENTAL AND HEALTH AND SAFETY

1.   Interpretation

In this Schedule:

     "Environmental Licences"   means any permits, licences, consents or other
                                authorisations required under any Environmental
                                Laws for the operation of the Hardware Business or in relation to the occupation or use of the Demised Premises;

     "Hazardous Substances"     means any material or artificial substance
                                capable of causing Harm to man or the
                                Environment;

     "Harm" means harm to the health of living organisms or the Environment, and in the case of man includes offence caused to any of his senses or harm to his property and "harmful" has a corresponding meaning

     "Health and Safety Laws"   means all applicable statutes, statutory
                                legislation, common law, treaties, regulations, directives, codes of practice, guidance notes including but without limitation the Factories
                                Act 1961, the Offices, Shops and Railway
                                Premises Act 1963, the Fire Precautions Act
                                1971, the Health and Safety at Work etc. Act
                                1974 and the Construction (Design and
                                Management) Regulations 1994 concerning the health and safety of those who work for the Hardware Business, whether as employees or otherwise, or are in any way affected by the activities of the Hardware Business or by persons working for the Hardware Business.

Environmental Warranties

2. Any Environmental Licences of the Seller in relation to the Hardware Business are disclosed in the Disclosure Letter and they are in full force and effect and so far as the Seller is aware there are no facts, or circumstances which may lead to the revocation, suspension, non renewal or materially adverse variation of such Environmental Licences.

3. The Hardware Business has at all times been operated in all material respects in compliance with Environmental Laws and the Hardware Business comply with all conditions, limitations, obligations, prohibitions and requirements contained in any Environmental Laws and so far as the Seller is aware there are no facts or circumstances which may lead to any breach of Environmental Laws.

4. All information provided by and on behalf of the Seller to any statutory authority and all records and data required to be maintained by the Seller under the provisions of any

     Environmental Laws regarding the operation of the Hardware Business or any processes carried on at or emissions, discharges or waste disposal made in connection with the Hardware Business is complete and accurate in all material respects.

5. Save as set out in the Disclosure Letter, there are no Hazardous Substances at, on or under the Demised Premises nor have any Hazardous Substances been emitted in connection with the Hardware Business.

6. Copies of all current environmental policy statements, and to the extent the following exist site condition surveys, environmental audit reports and assessments, assessment on substances hazardous to health, correspondence (including legal notices) between the Seller and any relevant enforcement authority, copies or details of any waste disposal contracts and any information that is liable to appear on any public register under any Environmental Laws whether or not the same is registered relating to the Hardware Business and Demised Premises, have been supplied to the Buyer.

Health and Safety Warranties

7. The Hardware Business complies, in all material respects, with all conditions, limitations, obligations, prohibitions and requirements contained in any Health and Safety Laws and there are no facts or circumstances which would lead to any breach of any Health and Safety Laws except where such breach would not cause a material adverse effect to the Hardware Business.

8. The Seller has carried out all necessary risk assessments in respect of the Hardware Business as specified under the Health and Safety Laws and the current results of any such assessments and any review of such assessments have been considered by the Seller in giving these warranties.

9. A list and copies of of all current health and safety policy statements, health and safety reports and assessments, audits, records of accidents and reportable diseases, permits, notifications, certificates and records required by Health and Safety Laws in respect of the Hardware Business, together with any correspondence between the Seller and any relevant enforcement authority, including but not limited to the Health and Safety Executive and the relevant local authority and which is in respect of the Hardware Business, has been supplied to the Buyer.

10. The Seller has not received any prohibition or improvement notices from any enforcement body, including but without limitation the Health and Safety Executive and the relevant local authority, with regard to breaches of Health and Safety Laws or otherwise in respect of the Hardware Business.

11. There have been no claims, investigations or proceedings against or threatened against the Seller in respect of accidents, injuries, illness, disease or any other harm to the health and safety of employees, contractors or any other persons caused by breaches of Health and Safety Laws or otherwise in respect of the Hardware Business and so far as the Seller is aware there are no facts or circumstances which may lead to any such claims, investigations or proceedings.

12. No claims in respect of health and safety have been made or are contemplated under the Seller's insurance policies.

13. All information provided by and on behalf of the Seller to any statutory authority and all records and data required to be maintained by the Seller under the provisions of any Health and Safety Laws in respect of the Hardware Business are complete and accurate in all material respects.

                                   SCHEDULE 11

                                   Stock List

-----------------------------------------------------------------------------------------
CC                 Part number   Description                                          Qty
-----------------------------------------------------------------------------------------
Depot 1000         1010-G10      V24 DTE I/F Cable Assy                                 5
-----------------------------------------------------------------------------------------
Depot 1000         1010-G22      V24 DTE I/F Cable Assy                                 7
-----------------------------------------------------------------------------------------
Depot 1000         1010-G9       V24 DTE I/F Cable Assy                                 5
-----------------------------------------------------------------------------------------
Depot 1000         1018-G5       DTE I/F Cable Assy                                     2
-----------------------------------------------------------------------------------------
Depot 1000         1055-P7       1u Mounting Ear                                       64
-----------------------------------------------------------------------------------------
Depot 1000         1191-G1       European Mains Lead                                   89
-----------------------------------------------------------------------------------------
Depot 1000         1193-G1       UK Mains Lead 2amp                                    52
-----------------------------------------------------------------------------------------
Depot 1000         1194-G1       USA Mains Lead                                        76
-----------------------------------------------------------------------------------------
Depot 1000         1196-G1       UK Filtered Mains Lead                                 1
-----------------------------------------------------------------------------------------
Depot 1000         1432-G1       1.5u Equipment Rack Mount Kit                          6
-----------------------------------------------------------------------------------------
Depot 1000         1436-G5       25 Way Male Loopback Conn.                            80
-----------------------------------------------------------------------------------------
Depot 1000         1976-G1       Rambuten II S/M-Dil Converter                          0
-----------------------------------------------------------------------------------------
Depot 1000         2082-P22      Label (SureWare Net ED20M)                           445
-----------------------------------------------------------------------------------------
Depot 1000         2082-P23      Label (SureWare Keyper)                              519
-----------------------------------------------------------------------------------------
Depot 1000         2082-P26      Label (Baltimore ESP)                                380
-----------------------------------------------------------------------------------------
Depot 1000         2083-P25      SureWare Net ED20M Label                             520
-----------------------------------------------------------------------------------------
Depot 1000         2083-P26      SureWare Net CD20M Label                             500
-----------------------------------------------------------------------------------------
Depot 1000         2086-P8       ED8000RL (N) Unit Label                               19
-----------------------------------------------------------------------------------------
Depot 1000         2086-P9       ED8000RL (M) Label                                    10
-----------------------------------------------------------------------------------------
Depot 1000         2087-P2       Labe - PORT                                           48
-----------------------------------------------------------------------------------------
Depot 1000         2087-P3       Label BNC Port                                         2
-----------------------------------------------------------------------------------------
Depot 1000         2453-P1       1.5u Fascia                                            9
-----------------------------------------------------------------------------------------
Depot 1000         2593-G11      EG Assy Unconfigured                                   4
-----------------------------------------------------------------------------------------
Depot 1000         2593-G12      ED20M Assy Unconfigured                                8
-----------------------------------------------------------------------------------------
Depot 1000         2593-G14      ED20M  Unconfigured                                   90
-----------------------------------------------------------------------------------------
Depot 1000         2593-G23      SureWare Keyper                                       61
-----------------------------------------------------------------------------------------
Depot 1000         2593-G33      CD20M Vertex Build 2 - Comm                            4
-----------------------------------------------------------------------------------------
Depot 1000         2593-G34      CD20M Unconfigured                                    48
-----------------------------------------------------------------------------------------
Depot 1000         2593-G50      SureWare Net Keyper                                    3
-----------------------------------------------------------------------------------------
Depot 1000         2593-G60      SureWare Runner V2                                    23
-----------------------------------------------------------------------------------------
Depot 1000         2612-P25      CD20M Label                                            0
-----------------------------------------------------------------------------------------
Depot 1000         2623-P1       HSM 19" Cabinet Tray                                   9
-----------------------------------------------------------------------------------------
Depot 1000         2653-G1       Omniport for PCI Card                                165
-----------------------------------------------------------------------------------------
Depot 1000         2700-G1       PCI Card Unconfigured                                147
-----------------------------------------------------------------------------------------
Depot 1000         7451-G1       ED2048R3-X21 F/Assy (see PPS)                         28
-----------------------------------------------------------------------------------------
Depot 1000         7606-G1       ED545 K.S.T. F/Assy (see PPS)                          2
-----------------------------------------------------------------------------------------
Depot 1000         7630-G11      ED546 New Magswipe KST Assy                           15
-----------------------------------------------------------------------------------------
Depot 1000         8018-G1       V24 DTE I/F Cable Assy                                 6
-----------------------------------------------------------------------------------------
Depot 1000         8040-G1       CSP To Host I/F Cable Assy                             1
-----------------------------------------------------------------------------------------
Depot 1000         8059-G1       V24 DTE I/F Cable Assy                                 3
-----------------------------------------------------------------------------------------
Depot 1000         8116-G1       DCE I/F Cable V35                                      4
-----------------------------------------------------------------------------------------
Depot 1000         8117-G1       DTE I/F Cable V35                                      4
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Depot 1000         8156-G1       X21 DCE I/F Cable Assy                                12
-----------------------------------------------------------------------------------------
Depot 1000         8166-G1       X21 DCE I/F Cable Assy                                 8
-----------------------------------------------------------------------------------------
Depot 1000         8167-G1       X21 DCE I/F Cable Assy                                 8
-----------------------------------------------------------------------------------------
Depot 1000         8210-G1       V11 Sync.Cable Assy                                    2
-----------------------------------------------------------------------------------------
Depot 1000         9050-G1       ED600RTS X21 F/Assy (see PPS)                         26
-----------------------------------------------------------------------------------------
Depot 1000         9201-G1       CG600R F/Assy (see PPS)                               11
-----------------------------------------------------------------------------------------
Depot 1000         9700-G1       ED8000RL F/Assy (see PPS)                             15
-----------------------------------------------------------------------------------------
Depot 1000         9700-G1       ED000RL (Kits) with Main boards fitted with RIIs      15
-----------------------------------------------------------------------------------------
Depot 1000         AS000072      I.C. 8068-DC Encryptor                               224
-----------------------------------------------------------------------------------------
Depot 1000         AS000142      I.C. MT70093 Algoritham Chip                          58
-----------------------------------------------------------------------------------------
Depot 1000         MS000133      IEC To IDC2m Mains Lead                               68
-----------------------------------------------------------------------------------------
Depot 1000         NS000134      RJ45-RJ45 Ethernet Cable 2mtrs                       117
-----------------------------------------------------------------------------------------
Depot 1000         NS000135      RJ45-RJ45 Crossover Cable 2mtrs                      119
-----------------------------------------------------------------------------------------
Depot 1000         OS000014      Tyrap 186mm TYB25M Nylon b                          1000
-----------------------------------------------------------------------------------------
Depot 1000         OS000063      Self Adhesive Cable Clip                            5667
-----------------------------------------------------------------------------------------
Depot 1000         SS000027      Freezer Spray                                         11
-----------------------------------------------------------------------------------------
Depot 1000         SS000039      Proclean Flux Remover                                 24
-----------------------------------------------------------------------------------------
Depot 1000         SS000043      Foam Cleaner                                           8
-----------------------------------------------------------------------------------------
Depot 1000         TS000297      Steel Laminated Padlock                               15
-----------------------------------------------------------------------------------------
Depot 1000         TS000453      CrytWare Board                                         0
-----------------------------------------------------------------------------------------
Depot 1000         TS000462      Scot 60 Smart Card                                   288
-----------------------------------------------------------------------------------------
Depot 1000         TS000468      Smart Card (Interlink)                                22
-----------------------------------------------------------------------------------------
Depot 1000         TS000470      BABT Label (60566B)                                   26
-----------------------------------------------------------------------------------------
Depot 1000         TS000477      Spacer - Nylon M3x13 Round                             0
-----------------------------------------------------------------------------------------
Depot 1000         TS000489      Utimaco CARDMAN II                                    37
-----------------------------------------------------------------------------------------
Depot 1000         TS000492      CrytWare Card                                          0
-----------------------------------------------------------------------------------------
Depot 1000         TS000493      Osonpack Carton & Inserts                             16
-----------------------------------------------------------------------------------------
Depot 1000         TS000494      Osonpack Inserts                                       0
-----------------------------------------------------------------------------------------
Depot 1000         TS000499      Special Smart Card (Interlink)                         2
-----------------------------------------------------------------------------------------
Depot 1000         TS000518      MCOS-B Smart Card                                    214
-----------------------------------------------------------------------------------------
Depot 1000         TS000528      MCOS-B 16K DES Smartcards                           1316
-----------------------------------------------------------------------------------------
Depot 1000         TS000544      SPU41-14 Power Supply Unit                           419
-----------------------------------------------------------------------------------------
Depot 1000         TS000555      Osonpack Carton & Inserts                             50
-----------------------------------------------------------------------------------------
Depot 1000         TS000557      GemPKCS8000 Smartcard 8K                             277
-----------------------------------------------------------------------------------------
Depot 1000         TS000558      MP-EMV 128K Smartcard                                 13
-----------------------------------------------------------------------------------------
Depot 1000         TS000559      MP-EMV 16K Smartcard                                  42
-----------------------------------------------------------------------------------------
Depot 1000         TS000560      Temp Label Irreversible (H)                          763
-----------------------------------------------------------------------------------------
Depot 1000         TS000561      Temp Label Irreversible (L)                          289
-----------------------------------------------------------------------------------------
Depot 1000         TS000562      Printed Tamper-Evident Bag                          1200
-----------------------------------------------------------------------------------------
Depot 1000         TS000563      M70x30mm Tamper Label                               2200
-----------------------------------------------------------------------------------------
Depot 1000         TS000564      MPEMV 64 K Gemplus Smart Card                         30
-----------------------------------------------------------------------------------------
Depot 1000         TS000573      AAK Back Up Smart Card Yellow                        864
-----------------------------------------------------------------------------------------
Depot 1000         TS000574      SMK Back UP Smart Card Blue                          310
-----------------------------------------------------------------------------------------
Depot 1000         TS000575      Secuity Officer Smart Card                           128
-----------------------------------------------------------------------------------------
Depot 1000         TS000576      Application Key Backup Smart                         704
-----------------------------------------------------------------------------------------
Depot 1000         TS000577      Yellow Case Sticker - Warning                        212
-----------------------------------------------------------------------------------------
Depot 1000         TS000578      Yellow Packing Label - Warning                       500
-----------------------------------------------------------------------------------------
Depot 1000         TS000579      PCI Card Packaging                                    62
-----------------------------------------------------------------------------------------
Depot 1000         TS000587      Seciko Logo Label 20x40mm                             70
-----------------------------------------------------------------------------------------
Depot 1000         TS000588      sKeyper Pro I Label                                  175
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Depot 1000         TS000589      sKeyper Pro II Label                                 180
-----------------------------------------------------------------------------------------
Depot 1000         TS000590      Tamper Evident Label Silver                          880
-----------------------------------------------------------------------------------------
Depot 1000         TS000591      VCCI Label Provided By Seiko                         900
-----------------------------------------------------------------------------------------
Depot 1000         TS000592      Seiko Tamper Evident Bag                             418
-----------------------------------------------------------------------------------------
Depot 1000         TS000593      Seiko Packaging - Osonpack                            50
-----------------------------------------------------------------------------------------
Depot 1000         TS000594      Seiko Packaging Label                                900
-----------------------------------------------------------------------------------------
Depot 1000         TS000595      Seiko Smart Card AAK Backup                           70
-----------------------------------------------------------------------------------------
Depot 1000         TS000596      Seiko Smart Card SMK Backup                          190
-----------------------------------------------------------------------------------------
Depot 1000         TS000597      Seiko Smart Card S O                                  62
-----------------------------------------------------------------------------------------
Depot 1000         TS000598      Seiko Smart Card APP Key                              10
-----------------------------------------------------------------------------------------
Depot 1000         WS000002      M3 Nut Hex Full Steel                                  0
-----------------------------------------------------------------------------------------
Depot 1000         WS000003      M6 Captured Nut                                       18
-----------------------------------------------------------------------------------------
Depot 1000         XS000010      Clear Packing Tape                                    10
-----------------------------------------------------------------------------------------
Depot 1000         YS000004      M3x10 Screw Pozi Pan Black                            26
-----------------------------------------------------------------------------------------
Depot 1000         YS000010      M3 Spring Washer (Black)                              64
-----------------------------------------------------------------------------------------
Depot 1000         YS000016      M6 FP Screw & Washer Kit                              32
-----------------------------------------------------------------------------------------
Depot 1000         YS000059      M3 Washer Form-a-steel                                 0
-----------------------------------------------------------------------------------------
Depot 1000         YS000104      M4 Washer Spring Sq/Sec                              124
-----------------------------------------------------------------------------------------
Depot 1000         ZHSP4010      Baltimore HSP4010 (Zergo)                              3
-----------------------------------------------------------------------------------------
Depot 1000 Total
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Depot 8000         2593-G13      ED20M Enhanced (ED20M)                                 5
-----------------------------------------------------------------------------------------
Depot 8000         2593-G14      ED20M Enhanced (ED20M)                                12
-----------------------------------------------------------------------------------------
Depot 8000         2593-G21/22   SureWare Keyper                                       19
-----------------------------------------------------------------------------------------
Depot 8000         2593-G23      SureWare Keyper                                        1
-----------------------------------------------------------------------------------------
Depot 8000         2593-G23      SureWare Keyper                                       22
-----------------------------------------------------------------------------------------
Depot 8000         2653-G1       CD20M Commercial (CD20M)                              10
-----------------------------------------------------------------------------------------
Depot 8000         2700-G1       Omniport                                               2
-----------------------------------------------------------------------------------------
Depot 8000         2593-G11/12   PCI Card                                               2
-----------------------------------------------------------------------------------------
Depot 8000         2593-G60      Sureware Runner V2                                     2
-----------------------------------------------------------------------------------------
Depot 8000
-----------------------------------------------------------------------------------------
Depot 8000         2593-G13      ED20M Enhanced (ED20M)                                 8
-----------------------------------------------------------------------------------------
Depot 8000         2593-G14      ED20M Enhanced (ED20M)                                 1
-----------------------------------------------------------------------------------------
Depot 8000         2593-G23      SureWare Keyper                                        1
-----------------------------------------------------------------------------------------
Depot 8000         2593-G23      SureWare Keyper                                        5
-----------------------------------------------------------------------------------------
Depot 8000         2653-G1       CD20M Commercial (CD20M)                               6
-----------------------------------------------------------------------------------------
Depot 8000         2593-G11/12   Old ED20M                                              5
-----------------------------------------------------------------------------------------
Depot 8000         2593-G60      Sureware Runner V2                                     0
-----------------------------------------------------------------------------------------
Depot 8000 Total
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Depot 9002         2593-G14      ED20M Unconfigured                                     7
-----------------------------------------------------------------------------------------
Depot 9002         2593-G21      SureWare Keyper                                        0
-----------------------------------------------------------------------------------------
Depot 9002         2593-G22      SureWare Keyper                                        0
-----------------------------------------------------------------------------------------
Depot 9002         2593-G23      SureWare Keyper                                       13
-----------------------------------------------------------------------------------------
Depot 9002         2653-G1       Omniport for PCI Card                                  1
-----------------------------------------------------------------------------------------
Depot 9002 Total
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          070000-P1     ED8000 Main PCB Fab. 2501-P1-A                        56
-----------------------------------------------------------------------------------------
Stonewood          170010-P1     Baltimore PSU Heatsink                                 5
-----------------------------------------------------------------------------------------
Stonewood          AS000001      I.C. Line Driver (CofC)                               26
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          AS000002      I.C. Line Receiver (CofC)                            100
-----------------------------------------------------------------------------------------
Stonewood          AS000003      I.C. 74HC00N Quad 2IP Nand                            24
-----------------------------------------------------------------------------------------
Stonewood          AS000005      I.C. 74HC02N Quad 2IP NOR                              3
-----------------------------------------------------------------------------------------
Stonewood          AS000012      I.C. MC74HC14AN Hex Inverter                          13
-----------------------------------------------------------------------------------------
Stonewood          AS000014      I.C. 74HC32N Quad 2IP OR                              47
-----------------------------------------------------------------------------------------
Stonewood          AS000015      I.C. 74HC74N Dual D-F/Flop                            76
-----------------------------------------------------------------------------------------
Stonewood          AS000017      I.C. 74HC86N Quad 2IP XOR                              1
-----------------------------------------------------------------------------------------
Stonewood          AS000022      I.C. MC74HC138AN 1of8 Decoder                          7
-----------------------------------------------------------------------------------------
Stonewood          AS000027      I.C. 74HC153N Dual 4I/P                               22
-----------------------------------------------------------------------------------------
Stonewood          AS000033      I.C. MC74HC245N Octal Bus TX                          37
-----------------------------------------------------------------------------------------
Stonewood          AS000034      I.C. SN74LS245N Octal Bus                             15
-----------------------------------------------------------------------------------------
Stonewood          AS000044      I.C. 74HC541N Octal DR RR                             57
-----------------------------------------------------------------------------------------
Stonewood          AS000046      I.C. SN74HC595N Shift Reg.                            39
-----------------------------------------------------------------------------------------
Stonewood          AS000047      I.C. MM74HC4050N Hex Buffer                           87
-----------------------------------------------------------------------------------------
Stonewood          AS000049      I.C. Line Driver (CofC)                                4
-----------------------------------------------------------------------------------------
Stonewood          AS000065      I.C. Z8002-PS Unprocessor                             16
-----------------------------------------------------------------------------------------
Stonewood          AS000066      I.C. Z0803006-PSC Serial Cont.                         7
-----------------------------------------------------------------------------------------
Stonewood          AS000085      I.C. ICL7665SCPA Volt Detector                         2
-----------------------------------------------------------------------------------------
Stonewood          AS000088      I.C. MC74HC573AN Octal Latch                           6
-----------------------------------------------------------------------------------------
Stonewood          AS000123      I.C. 74HC574N Octal D-F/Flop                           4
-----------------------------------------------------------------------------------------
Stonewood          AS000136      I.C. Z8036-PS CIO Timer                               30
-----------------------------------------------------------------------------------------
Stonewood          AS000156      I.C. CD74HC40105E HCMOS FIFO                          50
-----------------------------------------------------------------------------------------
Stonewood          AS000160      I.C. ICL7665ACPA Volt Detector                         4
-----------------------------------------------------------------------------------------
Stonewood          AS000164      I.C. Z800210PSC-BPS                                   53
-----------------------------------------------------------------------------------------
Stonewood          AS000166      I.C. UPD43256BCZ-70LL CMOS RAM                         1
-----------------------------------------------------------------------------------------
Stonewood          AS000184      I.C. 27C256 200ns EPROM                               30
-----------------------------------------------------------------------------------------
Stonewood          AS000185      I.C. 14C89A                                           33
-----------------------------------------------------------------------------------------
Stonewood          AS000186      I.C. HD6321P                                           4
-----------------------------------------------------------------------------------------
Stonewood          AS000188      I.C. HD63B50P                                         37
-----------------------------------------------------------------------------------------
Stonewood          AS000190      I.C. M273A-2F1 EPROM                                   4
-----------------------------------------------------------------------------------------
Stonewood          AS000192      I.C. 7201-AC                                         111
-----------------------------------------------------------------------------------------
Stonewood          AS000193      I.C. MC68000P8                                        31
-----------------------------------------------------------------------------------------
Stonewood          AS000194      I.C. 8x32k CMOS                                        5
-----------------------------------------------------------------------------------------
Stonewood          AS000197      I.C. 74HCT04N Hex Inverter                            27
-----------------------------------------------------------------------------------------
Stonewood          AS000198      I.C. 74HCT04                                         178
-----------------------------------------------------------------------------------------
Stonewood          AS000200      I.C. 74HCT86                                          36
-----------------------------------------------------------------------------------------
Stonewood          AS000201      I.C. 74HCT138                                         34
-----------------------------------------------------------------------------------------
Stonewood          AS000202      I.C. 74HCT147                                         44
-----------------------------------------------------------------------------------------
Stonewood          AS000203      I.C. 74HCT157                                         54
-----------------------------------------------------------------------------------------
Stonewood          AS000204      I.C. 74HCT164                                         29
-----------------------------------------------------------------------------------------
Stonewood          AS000205      I.C. 74HCT244                                         77
-----------------------------------------------------------------------------------------
Stonewood          AS000206      I.C. 74HCT273                                         17
-----------------------------------------------------------------------------------------
Stonewood          AS000208      I.C. 7417 15v Hex                                     37
-----------------------------------------------------------------------------------------
Stonewood          AS000209      I.C. 74LS30                                          309
-----------------------------------------------------------------------------------------
Stonewood          AS000210      I.C. 74LS244                                          21
-----------------------------------------------------------------------------------------
Stonewood          AS000211      I.C. 74LS260                                         319
-----------------------------------------------------------------------------------------
Stonewood          AS000212      I.C. MM74HC132N Quad 2IP TRG                         185
-----------------------------------------------------------------------------------------
Stonewood          AS000213      I.C. HEF4541BP Prog Timer                             19
-----------------------------------------------------------------------------------------
Stonewood          AS000215      I.C. 14C88 Line Driver                                 3
-----------------------------------------------------------------------------------------
Stonewood          AS000216      I.C. MC68HC11AOP Processor                             2
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          AS000221      I.C. M74HC4078B 8-input NOR/OR                         1
-----------------------------------------------------------------------------------------
Stonewood          AS000228      I.C. 74HC165N 8-bit PISO S-R                           1
-----------------------------------------------------------------------------------------
Stonewood          AS000229      I.C. MM74HC597N 8bit PISO S-R                        362
-----------------------------------------------------------------------------------------
Stonewood          AS000231      I.C. MC74AC04N Hex Inverter                            4
-----------------------------------------------------------------------------------------
Stonewood          AS000233      I.C. 74AC74 Dual D-F/Flop                             17
-----------------------------------------------------------------------------------------
Stonewood          AS000234      I.C. MC74ACT138N 1of8 Decoder                         61
-----------------------------------------------------------------------------------------
Stonewood          AS000236      I.C. HM6264BLP-10C 120ns RAM                          32
-----------------------------------------------------------------------------------------
Stonewood          AS000237      I.C. Z80C3008PSC SCC                                  27
-----------------------------------------------------------------------------------------
Stonewood          AS000239      I.C. CY7C420-25PC CMOS FIFO                           33
-----------------------------------------------------------------------------------------
Stonewood          AS000245      I.C. M27C256B-15F1 EPROM                               4
-----------------------------------------------------------------------------------------
Stonewood          AS000256      I.C. 74LS151                                           5
-----------------------------------------------------------------------------------------
Stonewood          AS000271      I.C. MAX690CPA WatchDog CCT                           68
-----------------------------------------------------------------------------------------
Stonewood          AS000272      I.C. DS12887 Real Time Clock                          28
-----------------------------------------------------------------------------------------
Stonewood          AS000275      I.C. CD74AC573E Octal Latch                          104
-----------------------------------------------------------------------------------------
Stonewood          AS000282      I.C. 74HCT541N Octal Driver RR                        42
-----------------------------------------------------------------------------------------
Stonewood          AS000298      I.C. Line Receiver (CofC)                              6
-----------------------------------------------------------------------------------------
Stonewood          AS000299      I.C. EP610PC-30 EPROM PAL                              1
-----------------------------------------------------------------------------------------
Stonewood          AS000319      I.C. SN74HCT74AN                                      15
-----------------------------------------------------------------------------------------
Stonewood          AS000367      I.C. Line 3D/3R (Cof C)                               34
-----------------------------------------------------------------------------------------
Stonewood          AS000369      I.C. EP910IPC-25 Altera                                6
-----------------------------------------------------------------------------------------
Stonewood          AS000376      I.C. AM8304B                                          10
-----------------------------------------------------------------------------------------
Stonewood          AS000380      I.C. N74F245N Bi-Dir Buffer                           17
-----------------------------------------------------------------------------------------
Stonewood          AS000381      I.C. 74HC7030 HCMOS FIFO                              17
-----------------------------------------------------------------------------------------
Stonewood          AS000400      I.C. LM393N Low Offset                                83
-----------------------------------------------------------------------------------------
Stonewood          AS000401      I.C. UC3845AN                                        122
-----------------------------------------------------------------------------------------
Stonewood          AS000402      I.C. CNYY17F-3 OPT1                                  520
-----------------------------------------------------------------------------------------
Stonewood          AS000403      I.C. TL431CLP                                         14
-----------------------------------------------------------------------------------------
Stonewood          AS000567      I.C. DS1286 Dallas                                    40
-----------------------------------------------------------------------------------------
Stonewood          AS000570      I.C. PE64502 E/Net Transformer                       131
-----------------------------------------------------------------------------------------
Stonewood          AS000629      I.C. MC74AC14N Hex Inverter                            6
-----------------------------------------------------------------------------------------
Stonewood          AS000637      I.C. CS61583-IL5 Dual I/F PLCC                        17
-----------------------------------------------------------------------------------------
Stonewood          AS000640      I.C. MC74HC540N                                       53
-----------------------------------------------------------------------------------------
Stonewood          AS000641      I.C. CA95C18-16 16MHz DES DCP                         48
-----------------------------------------------------------------------------------------
Stonewood          AS000687      I.C. EPC1064PC-8 64k PROM                             61
-----------------------------------------------------------------------------------------
Stonewood          BS000002      Resistor MF 27ohm 0.33w 5%                           125
-----------------------------------------------------------------------------------------
Stonewood          BS000005      Resistor MF 47ohm 0.25w 5%                          2545
-----------------------------------------------------------------------------------------
Stonewood          BS000014      Resistor MF 270ohm 0.25w 1%                          903
-----------------------------------------------------------------------------------------
Stonewood          BS000017      Resistor MF 470ohm 0.25w 5%                          870
-----------------------------------------------------------------------------------------
Stonewood          BS000021      Resistor MF 1k 0.33w 5%                               82
-----------------------------------------------------------------------------------------
Stonewood          BS000025      Resistor MF 2.2k 0.33w 5%                           4394
-----------------------------------------------------------------------------------------
Stonewood          BS000026      Resistor MF 2.7k 0.33w 5%                           1000
-----------------------------------------------------------------------------------------
Stonewood          BS000027      Resistor MF 3.3k 0.33w 5%                           2421
-----------------------------------------------------------------------------------------
Stonewood          BS000031      Resistor MF 6.8k 0.33w 5%                            256
-----------------------------------------------------------------------------------------
Stonewood          BS000032      Resistor MF 8.2k 0.33w 5%                             97
-----------------------------------------------------------------------------------------
Stonewood          BS000033      Resistor MF 10k 0.33w 5%                            1086
-----------------------------------------------------------------------------------------
Stonewood          BS000039      Resistor MF 33k 0.25w 5%                             523
-----------------------------------------------------------------------------------------
Stonewood          BS000045      Resistor MF 100k 0.25w 5%                             40
-----------------------------------------------------------------------------------------
Stonewood          BS000053      Resistor MF 470k 0.25w 5%                              2
-----------------------------------------------------------------------------------------
Stonewood          BS000057      Resistor MF 1m 0.25w 5%                              657
-----------------------------------------------------------------------------------------
Stonewood          BS000061      Resistor MF 2.2m 0.33w 5%                             33
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          BS000069      Resistor MF 10m 0.33w 5%                             442
-----------------------------------------------------------------------------------------
Stonewood          BS000074      Resistor MF 680k 0.60w 1%                             94
-----------------------------------------------------------------------------------------
Stonewood          BS000076      Resistor MF 1m 0.60w 1%                             1053
-----------------------------------------------------------------------------------------
Stonewood          BS000100      Resistor MF 1k 0.40w 1%                              268
-----------------------------------------------------------------------------------------
Stonewood          BS000121      Resistor MF 750k 0.60w 1%                           4438
-----------------------------------------------------------------------------------------
Stonewood          BS000122      Resistor MF 20m 0.50w 5%                               4
-----------------------------------------------------------------------------------------
Stonewood          BS000146      Resistor MF 1ohm 1w 5%                               778
-----------------------------------------------------------------------------------------
Stonewood          BS000147      Resistor WW 220ohm 2w 5%                              17
-----------------------------------------------------------------------------------------
Stonewood          BS000148      Resistor WW 15ohm 4w 5%                                8
-----------------------------------------------------------------------------------------
Stonewood          BS000201      Resistor MF 10ohm 0.4w 1%                            706
-----------------------------------------------------------------------------------------
Stonewood          BS000210      Resistor MF 56ohm 0.4w 1%                            959
-----------------------------------------------------------------------------------------
Stonewood          BS000221      Resistor MF 470ohm 0.4w 1%                           177
-----------------------------------------------------------------------------------------
Stonewood          BS000225      Resistor MF 1k 0.4w 1%                               808
-----------------------------------------------------------------------------------------
Stonewood          BS000227      Resistor MF 1.5k 0.4w 1%                             912
-----------------------------------------------------------------------------------------
Stonewood          BS000229      Resistor MF 2.2k 0.4w 1%                             140
-----------------------------------------------------------------------------------------
Stonewood          BS000232      Resistor MF 3.9k 0.4w 1%                             932
-----------------------------------------------------------------------------------------
Stonewood          BS000233      Resistor MF 4.7k 0.4w 1%                             256
-----------------------------------------------------------------------------------------
Stonewood          BS000237      Resistor MF 10k 0.4w 1%                              763
-----------------------------------------------------------------------------------------
Stonewood          BS000240      Resistor MF 18k 0.4w 1%                              959
-----------------------------------------------------------------------------------------
Stonewood          BS000241      Resistor MF 22k 0.4w 1%                              934
-----------------------------------------------------------------------------------------
Stonewood          BS000243      Resistor MF 33k 0.4w 1%                               10
-----------------------------------------------------------------------------------------
Stonewood          BS000244      Resistor MF 39k 0.4w 1%                              326
-----------------------------------------------------------------------------------------
Stonewood          BS000249      Resistor MF 100k 0.4w 1%                             964
-----------------------------------------------------------------------------------------
Stonewood          BS000253      Resistor MF 220k 0.4w 1%                             945
-----------------------------------------------------------------------------------------
Stonewood          BS000345      Resistor MF 47k 0.25w 1%                             903
-----------------------------------------------------------------------------------------
Stonewood          BS000349      Resistor MF 100k 0.25w 1%                           1387
-----------------------------------------------------------------------------------------
Stonewood          BS000358      Resistor MF 560k 0.25w 1%                            352
-----------------------------------------------------------------------------------------
Stonewood          BS000534      Resistor MF 28.7ohm 0.33w 1%                         509
-----------------------------------------------------------------------------------------
Stonewood          BS000535      Resistor MF 4.99k 0.33w 0.1%                          31
-----------------------------------------------------------------------------------------
Stonewood          CS000002      Cap. Cer 22pF 100v                                     1
-----------------------------------------------------------------------------------------
Stonewood          CS000005      Cap. Cer 100pF 100v                                    7
-----------------------------------------------------------------------------------------
Stonewood          CS000006      Cap. Cer Plate 150pF                                   6
-----------------------------------------------------------------------------------------
Stonewood          CS000008      Cap. Cer 470pF 100v 68370471                          48
-----------------------------------------------------------------------------------------
Stonewood          CS000010      Cap. Cer 0.01uF 63v Disk                             101
-----------------------------------------------------------------------------------------
Stonewood          CS000011      Cap. Cer Xlayer 0.1uF 100v                          5483
-----------------------------------------------------------------------------------------
Stonewood          CS000015      CAP ELEC 47UF AXL                                     49
-----------------------------------------------------------------------------------------
Stonewood          CS000018      Cap. Elect 47uF 16v Radial                           530
-----------------------------------------------------------------------------------------
Stonewood          CS000019      Cap. Elect 100uF 6.3v Radial                         100
-----------------------------------------------------------------------------------------
Stonewood          CS000025      Cap. Tant 1uF 35v 5mm                                 25
-----------------------------------------------------------------------------------------
Stonewood          CS000026      Cap. Tant 2.2uF 16v Radial                             9
-----------------------------------------------------------------------------------------
Stonewood          CS000027      CAPTR 4U7 TANTALUM 16V                               139
-----------------------------------------------------------------------------------------
Stonewood          CS000030      Cap. Poly 0.47uF 63v Radial                          320
-----------------------------------------------------------------------------------------
Stonewood          CS000032      Cap. Elect 100uF 10v Radial                           90
-----------------------------------------------------------------------------------------
Stonewood          CS000034      Cap. Y5P 1000pF 100v 10% 2.5mm                       304
-----------------------------------------------------------------------------------------
Stonewood          CS000041      CAP POLY 0.22UF                                      157
-----------------------------------------------------------------------------------------
Stonewood          CS000042      Cap. Cer 0.1uF 50v DIP Radial                         97
-----------------------------------------------------------------------------------------
Stonewood          CS000045      Cap. Tant 47uF 16v                                   431
-----------------------------------------------------------------------------------------
Stonewood          CS000050      Cap. Cer 4700pF 63v Radial                             4
-----------------------------------------------------------------------------------------
Stonewood          CS000065      Cap. Elect 100uF 6.3v Radial                         342
-----------------------------------------------------------------------------------------
Stonewood          CS000067      Cap. Elect 330uF 40v Radial                            8
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          CS000074      Cap. Elect 100uF Axial                                47
-----------------------------------------------------------------------------------------
Stonewood          CS000077      Cap. Poly 0.33uF 63v 0.2"                             47
-----------------------------------------------------------------------------------------
Stonewood          CS000078      CAP POLY 0.1UF                                       119
-----------------------------------------------------------------------------------------
Stonewood          CS000087      Cap. Elect 1000uF 16v Radial                          41
-----------------------------------------------------------------------------------------
Stonewood          CS000089      Cap. Elect 22000uF 25v Radial                        139
-----------------------------------------------------------------------------------------
Stonewood          CS000094      Cap. Xlayer 0.1uF 100v Radial                          3
-----------------------------------------------------------------------------------------
Stonewood          CS000117      Cap. Cer 1000pF 100v DSS306                           24
-----------------------------------------------------------------------------------------
Stonewood          CS000118      Cap. 3-Terminal 220pF 100v 20%                       784
-----------------------------------------------------------------------------------------
Stonewood          CS000119      Varistor Cap. DSS710D233S12-22                       106
-----------------------------------------------------------------------------------------
Stonewood          CS000148      Cap. Cer 0.47uF 100v 20% 5mm                          48
-----------------------------------------------------------------------------------------
Stonewood          CS000158      Cap. Poly Box 0.1uF 63v 10%                          842
-----------------------------------------------------------------------------------------
Stonewood          CS000165      Cap. Elect 100uF 400v Radial                           9
-----------------------------------------------------------------------------------------
Stonewood          CS000166      CAPTR 2N2 CERAMIC PLATE 1KV                          283
-----------------------------------------------------------------------------------------
Stonewood          CS000167      Cap. Elect 100uF 25v Radial                          898
-----------------------------------------------------------------------------------------
Stonewood          CS000168      Cap. Elect 33uF 25v Radial                           112
-----------------------------------------------------------------------------------------
Stonewood          CS000169      Cap. Elect 2200uF 10v Radial                         106
-----------------------------------------------------------------------------------------
Stonewood          CS000170      Cap. Elect 470uF 10v Radial                            5
-----------------------------------------------------------------------------------------
Stonewood          CS000172      Cap. FKS2 2200pF 100v 20%                             12
-----------------------------------------------------------------------------------------
Stonewood          CS000173      CAPTR 330UF M/POLY X2                                400
-----------------------------------------------------------------------------------------
Stonewood          CS000174      Cap. MP3-Y 2200pF 250v 20%                            15
-----------------------------------------------------------------------------------------
Stonewood          CS000175      Cap. Poly 0.1uF 400v 10%                               7
-----------------------------------------------------------------------------------------
Stonewood          CS000177      Cap. Elect 1uF 63v Radial                             41
-----------------------------------------------------------------------------------------
Stonewood          CS000208      CAPTR 4700PF Y1                                      370
-----------------------------------------------------------------------------------------
Stonewood          DS000004      Diode 1N4148 DO-35                                  3178
-----------------------------------------------------------------------------------------
Stonewood          DS000005      Diode Various Package (CofC)                        2212
-----------------------------------------------------------------------------------------
Stonewood          DS000006      Diode 1N5908                                          53
-----------------------------------------------------------------------------------------
Stonewood          DS000008      Inductor 4.7uH 1.3amp                                 16
-----------------------------------------------------------------------------------------
Stonewood          DS000011      Bridge Rectifier 4amp                                  0
-----------------------------------------------------------------------------------------
Stonewood          DS000012      Regulator 5v 3amp TO-3                                 4
-----------------------------------------------------------------------------------------
Stonewood          DS000014      Regulator 5v 0.1amp                                    4
-----------------------------------------------------------------------------------------
Stonewood          DS000018      Transistor BC184L                                    121
-----------------------------------------------------------------------------------------
Stonewood          DS000019      Varistor 250v 40amp V250LA4                           49
-----------------------------------------------------------------------------------------
Stonewood          DS000020      Diode BZX79-C5V6/A52R DO-35                           59
-----------------------------------------------------------------------------------------
Stonewood          DS000028      Diode BZX79C 8.2v DO-35                                6
-----------------------------------------------------------------------------------------
Stonewood          DS000033      Transistor 2N7000 60v TO-92                          576
-----------------------------------------------------------------------------------------
Stonewood          DS000038      Transistor BC184L                                     12
-----------------------------------------------------------------------------------------
Stonewood          DS000041      Trans Supressor 12v (CofC)                            28
-----------------------------------------------------------------------------------------
Stonewood          DS000054      Transistor TIP121 TO-220                             132
-----------------------------------------------------------------------------------------
Stonewood          DS000058      Bridge Rectifier 1amp Special                          4
-----------------------------------------------------------------------------------------
Stonewood          DS000059      Mosfet 2SJ122 P-Channel 10amp                          8
-----------------------------------------------------------------------------------------
Stonewood          DS000060      Regulator +12v 0.1a 78L12                            162
-----------------------------------------------------------------------------------------
Stonewood          DS000061      Regulator 79L12 -12v 0.1amp                           24
-----------------------------------------------------------------------------------------
Stonewood          DS000080      Oscillator 10Mhz DIL 4pin                              1
-----------------------------------------------------------------------------------------
Stonewood          DS000099      Oscillator 16MHz GXO-U100F/B                          22
-----------------------------------------------------------------------------------------
Stonewood          DS000105      Transient Suppres5v (CofC)                           618
-----------------------------------------------------------------------------------------
Stonewood          DS000106      Varistor M.O. 10v AC (CofC)                            7
-----------------------------------------------------------------------------------------
Stonewood          DS000107      Supressor Inductor BL02                                8
-----------------------------------------------------------------------------------------
Stonewood          DS000119      Diode BAT49                                           35
-----------------------------------------------------------------------------------------
Stonewood          DS000121      Diode 1N4002S DO-35                                 1664
-----------------------------------------------------------------------------------------
Stonewood          DS000124      Zener Diode BZV85C12V 1.3w                           166
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          DS000134      Diode UF4006 1a 800v                                 165
-----------------------------------------------------------------------------------------
Stonewood          DS000135      Diode UF4004 1a 400v 50ns                            442
-----------------------------------------------------------------------------------------
Stonewood          DS000136      Diode Schottky 16a 45v PBYR                            4
-----------------------------------------------------------------------------------------
Stonewood          DS000137      Zener Diode BZX55C2V4 DO-35                          452
-----------------------------------------------------------------------------------------
Stonewood          DS000138      Transistor IRFBC40                                    68
-----------------------------------------------------------------------------------------
Stonewood          DS000142      Regulator MC7812CT                                     6
-----------------------------------------------------------------------------------------
Stonewood          DS000143      Regulator MC7912CT -12.0v 1a                         205
-----------------------------------------------------------------------------------------
Stonewood          DS000144      EMI Line Filter 3330R3R01B1                          139
-----------------------------------------------------------------------------------------
Stonewood          DS000145      Inductor Choke 1a 5uH MTX VHF                        247
-----------------------------------------------------------------------------------------
Stonewood          DS000146      Bridge Rectifier DFO8M                                75
-----------------------------------------------------------------------------------------
Stonewood          DS000150      Transistor BC182L                                    260
-----------------------------------------------------------------------------------------
Stonewood          DS000151      Transistor BC212L TO-92                             1073
-----------------------------------------------------------------------------------------
Stonewood          DS000168      MultiFuse MF-RO25                                    601
-----------------------------------------------------------------------------------------
Stonewood          DS000169      MultiFuse MF-R185                                     46
-----------------------------------------------------------------------------------------
Stonewood          DS000170      MultiFuse MFR250                                      55
-----------------------------------------------------------------------------------------
Stonewood          DS000218      Transistor STP33N10 33a 100v                           1
-----------------------------------------------------------------------------------------
Stonewood          DS000260      Xtal 20Mhz HC49 18pF                                 231
-----------------------------------------------------------------------------------------
Stonewood          DS000341      Oscillator 16.384Mhz GXO-U100F                        18
-----------------------------------------------------------------------------------------
Stonewood          ES000001      Red LED PCB Mtg PC080-R5L                            204
-----------------------------------------------------------------------------------------
Stonewood          ES000004      Green Neon Indicator 240v                             20
-----------------------------------------------------------------------------------------
Stonewood          ES000021      Red LED PCB Mounting HLMP-6620                         7
-----------------------------------------------------------------------------------------
Stonewood          FS000006      20k Trimmer 12turn 0.25" 3107w                        34
-----------------------------------------------------------------------------------------
Stonewood          FS000016      5k Pot. 3296Y-001-502                                  3
-----------------------------------------------------------------------------------------
Stonewood          JS000001      Res Net SIL 8pin 4608X-102-271                         4
-----------------------------------------------------------------------------------------
Stonewood          JS000002      RESISTOR NET SIL 9PIN 8X1K                            85
-----------------------------------------------------------------------------------------
Stonewood          JS000004      Resistor Net SIL 8x10k 9pin                         3081
-----------------------------------------------------------------------------------------
Stonewood          JS000006      RES NET SIL 8PIN 4X1KO                               344
-----------------------------------------------------------------------------------------
Stonewood          JS000013      RES NET SIL 8PIN 4X220K                               47
-----------------------------------------------------------------------------------------
Stonewood          JS000015      Res Net Sil 9pin 4609X-101-473                         1
-----------------------------------------------------------------------------------------
Stonewood          JS000019      RES NET SIL 9PIN 8X1MO                                50
-----------------------------------------------------------------------------------------
Stonewood          KS000011      25way D-Type Plug 90o                                 15
-----------------------------------------------------------------------------------------
Stonewood          KS000012      25way D-Type Socket 90o                                5
-----------------------------------------------------------------------------------------
Stonewood          KS000014      2x17way Eject Header 90o                              24
-----------------------------------------------------------------------------------------
Stonewood          KS000015      37way D-Type Plug 90o                                  6
-----------------------------------------------------------------------------------------
Stonewood          KS000016      37way D-Type Socket 90o                                0
-----------------------------------------------------------------------------------------
Stonewood          KS000018      8way I.C. Socket DIL                                   3
-----------------------------------------------------------------------------------------
Stonewood          KS000022      24way I.C. Socket DIL                                162
-----------------------------------------------------------------------------------------
Stonewood          KS000023      28way I.C. Socket DIL                                  6
-----------------------------------------------------------------------------------------
Stonewood          KS000024      40way I.C. Socket DIL                                 13
-----------------------------------------------------------------------------------------
Stonewood          KS000030      25way D-Type Plug Housing                             20
-----------------------------------------------------------------------------------------
Stonewood          KS000031      25way D-Type Socket Housing                          374
-----------------------------------------------------------------------------------------
Stonewood          KS000037      2x8way Transition IDC 28 AWG                           6
-----------------------------------------------------------------------------------------
Stonewood          KS000039      2x13way Transition IDC 28 AWG                          9
-----------------------------------------------------------------------------------------
Stonewood          KS000040      2x17way Ribbon Socket IDC                              5
-----------------------------------------------------------------------------------------
Stonewood          KS000042      2x17way Transition IDC 28 AWG                          1
-----------------------------------------------------------------------------------------
Stonewood          KS000044      3way Mains Chassis Plug Inlet                        292
-----------------------------------------------------------------------------------------
Stonewood          KS000045      5way XLR Chassis Plug                                  9
-----------------------------------------------------------------------------------------
Stonewood          KS000058      6way Header 0.156"                                     2
-----------------------------------------------------------------------------------------
Stonewood          KS000089      37way D-Type Plug Housing                             23
-----------------------------------------------------------------------------------------
Stonewood          KS000090      37way D-Type Socket Housing                           10
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          KS000091      15way D-Type Socket Housing                          224
-----------------------------------------------------------------------------------------
Stonewood          KS000092      15way D-Type Plug Housing                            482
-----------------------------------------------------------------------------------------
Stonewood          KS000100      6way Housing IDC 20awg                               382
-----------------------------------------------------------------------------------------
Stonewood          KS000101      D CONNECTOR SCREWLOCK EXTENDED                       180
-----------------------------------------------------------------------------------------
Stonewood          KS000112      16way Header PCB Mtg 0.1"                            183
-----------------------------------------------------------------------------------------
Stonewood          KS000114      15way D-Type Plug 90o                                 68
-----------------------------------------------------------------------------------------
Stonewood          KS000132      2way Housing 0.1" IDC 640441-2                        79
-----------------------------------------------------------------------------------------
Stonewood          KS000145      Test Point 4mm Long                                   60
-----------------------------------------------------------------------------------------
Stonewood          KS000147      24way Plug Module RP24-T                               1
-----------------------------------------------------------------------------------------
Stonewood          KS000148      24way Socket Module RS24-T                             1
-----------------------------------------------------------------------------------------
Stonewood          KS000155      15way D-Type Socket IDC 28awg                         12
-----------------------------------------------------------------------------------------
Stonewood          KS000166      25way D-Type Socket IDC 28awg                         22
-----------------------------------------------------------------------------------------
Stonewood          KS000167      Jackscrew Assembly                                    13
-----------------------------------------------------------------------------------------
Stonewood          KS000228      5way Header 0.1" 90o                                   1
-----------------------------------------------------------------------------------------
Stonewood          KS000229      HEADER 5WAY 0.1" 90DEG                                13
-----------------------------------------------------------------------------------------
Stonewood          KS000250      BNC Receptacle PCB Mtg 90o                            16
-----------------------------------------------------------------------------------------
Stonewood          KS000276      4way IDC Housing 22awg                               170
-----------------------------------------------------------------------------------------
Stonewood          KS000279      40way Header PCB Mtg 0.1"                             27
-----------------------------------------------------------------------------------------
Stonewood          KS000281      2way Housing 0.156" F/L 20 AWG                       497
-----------------------------------------------------------------------------------------
Stonewood          KS000285      10way IDC Housing 0.156" C/E                           3
-----------------------------------------------------------------------------------------
Stonewood          KS000286      10way IDC Housing 0.156" F/T                         123
-----------------------------------------------------------------------------------------
Stonewood          KS000293      20way Straight Header                               1504
-----------------------------------------------------------------------------------------
Stonewood          KS000303      37way D-Type Connector Cover                           1
-----------------------------------------------------------------------------------------
Stonewood          KS000305      25way D-Type Connector Cover                          49
-----------------------------------------------------------------------------------------
Stonewood          KS000308      25way D-Type Connector Cover                          29
-----------------------------------------------------------------------------------------
Stonewood          KS000312      15way D-Type Connector Cover                           4
-----------------------------------------------------------------------------------------
Stonewood          KS000314      5way Header 0.156" 90o                                 5
-----------------------------------------------------------------------------------------
Stonewood          KS000328      Mains Inlet PX0580/PC/12132                           83
-----------------------------------------------------------------------------------------
Stonewood          KS000348      68way Square Chip Socket                               8
-----------------------------------------------------------------------------------------
Stonewood          KS000349      HEADER10WAY 0.1" 90DEG                                 4
-----------------------------------------------------------------------------------------
Stonewood          KS000366      2x20way Housing IDC 28awg                            158
-----------------------------------------------------------------------------------------
Stonewood          KS000367      2x20way Transition IDC 28awg                          33
-----------------------------------------------------------------------------------------
Stonewood          KS000369      6way Header 90o 0.156"                                39
-----------------------------------------------------------------------------------------
Stonewood          KS000378      84way Square Chip Socket                              31
-----------------------------------------------------------------------------------------
Stonewood          KS000383      15way D-Type Connector Cover                           3
-----------------------------------------------------------------------------------------
Stonewood          KS000384      15way D-Type Connector Socket                         71
-----------------------------------------------------------------------------------------
Stonewood          KS000394      24way I.C. Socket DIL                                  5
-----------------------------------------------------------------------------------------
Stonewood          KS000470      10way Header 0.156" F/L                              314
-----------------------------------------------------------------------------------------
Stonewood          KS000472      2way Header 0.156" F/L                                 1
-----------------------------------------------------------------------------------------
Stonewood          KS000578      In-Line Adaptor KSA-020-79T                           39
-----------------------------------------------------------------------------------------
Stonewood          KS000582      25way D-Type Connector Cover                           2
-----------------------------------------------------------------------------------------
Stonewood          KS000618      50way D-Type to SCSI Converter                         2
-----------------------------------------------------------------------------------------
Stonewood          KS000619      50way D-Type Solder Bucket                             2
-----------------------------------------------------------------------------------------
Stonewood          KS000620      50way D-Type Plug Shell                                2
-----------------------------------------------------------------------------------------
Stonewood          KS001102      2way Header (Use KS000002)                             3
-----------------------------------------------------------------------------------------
Stonewood          KS001103      3way Header (Use KS000002)                            30
-----------------------------------------------------------------------------------------
Stonewood          KS001104      4way Header (Use KS000002)                           131
-----------------------------------------------------------------------------------------
Stonewood          KS001204      4way Housing 0.1"                                      1
-----------------------------------------------------------------------------------------
Stonewood          KS001301      2x2way Header (Use KS000506)                         120
-----------------------------------------------------------------------------------------
Stonewood          KS001303      2x4way Header (Use KS000506)                          75
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          LS000001      Termical Pin Crimp 24awg                           11023
-----------------------------------------------------------------------------------------
Stonewood          LS000002      Terminal Socket Crimp 24awg                        10500
-----------------------------------------------------------------------------------------
Stonewood          LS000003      Terminal Socket Crimp 24awg                            6
-----------------------------------------------------------------------------------------
Stonewood          LS000005      M4 Red Terminal Ring 16-22awg                        167
-----------------------------------------------------------------------------------------
Stonewood          LS000010      Red Terminal Faston 18-22awg                          56
-----------------------------------------------------------------------------------------
Stonewood          LS000015      Terminal Piggy-Back 16-20awg                          79
-----------------------------------------------------------------------------------------
Stonewood          LS000017      MRAC Terminal Pin                                     48
-----------------------------------------------------------------------------------------
Stonewood          LS000018      MRAC Terminal Socket                                  48
-----------------------------------------------------------------------------------------
Stonewood          LS000037      M3 Red Terminal Ring 16-20awg                        423
-----------------------------------------------------------------------------------------
Stonewood          LS000038      M4 Red Terminal Ring 16-20awg                         14
-----------------------------------------------------------------------------------------
Stonewood          LS000046      TERM RNG M2.5 CRIMP                                   26
-----------------------------------------------------------------------------------------
Stonewood          LS000047      TERMINAL RING RED M4                                  20
-----------------------------------------------------------------------------------------
Stonewood          LS000051      PCB Test Pin Loop Blk                                739
-----------------------------------------------------------------------------------------
Stonewood          NS000001      Tin/Copper Wire 22 AWG 500g                           32
-----------------------------------------------------------------------------------------
Stonewood          NS000004      7/0.2 Brown Stranded Wire                            197
-----------------------------------------------------------------------------------------
Stonewood          NS000006      7/0.2 Violet Stranded Wire                           525
-----------------------------------------------------------------------------------------
Stonewood          NS000007      7/0.2 Grn/Yel Stranded Wire                           42
-----------------------------------------------------------------------------------------
Stonewood          NS000009      16/0.2 Black Stranded Wire                           110
-----------------------------------------------------------------------------------------
Stonewood          NS000010      16/0.2 Red Stranded Wire                             285
-----------------------------------------------------------------------------------------
Stonewood          NS000011      16/0.2 Blue Stranded Wire                            160
-----------------------------------------------------------------------------------------
Stonewood          NS000033      7/0.2 Black 6core Cable                               31
-----------------------------------------------------------------------------------------
Stonewood          NS000036      7/0.2 Grey 12core Cable                              170
-----------------------------------------------------------------------------------------
Stonewood          NS000040      16way Ribbon Cable 28awg                             130
-----------------------------------------------------------------------------------------
Stonewood          NS000042      34way Ribbon Cable 28awg                              15
-----------------------------------------------------------------------------------------
Stonewood          NS000052      Grey Cable 14way 7pair Belden                        447
-----------------------------------------------------------------------------------------
Stonewood          NS000058      10x30awg Blue Stranded Wire                          300
-----------------------------------------------------------------------------------------
Stonewood          NS000059      10x30awg Brown Stranded Wire                         280
-----------------------------------------------------------------------------------------
Stonewood          NS000076      40way Ribbon Cable 28awg                               1
-----------------------------------------------------------------------------------------
Stonewood          NS000103      7/0.2 Grey Cable 8-Core                               30
-----------------------------------------------------------------------------------------
Stonewood          NS000105      16/30 Black Stranded Wire                            125
-----------------------------------------------------------------------------------------
Stonewood          NS000106      16/30 Red Stranded Wire                              150
-----------------------------------------------------------------------------------------
Stonewood          NS000107      16/30 Blue Stranded Wire                             450
-----------------------------------------------------------------------------------------
Stonewood          NS000108      16/30 Brown Stranded Wire                            176
-----------------------------------------------------------------------------------------
Stonewood          NS000109      16/30 Orange Stranded Wire                           116
-----------------------------------------------------------------------------------------
Stonewood          NS000110      16/30 Grey Stranded Wire                             190
-----------------------------------------------------------------------------------------
Stonewood          NS000111      16/30 Violet Stranded Wire                           330
-----------------------------------------------------------------------------------------
Stonewood          NS000112      16/30 Yellow Stranded Wire                           350
-----------------------------------------------------------------------------------------
Stonewood          NS000114      16/30 Grn/Yel Stranded Wire                          224
-----------------------------------------------------------------------------------------
Stonewood          NS000119      19/32 Grn/Yel Stranded Wire                          305
-----------------------------------------------------------------------------------------
Stonewood          NS000120      19/32 Red Stranded Wire                              305
-----------------------------------------------------------------------------------------
Stonewood          NS000121      19/32 Black Stranded Wire                            305
-----------------------------------------------------------------------------------------
Stonewood          NS000122      40way Ribbon Cable 28awg                              23
-----------------------------------------------------------------------------------------
Stonewood          NS000126      6way MultiPair Cable 7/0.2                           200
-----------------------------------------------------------------------------------------
Stonewood          NS000406      24 AWG GREEN/YELLOW 3XINS.UL.                         95
-----------------------------------------------------------------------------------------
Stonewood          NS000409      26way Twisted SCSI Cable                              15
-----------------------------------------------------------------------------------------
Stonewood          NS000434      6way SupraShield Cable                                11
-----------------------------------------------------------------------------------------
Stonewood          OS000012      Screwlock Kit 4/40 UNC                                12
-----------------------------------------------------------------------------------------
Stonewood          OS000013      TYLABLE TY551M                                       100
-----------------------------------------------------------------------------------------
Stonewood          OS000015      Tyrap 92mm TYB23M Nylon                             2519
-----------------------------------------------------------------------------------------
Stonewood          OS000021      Self-Adhesive Cable Clip                              12
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          OS000023      PTFE Sleeving 1.01mm                                 250
-----------------------------------------------------------------------------------------
Stonewood          OS000032      19x19mm Cable Tie Base                                58
-----------------------------------------------------------------------------------------
Stonewood          OS000033      Ribbon Cable Clamp 1.0" *                             12
-----------------------------------------------------------------------------------------
Stonewood          OS000044      Ribbon Cable Clamp 2.0" *                              1
-----------------------------------------------------------------------------------------
Stonewood          OS000060      Heatshrink Sleeving 19mm Glue                          1
-----------------------------------------------------------------------------------------
Stonewood          OS000067      Heatshrink Sleeving 3.2mm Glue                         3
-----------------------------------------------------------------------------------------
Stonewood          OS000083      Insulating Transistor Washer                         822
-----------------------------------------------------------------------------------------
Stonewood          QS000003      Microswitch 15amp 240v                                 3
-----------------------------------------------------------------------------------------
Stonewood          QS000008      Kabalock Keyswitch Mom.                               15
-----------------------------------------------------------------------------------------
Stonewood          QS000013      Locking Tab Release Bar                              183
-----------------------------------------------------------------------------------------
Stonewood          QS000100      Mercury Switch Tilt/Jitr S1361                        33
-----------------------------------------------------------------------------------------
Stonewood          QS000104      14pin Relay DIP 5v G6A434P5DC                         22
-----------------------------------------------------------------------------------------
Stonewood          QS000114      Mains Voltage Selector                                 1
-----------------------------------------------------------------------------------------
Stonewood          QS000181      Tilt Switch TO5-2G-002G-180                            7
-----------------------------------------------------------------------------------------
Stonewood          SAS000467     I.C. MAX688CSA Regulator                             370
-----------------------------------------------------------------------------------------
Stonewood          SAS000556     I.C. 74ACT245SC Fact Xceiver                          50
-----------------------------------------------------------------------------------------
Stonewood          SAS000557     I.C. MC74ACT32D Motorola Only                         39
-----------------------------------------------------------------------------------------
Stonewood          SAS000558     I.C. EPM7128SQC100-15 PQFP-100                        13
-----------------------------------------------------------------------------------------
Stonewood          SAS000559     I.C. MC74ACT574SC Flip-Flop                           85
-----------------------------------------------------------------------------------------
Stonewood          SAS000560     I.C. MC74HC02AD NOR CMOS                             217
-----------------------------------------------------------------------------------------
Stonewood          SAS000561     I.C. MC74HC132AD CMOS                                223
-----------------------------------------------------------------------------------------
Stonewood          SAS000562     I.C. MC74ACT08D Quad 2IP SO-14                      2228
-----------------------------------------------------------------------------------------
Stonewood          SAS000563     I.C. XPC860ENZP50.C1                                  35
-----------------------------------------------------------------------------------------
Stonewood          SAS000564     I.C. MC68160AFB E/Net TQFP-52                         38
-----------------------------------------------------------------------------------------
Stonewood          SAS000565     I.C. AM7203A-15JC FIFO PLCC-32                       291
-----------------------------------------------------------------------------------------
Stonewood          SAS000566     I.C. KM681000CLG-5L SRAM                             194
-----------------------------------------------------------------------------------------
Stonewood          SAS000568     I.C. PE68026 Module                                  117
-----------------------------------------------------------------------------------------
Stonewood          SAS000569     I.C. MAX691ACSE                                      116
-----------------------------------------------------------------------------------------
Stonewood          SAS000571     I.C. MC74HC541ADW                                      5
-----------------------------------------------------------------------------------------
Stonewood          SAS000581     I.C. AM29F040B-90JC PLCC-32                           69
-----------------------------------------------------------------------------------------
Stonewood          SBS000409     Resistor 47ohm 0.063w 1% 0603                        824
-----------------------------------------------------------------------------------------
Stonewood          SBS000463     Resistor 10m 0.063w 1% 0603                         4000
-----------------------------------------------------------------------------------------
Stonewood          SBS000506     RES 1M 100V MINI MELF                               2900
-----------------------------------------------------------------------------------------
Stonewood          SBS000507     RES 750K 100V MINI MELF                             2500
-----------------------------------------------------------------------------------------
Stonewood          SBS000508     Resistor 300ohm 0.33w 1% 0603                       3500
-----------------------------------------------------------------------------------------
Stonewood          SBS000557     ResNet 22k 0.063w 5% MNR35                           352
-----------------------------------------------------------------------------------------
Stonewood          SCS000245     Cap. Tant 47uF 10v 10% Type-D                        580
-----------------------------------------------------------------------------------------
Stonewood          SCS000288     CAP TANT 47UF 20V                                    350
-----------------------------------------------------------------------------------------
Stonewood          SCS000290     Cap. Cer 1800pF 50v 10% 0603                        3500
-----------------------------------------------------------------------------------------
Stonewood          SCS000291     Cap. Cer 18pF 50v 5% 0603                           3000
-----------------------------------------------------------------------------------------
Stonewood          SCS000292     Cap. Cer 3900pF 50v 10% 0603                        3500
-----------------------------------------------------------------------------------------
Stonewood          SCS000293     Cap. Tant 2.2uF 35v 20%                             1800
-----------------------------------------------------------------------------------------
Stonewood          SCS000294     Cap. Cer 39nF 50v 10% 1206                          3334
-----------------------------------------------------------------------------------------
Stonewood          SCS000295     Cap. Tant 33uF 10v 10% Type-C                        300
-----------------------------------------------------------------------------------------
Stonewood          SCS000348     Cap. Cer 330nF 16v 1206                               50
-----------------------------------------------------------------------------------------
Stonewood          SDS000204     TRANSISTOR FZT749                                    100
-----------------------------------------------------------------------------------------
Stonewood          SDS000215     INDUCTOR EMI FILTER 33NF3                            314
-----------------------------------------------------------------------------------------
Stonewood          SDS000312     Xtal 4Mhz GXO-U108L                                   76
-----------------------------------------------------------------------------------------
Stonewood          SES000053     Red LED BR-X 4561-05V/TRZ                            438
-----------------------------------------------------------------------------------------
Stonewood          SKS000541     32way I.C. Socket PLCC                                21
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          SKS000577     40way SM/DIL Socket ICF-640-SO                       100
-----------------------------------------------------------------------------------------
Stonewood          SKS001504     40way I.C. Socket 0.6" DIP                            95
-----------------------------------------------------------------------------------------
Stonewood          SS000002      D/Sided Tape Pad 150x25x0.8mm                          4
-----------------------------------------------------------------------------------------
Stonewood          SS000035      Foam Adhesive Strip 150x50x1mm                        21
-----------------------------------------------------------------------------------------
Stonewood          SS000058      Araldite 2011 Adhesive Epoxy                           2
-----------------------------------------------------------------------------------------
Stonewood          TS000004      Transistor Pad TO-92 Black                           571
-----------------------------------------------------------------------------------------
Stonewood          TS000006      TO-3 Instalation Kit                                   4
-----------------------------------------------------------------------------------------
Stonewood          TS000018      Label (Mains Warning)                               1246
-----------------------------------------------------------------------------------------
Stonewood          TS000019      Label (High Voltage)                                 444
-----------------------------------------------------------------------------------------
Stonewood          TS000020      Label (Earth Point)                                 3840
-----------------------------------------------------------------------------------------
Stonewood          TS000024      Rubber Foot 19mm Dia                                 423
-----------------------------------------------------------------------------------------
Stonewood          TS000025      Rubber Foot 12.7x12.7x5.7mm                          154
-----------------------------------------------------------------------------------------
Stonewood          TS000043      Insulating Bush                                        6
-----------------------------------------------------------------------------------------
Stonewood          TS000044      M3 Spacer Tapped 10mm Long                           183
-----------------------------------------------------------------------------------------
Stonewood          TS000046      Label (240 Volts AC)                                 674
-----------------------------------------------------------------------------------------
Stonewood          TS000159      M3x10 Spacer Hex Brass                                48
-----------------------------------------------------------------------------------------
Stonewood          TS000215      Spacer 2.7 Thro Hole X5LG                            135
-----------------------------------------------------------------------------------------
Stonewood          TS000230      Transistor Pad TO-92 White                            34
-----------------------------------------------------------------------------------------
Stonewood          TS000245      Self Adhesive CCT PCB Support                        689
-----------------------------------------------------------------------------------------
Stonewood          TS000248      Ferrite Tube 4330-030-43570                            2
-----------------------------------------------------------------------------------------
Stonewood          TS000294      Rubber Foot 1.5x7.5mm Dia                             95
-----------------------------------------------------------------------------------------
Stonewood          TS000390      Magnetic Swipe Card Reader                             5
-----------------------------------------------------------------------------------------
Stonewood          TS000517      Fuse Holder 90o FX0457                                94
-----------------------------------------------------------------------------------------
Stonewood          TS000518      M3 Spring Clip TO-220 TSC607                        2698
-----------------------------------------------------------------------------------------
Stonewood          TS000695      Lock Cam S2202-13 0.875                                0
-----------------------------------------------------------------------------------------
Stonewood          TS000696      CE Label 12.7x12.7mm                                  90
-----------------------------------------------------------------------------------------
Stonewood          TS000731      Pulse Transformer 3kv (CofC)                          11
-----------------------------------------------------------------------------------------
Stonewood          TS000751      M3 Nylon Pillar HNP-35-B-M3                           95
-----------------------------------------------------------------------------------------
Stonewood          VS000002      Quick-Blow Fuse 500ma 20mm                            11
-----------------------------------------------------------------------------------------
Stonewood          VS000008      Anti-Surge Fuse 500ma 20mm                           146
-----------------------------------------------------------------------------------------
Stonewood          VS000038      Resettable Fuse 0.17a 60v RXE                          7
-----------------------------------------------------------------------------------------
Stonewood          VS000039      Resettable Fuse 2.5a 30v RUE                           7
-----------------------------------------------------------------------------------------
Stonewood          VS000040      Resettable Fuse 1.1a 30v RUE                           7
-----------------------------------------------------------------------------------------
Stonewood          WS000012      M3 Hex Nut                                           520
-----------------------------------------------------------------------------------------
Stonewood          WS000016      M2.5 Nut BZP                                         300
-----------------------------------------------------------------------------------------
Stonewood          YS000003      M3x10 Screw Pozi C/Snk BZP                           769
-----------------------------------------------------------------------------------------
Stonewood          YS000065      M3x12 Screw Pozi C/Snk Blk                           227
-----------------------------------------------------------------------------------------
Stonewood          YS000068      M2.5x12 Screw Pozi Pan Blk                           149
-----------------------------------------------------------------------------------------
Stonewood          YS000070      M2.5 Shakeproof Washer                              5133
-----------------------------------------------------------------------------------------
Stonewood          YS000079      M2.5 Plain Nylon Washer                              350
-----------------------------------------------------------------------------------------
Stonewood          YS000082      M2.5x4 Screw Pozi Pan Blk                              0
-----------------------------------------------------------------------------------------
Stonewood          YS000088      Locking Washer                                       687
-----------------------------------------------------------------------------------------
Stonewood          YS000089      M4x10 Nylon Grub Screw                               991
-----------------------------------------------------------------------------------------
Stonewood          YS000098      M3x16 Screw Pozi Pan BZP                            1189
-----------------------------------------------------------------------------------------
Stonewood          YS000142      3mm Rivscrew STL BZP                                3864
-----------------------------------------------------------------------------------------
Stonewood          YS000170      M3x6 Screw Pozi C/Snk Blk                            588
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P29     Yellow Keytop (Down Line Load)                       119
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P33     White Keytop (Down Line Load)                          7
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P54     White Keytop (FN)                                      1
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P56     Yellow Keytop (FN)                                   152
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          Z1007-P99     Black Keytop (-Blank-)                               146
-----------------------------------------------------------------------------------------
Stonewood          Z1014-P2      Transformer 220/240v 50Hz                             17
-----------------------------------------------------------------------------------------
Stonewood          Z1014-P5      Transformer 110/220/240v AC                            7
-----------------------------------------------------------------------------------------
Stonewood          Z1054-P72     ED500 Lid Fab. 2S/2PB                                 19
-----------------------------------------------------------------------------------------
Stonewood          Z1054-S61     ED500 Screened Base Fab.                              19
-----------------------------------------------------------------------------------------
Stonewood          Z1055-P15     ED500 Modified Lock Cam                               34
-----------------------------------------------------------------------------------------
Stonewood          Z1055-P21     ED500 Location Screw                                 118
-----------------------------------------------------------------------------------------
Stonewood          Z1055-P22     ED500 Front Screen                                    17
-----------------------------------------------------------------------------------------
Stonewood          Z1055-P24     ED500 Side Filler                                     34
-----------------------------------------------------------------------------------------
Stonewood          Z1084-P4      Connector Panel w/Earth Foot                          17
-----------------------------------------------------------------------------------------
Stonewood          Z1088-P1      Connector Mtg Panel Pillar                            26
-----------------------------------------------------------------------------------------
Stonewood          Z1088-P20     ED500 PSU Mounting Pillar                             17
-----------------------------------------------------------------------------------------
Stonewood          Z1211-P11     ED500 PSU Control PCB Fab.                             4
-----------------------------------------------------------------------------------------
Stonewood          Z1213-P4      ED500 PSU Module Chassis Plate                        24
-----------------------------------------------------------------------------------------
Stonewood          Z1214-P10     ED500 PSU Heatsink Insulator                           5
-----------------------------------------------------------------------------------------
Stonewood          Z1214-P2      ED500 PSU Heatsink                                    13
-----------------------------------------------------------------------------------------
Stonewood          Z1215-P2      ED500 PSU Module Mains Cover                          10
-----------------------------------------------------------------------------------------
Stonewood          Z1216-G20     PSU-Main & I/F PCB C/Form issA                        10
-----------------------------------------------------------------------------------------
Stonewood          Z1216-G22     PSU To Main PCB Cableform                             12
-----------------------------------------------------------------------------------------
Stonewood          Z1219-P3      Baltimore PSU Chassis Silpad                           4
-----------------------------------------------------------------------------------------
Stonewood          Z1219-P5      Baltimore Generic PSU Silpad                          54
-----------------------------------------------------------------------------------------
Stonewood          Z1393-P11     Insulator for I/F PCB                                 22
-----------------------------------------------------------------------------------------
Stonewood          Z1402-P2      Insulator for Sensor PCB Assy                          5
-----------------------------------------------------------------------------------------
Stonewood          Z1547-G14     Non-Recharge 2xBatt. PCB Assy                          3
-----------------------------------------------------------------------------------------
Stonewood          Z1547-P3      Non-Recharge 2xBatt. PCB Fab.                          2
-----------------------------------------------------------------------------------------
Stonewood          Z1631-P11     K.S.T. Magswipe PCB Fab.                              25
-----------------------------------------------------------------------------------------
Stonewood          Z1632-P11     K.S.T. Keypad Membrane                                51
-----------------------------------------------------------------------------------------
Stonewood          Z1633-P11     K.S.T. Magswipe Enclosure                              3
-----------------------------------------------------------------------------------------
Stonewood          Z1633-P5      K.S.T. Magswipe Cable Strap                           18
-----------------------------------------------------------------------------------------
Stonewood          Z1637-P3      K.S.T. Display Insulator                              48
-----------------------------------------------------------------------------------------
Stonewood          Z1662-P1      Sensor PCB Fabrication (issD)                         23
-----------------------------------------------------------------------------------------
Stonewood          Z1976-P1      Rambutan II SM/DIL Converter                         280
-----------------------------------------------------------------------------------------
Stonewood          Z2082-P11     Printed Label (Baltimore)                             20
-----------------------------------------------------------------------------------------
Stonewood          Z2085-P1      Printed Label (ED600RTS LED)                          71
-----------------------------------------------------------------------------------------
Stonewood          Z2085-P3      Printed Label (ED8000RL LED)                         182
-----------------------------------------------------------------------------------------
Stonewood          Z2086-P1      Printed Label (ED2048R3-G703)                          7
-----------------------------------------------------------------------------------------
Stonewood          Z2086-P2      Printed Label (ED2048R3-X21)                          67
-----------------------------------------------------------------------------------------
Stonewood          Z2086-P3      Printed Label (ED600RTS)                              30
-----------------------------------------------------------------------------------------
Stonewood          Z2086-P7      Printed Label (ED8000RL)                             124
-----------------------------------------------------------------------------------------
Stonewood          Z2087-P1      Printed Label (PSU)                                   91
-----------------------------------------------------------------------------------------
Stonewood          Z2087-P2      Printed Label (Port)                                  20
-----------------------------------------------------------------------------------------
Stonewood          Z2087-P3      Printed Label (BNC Port)                              53
-----------------------------------------------------------------------------------------
Stonewood          Z2087-P4      Printed Label (Port)                                  78
-----------------------------------------------------------------------------------------
Stonewood          Z2087-P5      Printed Label (ED8000RL Port)                         97
-----------------------------------------------------------------------------------------
Stonewood          Z2281-P2      ED8000RL 1u Base Fab.                                 25
-----------------------------------------------------------------------------------------
Stonewood          Z2283-P1      Generic 1u Front Panel                                21
-----------------------------------------------------------------------------------------
Stonewood          Z2286-P2      1u Connector Panel (ED8000RL)                         34
-----------------------------------------------------------------------------------------
Stonewood          Z2311-P1      Twin Z8K-16MHz Main PCB Fab.                          17
-----------------------------------------------------------------------------------------
Stonewood          Z2451-P1      Generic 1.5u Base Fab.                                 7
-----------------------------------------------------------------------------------------
Stonewood          Z2452-P1      Generic 1.5u Lid Fab.                                 12
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          Z2453-P1      Generic 1.5u Front Panel                              27
-----------------------------------------------------------------------------------------
Stonewood          Z2455-P1      1.5u Connector Panel (-X21)                            6
-----------------------------------------------------------------------------------------
Stonewood          CS000068      Cap. Elect 4700uF 16v Radial                           8
-----------------------------------------------------------------------------------------
Stonewood          CS000069      Cap. Elect 470uF 25v Axial                             8
-----------------------------------------------------------------------------------------
Stonewood          NS000012      16/0.2 Brown Stranded Wire                           250
-----------------------------------------------------------------------------------------
Stonewood          NS000013      16/0.2 Orange Stranded Wire                          850
-----------------------------------------------------------------------------------------
Stonewood          NS000020      16/0.2 Pink Stranded Wire                            110
-----------------------------------------------------------------------------------------
Stonewood          NS000021      16/0.2 Violet Stranded Wire                           90
-----------------------------------------------------------------------------------------
Stonewood          NS000023      16/0.2 Yellow Stranded Wire                           75
-----------------------------------------------------------------------------------------
Stonewood          274000-P2     Europay Kernel Fab. 2571-P2-D                        237
-----------------------------------------------------------------------------------------
Stonewood          SAS000507     I.C. EPF10K100EQC240-3 PQFP240                        48
-----------------------------------------------------------------------------------------
Stonewood          SAS000510     I.C. AM29LV800BB-120EC TSOP-48                        21
-----------------------------------------------------------------------------------------
Stonewood          SAS000512     I.C. CY62128L-70SO SOIC-32                            29
-----------------------------------------------------------------------------------------
Stonewood          SDS000235     Xtal 4Mhz GSX49-4 30pF                                 2
-----------------------------------------------------------------------------------------
Stonewood          TS000710      16way EMC Suppression Core                           111
-----------------------------------------------------------------------------------------
Stonewood          271010-P1     HSM/NSP Display PCB Fab.                              57
-----------------------------------------------------------------------------------------
Stonewood          271020-P1     HSM/NSP LED Mounting PCB Fab.                        963
-----------------------------------------------------------------------------------------
Stonewood          273000-P1     HSM/NSP I/F PCB Fab. 2590-P1-D                        24
-----------------------------------------------------------------------------------------
Stonewood          273000-P2     HSM/NSP I/F PCB Fab. 2590-P1-G                        52
-----------------------------------------------------------------------------------------
Stonewood          274000-P10    ED20M Kernel Fab. 2631-P1-1-3                        110
-----------------------------------------------------------------------------------------
Stonewood          274000-P20    Hifn Kernel Fab. 2641-P1-2A-2                        194
-----------------------------------------------------------------------------------------
Stonewood          560101-P1     v.2 Runner EMC Can Side Walls                          4
-----------------------------------------------------------------------------------------
Stonewood          560102-P1     v.2 Runner EMC Can Lid                                 7
-----------------------------------------------------------------------------------------
Stonewood          560103-P1     v.2 Runner EMC Can Plate                               7
-----------------------------------------------------------------------------------------
Stonewood          CS000260      Cap. Cer 0.01uF 2kv DE1207                          3640
-----------------------------------------------------------------------------------------
Stonewood          KS000002      36way Header 0.1"                                    226
-----------------------------------------------------------------------------------------
Stonewood          KS000504      9way Header D-Plug 90o                               120
-----------------------------------------------------------------------------------------
Stonewood          KS000509      2x50way Socket SFM150-01-SD                          306
-----------------------------------------------------------------------------------------
Stonewood          KS000514      5way PCB Mtg DIN 180o DS-035-C                        15
-----------------------------------------------------------------------------------------
Stonewood          KS000515      Ethernet TJ45 Telecom Jack 90o                       475
-----------------------------------------------------------------------------------------
Stonewood          KS000516      2x5way Socket TFH05DS                                142
-----------------------------------------------------------------------------------------
Stonewood          KS000518      2x10way Transition IDC 0.1"                          808
-----------------------------------------------------------------------------------------
Stonewood          KS000519      20way IDC Cable Socket                               201
-----------------------------------------------------------------------------------------
Stonewood          KS000536      2x50way Header TFM150-01-SDA                          35
-----------------------------------------------------------------------------------------
Stonewood          KS000537      90 WAY HEADER CONNECTOR 0.05"                          2
-----------------------------------------------------------------------------------------
Stonewood          KS000538      10 WAY HEADER CONNECTOR 0.05"                          4
-----------------------------------------------------------------------------------------
Stonewood          KS000539      40 WAY HEADER CONNECTOR 0.05"                          3
-----------------------------------------------------------------------------------------
Stonewood          KS000548      2x5way Box Header IDC                               1317
-----------------------------------------------------------------------------------------
Stonewood          KS000549      Polarizing Key 1-1437023-2                           820
-----------------------------------------------------------------------------------------
Stonewood          KS000570      3way Header 0.1" 90o                                  73
-----------------------------------------------------------------------------------------
Stonewood          KS000571      10way Box Header 90o IDC                             113
-----------------------------------------------------------------------------------------
Stonewood          KS000572      20way Box Header 90o IDC                             353
-----------------------------------------------------------------------------------------
Stonewood          KS000594      Baltimore 2way Circuit Jumper                       1053
-----------------------------------------------------------------------------------------
Stonewood          KS000614      2way Header 90o 0.1"                                   6
-----------------------------------------------------------------------------------------
Stonewood          KS000616      8way Shielded RJ45 Molex                               3
-----------------------------------------------------------------------------------------
Stonewood          KS001003      3way Header 90o (Use KS000001)                       716
-----------------------------------------------------------------------------------------
Stonewood          KS001304      2x5way Header (Use KS000506)                           9
-----------------------------------------------------------------------------------------
Stonewood          KS001405      2x5way Header (Use KS001443)                           8
-----------------------------------------------------------------------------------------
Stonewood          LS000004      M3 Red Terminal Ring 16-22awg                      39941
-----------------------------------------------------------------------------------------
Stonewood          LS000058      Horizontal Faston                                   1041
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          NS000005      7/0.2 White Stranded Wire                             33
-----------------------------------------------------------------------------------------
Stonewood          NS000014      16/0.2 Grn/Yel Stranded Wire                          37
-----------------------------------------------------------------------------------------
Stonewood          NS000414      20way Ribbon Cable 0.1"                               65
-----------------------------------------------------------------------------------------
Stonewood          NS000419      10way Ribbon Cable 28awg                              80
-----------------------------------------------------------------------------------------
Stonewood          NS000442      7/32 Blue Stranded Wire UL/CSA                        87
-----------------------------------------------------------------------------------------
Stonewood          NS000443      7/32 Red Stranded Wire UL/CSA                         87
-----------------------------------------------------------------------------------------
Stonewood          OS000014      TYRAP LARGE TYB25M                                   624
-----------------------------------------------------------------------------------------
Stonewood          QS000007      Kabalock Keyswitch Alt.                               30
-----------------------------------------------------------------------------------------
Stonewood          QS000163      Switch Push Button                                   205
-----------------------------------------------------------------------------------------
Stonewood          QS000182      SPST Switch D2JW-01K11 Omron                           8
-----------------------------------------------------------------------------------------
Stonewood          SAS000201     I.C. SN74HCT138DR                                    669
-----------------------------------------------------------------------------------------
Stonewood          SAS000444     I.C. CD74HCT165M96                                   869
-----------------------------------------------------------------------------------------
Stonewood          SAS000455     I.C. MC74AC132DR2 SO-14                             1518
-----------------------------------------------------------------------------------------
Stonewood          SAS000456     I.C. MC74AC14DR2 Hex SO-14                           424
-----------------------------------------------------------------------------------------
Stonewood          SAS000457     I.C. 74AC74 Dual Off SO-14                          1102
-----------------------------------------------------------------------------------------
Stonewood          SAS000460     I.C. 7665 Volt Detector 2% SO8                      1390
-----------------------------------------------------------------------------------------
Stonewood          SAS000472     I.C. 74AC32 4x2IP OR SOP-14                         2054
-----------------------------------------------------------------------------------------
Stonewood          SAS000475     I.C. 74AC08 4x2IP SOP-14                            1931
-----------------------------------------------------------------------------------------
Stonewood          SAS000488     I.C. LT1137ACG RS232 IF SSOP28                       891
-----------------------------------------------------------------------------------------
Stonewood          SAS000498     I.C. DS9502P ESD Prot. Diode                         169
-----------------------------------------------------------------------------------------
Stonewood          SAS000499     I.C. ICS1892Y Ethernet PHY                            50
-----------------------------------------------------------------------------------------
Stonewood          SAS000500     I.C. DS1813R-15 ECO SOT-23                          5105
-----------------------------------------------------------------------------------------
Stonewood          SAS000501     I.C. NPI6120-37                                      227
-----------------------------------------------------------------------------------------
Stonewood          SAS000508     I.C. TL072CD SO-8                                    465
-----------------------------------------------------------------------------------------
Stonewood          SAS000509     I.C. 4069UB SO-14                                    541
-----------------------------------------------------------------------------------------
Stonewood          SAS000511     I.C. IDT71V416S15-PH TSOP-44                         240
-----------------------------------------------------------------------------------------
Stonewood          SAS000513     I.C. CY62256VLL-70ZC TSOP-28                         417
-----------------------------------------------------------------------------------------
Stonewood          SAS000514     I.C. PI5C16212A TSSOP-56                            2692
-----------------------------------------------------------------------------------------
Stonewood          SAS000515     I.C. EPM7032AETC44-10 TQFP-44                        101
-----------------------------------------------------------------------------------------
Stonewood          SAS000517     I.C. LM317LM SO-8                                    506
-----------------------------------------------------------------------------------------
Stonewood          SAS000518     I.C. LTC1444IS SO-16                                6288
-----------------------------------------------------------------------------------------
Stonewood          SAS000519     I.C. LTC1625CGN SSOP-16                              889
-----------------------------------------------------------------------------------------
Stonewood          SAS000520     I.C. XPC860TZP50.B3 BGA                               28
-----------------------------------------------------------------------------------------
Stonewood          SAS000521     I.C. X2502OS SPI I/F EEPROM                          940
-----------------------------------------------------------------------------------------
Stonewood          SAS000522     I.C. DS1306EN TSSOP-20                               730
-----------------------------------------------------------------------------------------
Stonewood          SAS000523     I.C. MAX6328UR26 2.63v SOT23-3                       425
-----------------------------------------------------------------------------------------
Stonewood          SAS000525     I.C. PIC16LC711-04I/SS SSOP-20                        35
-----------------------------------------------------------------------------------------
Stonewood          SAS000526     I.C. DS60R-TRL SOT23-3                               325
-----------------------------------------------------------------------------------------
Stonewood          SAS000527     I.C. MAX406A(B)ESA SOIC-8                            853
-----------------------------------------------------------------------------------------
Stonewood          SAS000528     I.C. PS392EEE QSOP-16                               4264
-----------------------------------------------------------------------------------------
Stonewood          SAS000529     I.C. MAX6030A(B)EUR SOT23-3                           25
-----------------------------------------------------------------------------------------
Stonewood          SAS000545     I.C. AM29LV160DB-90EC                                441
-----------------------------------------------------------------------------------------
Stonewood          SAS000547     I.C. EPM3032ATC44-10 TQFP-44                         142
-----------------------------------------------------------------------------------------
Stonewood          SAS000548     I.C. XCV300-4PQ240C TSSOP                            130
-----------------------------------------------------------------------------------------
Stonewood          SAS000549     I.C. MC74ACT541DW (Motorola)                         660
-----------------------------------------------------------------------------------------
Stonewood          SAS000550     I.C. CY62148BLL-70SC SOIC-32                          84
-----------------------------------------------------------------------------------------
Stonewood          SAS000552     I.C. CY2305SC-1H                                     162
-----------------------------------------------------------------------------------------
Stonewood          SAS000553     I.C. 6500-100PH8                                     110
-----------------------------------------------------------------------------------------
Stonewood          SAS000630     I.C. XPC860TZP80.D3 BGA                               51
-----------------------------------------------------------------------------------------
Stonewood          SAS000636     I.C. PCC-ISES                                         37
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          SAS000638     I.C. XPC860TZP50.D4 BGA                               33
-----------------------------------------------------------------------------------------
Stonewood          SAS000654     I.C. CY62146VLL70BAI FPGA48                            2
-----------------------------------------------------------------------------------------
Stonewood          SAS000672     I.C. MT48LC8M16A2TG-75 TSOP-54                         6
-----------------------------------------------------------------------------------------
Stonewood          SAS000673     I.C. TC55V16256FT-12 TSOP-44                          17
-----------------------------------------------------------------------------------------
Stonewood          SAS000674     I.C. MC74AC244DW SO-20                                10
-----------------------------------------------------------------------------------------
Stonewood          SAS000675     I.C. LM20BIM Sensor SOT23-5                           10
-----------------------------------------------------------------------------------------
Stonewood          SAS000676     I.C. MAX872ESA 2.5v SO-8                              29
-----------------------------------------------------------------------------------------
Stonewood          SAS000679     I.C. CY2309SC-1H SOIC-16                              44
-----------------------------------------------------------------------------------------
Stonewood          SAS000680     I.C. SN74ABT16244ADGV TVSOP-48                         6
-----------------------------------------------------------------------------------------
Stonewood          SAS000681     I.C. EPM3064ATC100-10 TQFP100                          2
-----------------------------------------------------------------------------------------
Stonewood          SAS000686     I.C. NC7SZ08P5-EIAJ SC-88a                           105
-----------------------------------------------------------------------------------------
Stonewood          SAS000689     I.C. EP1K50FC256-3 FBGA-256                            2
-----------------------------------------------------------------------------------------
Stonewood          SBS000301     Resistor 10ohm 0.25w 1% 1206                       18430
-----------------------------------------------------------------------------------------
Stonewood          SBS000309     Resistor 47ohm 0.25w 1% 1206                        7288
-----------------------------------------------------------------------------------------
Stonewood          SBS000384     Resistor 3.3m 0.25w 1% 1206                         7500
-----------------------------------------------------------------------------------------
Stonewood          SBS000385     Resistor 5.1m 0.25w 1% 1206                         3150
-----------------------------------------------------------------------------------------
Stonewood          SBS000386     Resistor 4.7m 0.25w 1% 1206                         2400
-----------------------------------------------------------------------------------------
Stonewood          SBS000387     Resistor 6.8m 0.25w 1% 1206                          250
-----------------------------------------------------------------------------------------
Stonewood          SBS000390     Resistor 4.7ohm 0.25w 1% 1206                       1342
-----------------------------------------------------------------------------------------
Stonewood          SBS000407     Resistor 33ohm 0.063w 1% 0603                       6330
-----------------------------------------------------------------------------------------
Stonewood          SBS000408     Resistor 39ohm 0.063w 1% 0603                       1250
-----------------------------------------------------------------------------------------
Stonewood          SBS000416     Resistor 180ohm 0.063w 1% 0603                      7286
-----------------------------------------------------------------------------------------
Stonewood          SBS000417     Resistor 220ohm 0.063w 1% 0603                      6075
-----------------------------------------------------------------------------------------
Stonewood          SBS000420     Resistor 390ohm 0.063w 1% 0603                      6700
-----------------------------------------------------------------------------------------
Stonewood          SBS000428     Resistor 1.8k 0.063w 1% 0603                        6654
-----------------------------------------------------------------------------------------
Stonewood          SBS000431     Resistor 3.3k 0.063w 1% 0603                        1775
-----------------------------------------------------------------------------------------
Stonewood          SBS000442     Resistor 27k 0.063w 1% 0603                         1954
-----------------------------------------------------------------------------------------
Stonewood          SBS000444     Resistor 39k 0.063w 1% 0603                         5900
-----------------------------------------------------------------------------------------
Stonewood          SBS000453     Resistor 220k 0.063w 1% 0603                       35500
-----------------------------------------------------------------------------------------
Stonewood          SBS000466     Resistor 2.2m 0.063w 1% 0603                       15738
-----------------------------------------------------------------------------------------
Stonewood          SBS000481     Resistor 1.8m 0.063w 1% 0603                        7000
-----------------------------------------------------------------------------------------
Stonewood          SBS000484     Resistor 51ohm 0.063w 1% 0603                       2430
-----------------------------------------------------------------------------------------
Stonewood          SBS000486     Resistor 110ohm 0.063w 1% 0603                      9355
-----------------------------------------------------------------------------------------
Stonewood          SBS000487     Resistor 3.3m 0.063w 1% 0603                        4955
-----------------------------------------------------------------------------------------
Stonewood          SBS000488     Resistor 360k 0.063w 1% 0603                        6950
-----------------------------------------------------------------------------------------
Stonewood          SBS000489     Resistor 36k 0.063w 1% 0603                         6950
-----------------------------------------------------------------------------------------
Stonewood          SBS000490     Resistor 13k 0.063w 1% 0603                         7050
-----------------------------------------------------------------------------------------
Stonewood          SBS000491     Resistor 430ohm 0.063w 1% 0603                      7175
-----------------------------------------------------------------------------------------
Stonewood          SBS000492     Resistor 130k 0.063w 1% 0603                        2800
-----------------------------------------------------------------------------------------
Stonewood          SBS000504     Resistor 49R9 0.125w 1% 50ppm                       5486
-----------------------------------------------------------------------------------------
Stonewood          SBS000505     Resistor 7K15 0.125w 1% 50ppm                       3070
-----------------------------------------------------------------------------------------
Stonewood          SBS000545     Resistor 4.7mohm 0.063 1% 0603                      4000
-----------------------------------------------------------------------------------------
Stonewood          SBS000546     Resistor 5.1mohm 0.063 1% 0603                      3975
-----------------------------------------------------------------------------------------
Stonewood          SBS000549     Resistor 49R9 0.063w 1% 0603                        8550
-----------------------------------------------------------------------------------------
Stonewood          SBS000550     Resistor 7K15 0.063w 1% 0603                        8575
-----------------------------------------------------------------------------------------
Stonewood          SBS000551     Resistor 2.4mohm 0.063 5% 0603                      5000
-----------------------------------------------------------------------------------------
Stonewood          SBS000552     Resistor 3.0mohm 0.063 5% 0603                      5000
-----------------------------------------------------------------------------------------
Stonewood          SBS000553     Resistor 5.1mohm 0.063 5% 0603                      5000
-----------------------------------------------------------------------------------------
Stonewood          SBS000554     Resistor 6.8mohm 0.063 5% 0603                      5000
-----------------------------------------------------------------------------------------
Stonewood          SBS000555     Resistor 7.5mohm 0.063 5% 0603                      5000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          SCS000138     Cap. X7R 1.0uF 16v 10% 1206                         8546
-----------------------------------------------------------------------------------------
Stonewood          SCS000235     Cap. COG 150pF 50v 5% 0603                          7800
-----------------------------------------------------------------------------------------
Stonewood          SCS000236     Cap. Z5U 0.1uF 50v 20% 0805                         4309
-----------------------------------------------------------------------------------------
Stonewood          SCS000239     Cap. Y5V 1uF 25v 1206                               1375
-----------------------------------------------------------------------------------------
Stonewood          SCS000242     Cap. COG 10pF 50v 0603                              3898
-----------------------------------------------------------------------------------------
Stonewood          SCS000243     Cap. X7R 0.01uF 50v 10% 0603                        2050
-----------------------------------------------------------------------------------------
Stonewood          SCS000254     Cap. COG 33pF 50v 5% 0603                           2243
-----------------------------------------------------------------------------------------
Stonewood          SCS000255     Cap. COG 47pF 50v 5% 0603                           2285
-----------------------------------------------------------------------------------------
Stonewood          SCS000259     Cap. X7R 1000pF 50v 10% 0603                        2830
-----------------------------------------------------------------------------------------
Stonewood          SCS000261     Cap. Tant 33uF 25v 10% Type-E                       2012
-----------------------------------------------------------------------------------------
Stonewood          SCS000264     Cap. Cer 220pF 50v 10% 0603                         4375
-----------------------------------------------------------------------------------------
Stonewood          SCS000266     Cap. Cer 4.7nF 50v 5% 1206                          3150
-----------------------------------------------------------------------------------------
Stonewood          SCS000267     Cap. Cer 6.8nF 50v 5% 1210                          2400
-----------------------------------------------------------------------------------------
Stonewood          SCS000268     Cap. Y5V 0.1uF 50v +80-20 0603                      7725
-----------------------------------------------------------------------------------------
Stonewood          SCS000269     Cap. Cer 470nF 16v 10% 1206                         3100
-----------------------------------------------------------------------------------------
Stonewood          SCS000270     Cap. Tant 68uF 25v L/ESR TAJV                       5379
-----------------------------------------------------------------------------------------
Stonewood          SCS000271     Cap. Tant 330uF 10v L/ESR TAJV                      4432
-----------------------------------------------------------------------------------------
Stonewood          SCS000272     Cap. Tant 10uF 6.3v 10% Type-A                      1775
-----------------------------------------------------------------------------------------
Stonewood          SCS000274     Cap. Tant 33uF 6.3v 10% Type-B                      1250
-----------------------------------------------------------------------------------------
Stonewood          SCS000275     Cap. Tant 47uF 16v 10% Type-D                       1975
-----------------------------------------------------------------------------------------
Stonewood          SCS000287     Cap. MLC Y5V 2.2UF 16v 1206                         7123
-----------------------------------------------------------------------------------------
Stonewood          SCS000315     Cap. Multilayer 100pF 50v 0603                       360
-----------------------------------------------------------------------------------------
Stonewood          SCS000363     Cap. Cer 1nF 50v 0603                               3775
-----------------------------------------------------------------------------------------
Stonewood          SCS000381     Cap. X7R 15nF 50v 5% 0603                           3975
-----------------------------------------------------------------------------------------
Stonewood          SDS000185     Transistor 2N7002 60v SOT23                         2810
-----------------------------------------------------------------------------------------
Stonewood          SDS000205     Diode BAT54C SOT-23                                  950
-----------------------------------------------------------------------------------------
Stonewood          SDS000213     Oscillator 40MHz GXO-U108H                          2554
-----------------------------------------------------------------------------------------
Stonewood          SDS000220     DIODE BZX84-C4V7                                     849
-----------------------------------------------------------------------------------------
Stonewood          SDS000227     Xtal 25Mhz GSX49-4 30pF                              627
-----------------------------------------------------------------------------------------
Stonewood          SDS000229     Inductor 22000pF NFA62R10C223                        850
-----------------------------------------------------------------------------------------
Stonewood          SDS000231     5.6v Transguard Varistor 1206                       1355
-----------------------------------------------------------------------------------------
Stonewood          SDS000232     14v Transguard Suppressor 1206                       255
-----------------------------------------------------------------------------------------
Stonewood          SDS000233     Transistor MMUN2116LT1                              3588
-----------------------------------------------------------------------------------------
Stonewood          SDS000234     Transistor MMUN2216LT1 SOT-23                        231
-----------------------------------------------------------------------------------------
Stonewood          SDS000236     Oscillator 12.0Mhz GXO-U108L                        1332
-----------------------------------------------------------------------------------------
Stonewood          SDS000237     Oscillator 3.6864MHz GXO-U108L                       977
-----------------------------------------------------------------------------------------
Stonewood          SDS000238     Xtal 32.768Khz GSX-200/D 6pF                        3976
-----------------------------------------------------------------------------------------
Stonewood          SDS000239     Xtal 4Mhz GSX49-4 16pF                                12
-----------------------------------------------------------------------------------------
Stonewood          SDS000240     Diode Zener 2.4v SOT23                               228
-----------------------------------------------------------------------------------------
Stonewood          SDS000241     Diode BAV199LT1 SOT23 Low Leak                        80
-----------------------------------------------------------------------------------------
Stonewood          SDS000242     Rectifier MBRA13OLT3                                1297
-----------------------------------------------------------------------------------------
Stonewood          SDS000243     Inductor 15uH CTX15-4 Case4                           96
-----------------------------------------------------------------------------------------
Stonewood          SDS000245     Regulator EZ1582CM2.5 TO-263                        1829
-----------------------------------------------------------------------------------------
Stonewood          SDS000246     Rectifier IRF7311 SO-8                               173
-----------------------------------------------------------------------------------------
Stonewood          SDS000256     Regulator LP2985IM5-3.3                              652
-----------------------------------------------------------------------------------------
Stonewood          SDS000257     Oscillator 25MHz GXO-U108L                          1236
-----------------------------------------------------------------------------------------
Stonewood          SDS000259     Inductor BLM31A601S                                 1675
-----------------------------------------------------------------------------------------
Stonewood          SDS000273     Inductor LMB31A601S                                  873
-----------------------------------------------------------------------------------------
Stonewood          SDS000336     Regulator SC1566IM-1.8 TO263-3                        12
-----------------------------------------------------------------------------------------
Stonewood          SDS000337     Regulator SC1566IM-2.5 TO263-3                        12
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          SDS000352     Mosfet NDS332 P-Chan. SOT23-3                          5
-----------------------------------------------------------------------------------------
Stonewood          SES000047     Red LED HLMP-6300-011                               1404
-----------------------------------------------------------------------------------------
Stonewood          SES000048     Green LED HLMP-6500-F0011                            697
-----------------------------------------------------------------------------------------
Stonewood          SES000049     Yellow LED HLMP-6400-011                             783
-----------------------------------------------------------------------------------------
Stonewood          SKS000520     Mesh Conn. 04-6214-027-010-800                       985
-----------------------------------------------------------------------------------------
Stonewood          SKS000521     31way BERG Socket 91931-31131                        478
-----------------------------------------------------------------------------------------
Stonewood          SKS000522     2x5way Socket SFM105-02-SDTR                         297
-----------------------------------------------------------------------------------------
Stonewood          SKS000523     2x20way Socket SFM120-02-SDTR                        132
-----------------------------------------------------------------------------------------
Stonewood          SKS000524     Flexi Connector 93743-130                             48
-----------------------------------------------------------------------------------------
Stonewood          SKS000534     2x50way Conn. FTSH150-03-LDVEC                       108
-----------------------------------------------------------------------------------------
Stonewood          SKS000540     31 WAY CONNECTOR                                      33
-----------------------------------------------------------------------------------------
Stonewood          SKS000550     2x50way Header TFM150-02-SDP                           8
-----------------------------------------------------------------------------------------
Stonewood          SKS000565     SM CONNECTOR SFM150-02-S-D-P                         338
-----------------------------------------------------------------------------------------
Stonewood          SKS000588     50way Plug FTSH150-04-LDV                             40
-----------------------------------------------------------------------------------------
Stonewood          SKS000617     2x60way Socket QTH60-01-LDA                            2
-----------------------------------------------------------------------------------------
Stonewood          SS000038      Copper Tape 33mx19mmx0.076mm                           4
-----------------------------------------------------------------------------------------
Stonewood          SS000075      Epoxy Potting Compound J1575                          15
-----------------------------------------------------------------------------------------
Stonewood          SS000078      EMC Window CCP-175-30x30                             128
-----------------------------------------------------------------------------------------
Stonewood          SS000079      Foam EMC Shielding Gasket                             15
-----------------------------------------------------------------------------------------
Stonewood          SVS000042     Slow Blow Fuse 2amp R452.002                         856
-----------------------------------------------------------------------------------------
Stonewood          TS000603      Battery QTC85 3B940 AA PC                            424
-----------------------------------------------------------------------------------------
Stonewood          TS000620      Lithium Battery 7.2Ah C-Size                         198
-----------------------------------------------------------------------------------------
Stonewood          TS000662      30mm Grooved Pin Blk 0562x30                        1369
-----------------------------------------------------------------------------------------
Stonewood          TS000665      M3.1x6x2mm Round Spacer                             2452
-----------------------------------------------------------------------------------------
Stonewood          TS000666      M3.1x6x4mm Round Spacer                              124
-----------------------------------------------------------------------------------------
Stonewood          TS000667      M3x35 Spacer Hex Brass                              1323
-----------------------------------------------------------------------------------------
Stonewood          TS000668      Insert Foot 7x16mmDia                                717
-----------------------------------------------------------------------------------------
Stonewood          TS000669      Baltimore Tamper Evident Bag                          26
-----------------------------------------------------------------------------------------
Stonewood          TS000828      M3 6.5x35MM Round Spacer                              50
-----------------------------------------------------------------------------------------
Stonewood          WS000004      M2 Nut BZP                                            44
-----------------------------------------------------------------------------------------
Stonewood          XS000028      White Label 9.53x9.53                              30000
-----------------------------------------------------------------------------------------
Stonewood          XS000029      Silver Label 25.4x4.75                             21916
-----------------------------------------------------------------------------------------
Stonewood          YS000023      M3x10 Screw Pozi Pan BZP                            1958
-----------------------------------------------------------------------------------------
Stonewood          YS000058      M3x12 Screw Pozi Pan BZP                             373
-----------------------------------------------------------------------------------------
Stonewood          YS000075      M6 Shakeproof Washer                                1385
-----------------------------------------------------------------------------------------
Stonewood          YS000103      M3 Spring Washer                                     861
-----------------------------------------------------------------------------------------
Stonewood          YS000149      No.4x1/4 Plastite Screw                              237
-----------------------------------------------------------------------------------------
Stonewood          YS000150      M3x6 Screw Button Head BZP                           118
-----------------------------------------------------------------------------------------
Stonewood          YS000151      No.4x6.5mm Screw Pozi Pan                            509
-----------------------------------------------------------------------------------------
Stonewood          YS000152      Mono-Drive Screw Pan Head                           1661
-----------------------------------------------------------------------------------------
Stonewood          YS000153      Mono-Drive Screw C/Snk                               392
-----------------------------------------------------------------------------------------
Stonewood          YS000154      No.2x6.3 Screw S/Tap BZP                              90
-----------------------------------------------------------------------------------------
Stonewood          YS000157      M3x12 Screw Pozi S/Tap BZP                           135
-----------------------------------------------------------------------------------------
Stonewood          YS000160      M2 Plain Steel Washer                                182
-----------------------------------------------------------------------------------------
Stonewood          YS000182      M3x20 Mono-Drive Button Head                           8
-----------------------------------------------------------------------------------------
Stonewood          YS000183      M2x8 Screw Pozi Pan BZP                               35
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P58     Red Keytop (Erase)                                   421
-----------------------------------------------------------------------------------------
Stonewood          Z1007-P59     Orange Keytop (Restart)                              144
-----------------------------------------------------------------------------------------
Stonewood          Z2595-P1      HSM/NSP I/Face PCB Insulator                        1439
-----------------------------------------------------------------------------------------
Stonewood          Z2595-P2      EMC Can Insulator                                      5
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          Z2597-P1      HSM/NSP Keypad Membrane (issB)                        26
-----------------------------------------------------------------------------------------
Stonewood          Z2597-P2      HSM/NSP Keypad Membrane (issC)                       310
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P1      Front Fascia (4-Hole) LAN/WAN                        296
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P10     Front Fascia (2-Hole) LAN                              4
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P11     Front Fascia (2-Hole) LAN/WAN                         31
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P14     NSP 1-Port Base Fabrication                           50
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P14/S   NSP 1-Port Base Fabrication                           85
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P2      Front Fascia Flap                                   1093
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P3      HSM/NSP Lid Fabrication                               69
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P3/S    HSM/NSP Lid Fabrication                              195
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P4      HSM 2-Port Base Fabrication                           24
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P4/S    HSM 2-Port Base Fabrication                          204
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P5      Fascia Mounting Bracket L/H                          243
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P5/S    Fascia Mounting Bracket L/H                          233
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P6      Fascia Mounting Bracket R/H                          250
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P6/S    Fascia Mounting Bracket R/H                          232
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P7      SCR Mounting Bracket Front                           102
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P7/S    SCR Mounting Bracket Front                           248
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P8      SCR Mounting Bracket Rear                            109
-----------------------------------------------------------------------------------------
Stonewood          Z2620-P8/S    SCR Mounting Bracket Rear                            260
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P1      Kernel Outer Box S/Assy                               64
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P1/S    Kernel Outer Box S/Assy                              124
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P12     HiFN Inner Box Top                                    19
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P12/S   HiFN Inner Box Top                                   295
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P13     HiFN Inner Box Base                                   15
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P13/S   HiFN Inner Box Base                                  295
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P2      Kernel Inner Box Top                                  62
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P3      Kernel Inner Box Base                                 74
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P4      HSM/NSP Silpad                                        39
-----------------------------------------------------------------------------------------
Stonewood          Z2621-P5      Kernel Silpad                                        751
-----------------------------------------------------------------------------------------
Stonewood          Z2628-P1      I/F PCB Screening Can (issA)                          20
-----------------------------------------------------------------------------------------
Stonewood          Z2628-P2      I/F PCB Screening Can (issA)                         295
-----------------------------------------------------------------------------------------
Stonewood          Z2655-P1      HSM/NSP Keypad Membrane (issA)                       100
-----------------------------------------------------------------------------------------
Stonewood          Z2745-P1      v.2 Runner Base Cover Plate                            4
-----------------------------------------------------------------------------------------
Stonewood          ZAS000417     I.C. PQR512 PQFP100                                  123
-----------------------------------------------------------------------------------------
Stonewood          272000-P1     PCI Card PCB Fab. 2651-P1-A                          121
-----------------------------------------------------------------------------------------
Stonewood          272000-P2     PCI Card Kernel Spacers                               56
-----------------------------------------------------------------------------------------
Stonewood          272010-P2     PCI Card Kernel Lid (issF)                            23
-----------------------------------------------------------------------------------------
Stonewood          272010-P3     PCI Card Kernel L/H Bracket                           13
-----------------------------------------------------------------------------------------
Stonewood          272010-P4     PCI Card Kernel R/H Bracket                           13
-----------------------------------------------------------------------------------------
Stonewood          272010-P5     PCI Card Kernel Support                                2
-----------------------------------------------------------------------------------------
Stonewood          272010-P6     PCI Card Conductive Spacer                            55
-----------------------------------------------------------------------------------------
Stonewood          272010-P7     PCI Card Non-Conductive Spacer                       189
-----------------------------------------------------------------------------------------
Stonewood          272100-P1     PCI Card Bracket IssA                                769
-----------------------------------------------------------------------------------------
Stonewood          272510-P1     PCI Test Main PCB Fab.                                 1
-----------------------------------------------------------------------------------------
Stonewood          272520-P1     PCI Upriser PCB Fabrication                            1
-----------------------------------------------------------------------------------------
Stonewood          272530-P1     PCI Test Interface PCB Fab.                            1
-----------------------------------------------------------------------------------------
Stonewood          420010-P1     OmniPort PCB Fab.                                    208
-----------------------------------------------------------------------------------------
Stonewood          420020-P1     OmniPort Left Hand Screw Tab                          16
-----------------------------------------------------------------------------------------
Stonewood          420030-P1     OmniPort Right Hand Screw Tab                         14
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          420100-P10    OmniPort Cable Clamp                                  60
-----------------------------------------------------------------------------------------
Stonewood          420100-P2     OmniPort Stand                                         2
-----------------------------------------------------------------------------------------
Stonewood          420100-P3     OmniPort Top End Cap                                   1
-----------------------------------------------------------------------------------------
Stonewood          420100-P4     OmniPort Bottom End Cap                                1
-----------------------------------------------------------------------------------------
Stonewood          420100-P6     OmniPort Escutcheon                                   83
-----------------------------------------------------------------------------------------
Stonewood          420100-P7     OmniPort Keypad Membrane                             834
-----------------------------------------------------------------------------------------
Stonewood          420100-P8     OmniPort Weight                                        7
-----------------------------------------------------------------------------------------
Stonewood          AS000195      I.C. 74HCT00 Quad 2-IP NAND                          195
-----------------------------------------------------------------------------------------
Stonewood          AS000502      LCD Module COG16265-V01-DP10.0                       261
-----------------------------------------------------------------------------------------
Stonewood          AS000658      I.C. PIC16C62B-04/SP                                  10
-----------------------------------------------------------------------------------------
Stonewood          AS000659      I.C. MAX312CPE 16pin DIL                               1
-----------------------------------------------------------------------------------------
Stonewood          AS000661      I.C. MAX205CPG 24pin DIL                               1
-----------------------------------------------------------------------------------------
Stonewood          AS000665      I.C. OPA251PA                                          1
-----------------------------------------------------------------------------------------
Stonewood          AS000667      I.C. INA122PA                                          1
-----------------------------------------------------------------------------------------
Stonewood          BS000029      Resistor MF 4.7k 0.33w 5%                             56
-----------------------------------------------------------------------------------------
Stonewood          BS000153      Resistor MF 360ohm 0.60w 1%                         1008
-----------------------------------------------------------------------------------------
Stonewood          BS000537      Resistor MF 1k 0.25w 0.1%                             10
-----------------------------------------------------------------------------------------
Stonewood          BS000538      Resistor MF 100k 0.25w 0.1%                            5
-----------------------------------------------------------------------------------------
Stonewood          CS000346      Cap. Elect 470uF 16v 53mohm                            2
-----------------------------------------------------------------------------------------
Stonewood          CS000347      Cap. Elect 330uF 35v 85mohm                           67
-----------------------------------------------------------------------------------------
Stonewood          CS000349      Cap. Elect 220uF 25v 85mohm                            7
-----------------------------------------------------------------------------------------
Stonewood          DS000223      Diode Schottky 1N5820 DO-27                          454
-----------------------------------------------------------------------------------------
Stonewood          KS000282      9WAY D COVER                                          82
-----------------------------------------------------------------------------------------
Stonewood          KS000584      9way Mini-Din Socket MDJ9DM                            1
-----------------------------------------------------------------------------------------
Stonewood          KS000592      2x10way Header FTS110-01-LD                          388
-----------------------------------------------------------------------------------------
Stonewood          KS000608      9WAY MINI DIN PLUG                                     3
-----------------------------------------------------------------------------------------
Stonewood          KS001444      10way IDC Header 0.1" 26awg                          302
-----------------------------------------------------------------------------------------
Stonewood          KS001452      2x50way Conn. FTSH150-04-LD                            1
-----------------------------------------------------------------------------------------
Stonewood          KS001456      BNC Connector 50ohm                                    1
-----------------------------------------------------------------------------------------
Stonewood          KS001459      64way A/C 4mm DIN Plug                                 2
-----------------------------------------------------------------------------------------
Stonewood          KS001460      64way A/C 4mm DIN Socket                               2
-----------------------------------------------------------------------------------------
Stonewood          KS001461      20way Header ETH110-01-SD                              1
-----------------------------------------------------------------------------------------
Stonewood          KS001462      96way DIN Plug 90o                                     2
-----------------------------------------------------------------------------------------
Stonewood          MSK1440       Double Sided Tape Sheet                              347
-----------------------------------------------------------------------------------------
Stonewood          NS000002      Red Kynar Wire 30AWG                                  90
-----------------------------------------------------------------------------------------
Stonewood          NS000429      100way Ribbon Cable 0.635mm                            4
-----------------------------------------------------------------------------------------
Stonewood          OS000074      RUB/GROMMET ID 6 OD 9 NOMINAL                        106
-----------------------------------------------------------------------------------------
Stonewood          QS000172      SPNC TACT Switch DTSA61R                            1960
-----------------------------------------------------------------------------------------
Stonewood          SAS000491     I.C. LM2585S-12 12v TO-263                           116
-----------------------------------------------------------------------------------------
Stonewood          SAS000492     I.C. LM39401S-3.3 Regulator 1a                        32
-----------------------------------------------------------------------------------------
Stonewood          SAS000493     I.C. MC74AC04D Hex Inverter                           58
-----------------------------------------------------------------------------------------
Stonewood          SAS000495     I.C. 74FCT245AQT QSOP20                               23
-----------------------------------------------------------------------------------------
Stonewood          SAS000496     I.C. 74FCT574ATQ QSOP                                 22
-----------------------------------------------------------------------------------------
Stonewood          SAS000632     I.C. AM79C972BVC E/Net Control                       129
-----------------------------------------------------------------------------------------
Stonewood          SAS000633     I.C. LM2937ES-8.0 Regulator                           33
-----------------------------------------------------------------------------------------
Stonewood          SAS000634     I.C. 93LC46B/SN 64x16 EEPROM                         100
-----------------------------------------------------------------------------------------
Stonewood          SAS000635     I.C. P82B715TD SO-8 Extender                          60
-----------------------------------------------------------------------------------------
Stonewood          SAS000639     I.C. 93C46B/ST TSSOP-8                               176
-----------------------------------------------------------------------------------------
Stonewood          SAS000642     Gemplus I.C. MC100 QFP44 v1.1                         24
-----------------------------------------------------------------------------------------
Stonewood          SAS000643     Gemplus I.C. IC100 TSSOP24                           104
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Stonewood          SAS000691     Gemplus I.C. MC100 QFP44 v1.21                       175
-----------------------------------------------------------------------------------------
Stonewood          SBS000400     Resistor 1ohm 0.063 5% 0603                         3700
-----------------------------------------------------------------------------------------
Stonewood          SCS000253     CAP TANT 0.68 UF 20V                                1950
-----------------------------------------------------------------------------------------
Stonewood          SCS000306     Cap. Cer 10nF 50v 10% 0805                          3525
-----------------------------------------------------------------------------------------
Stonewood          SCS000324     Cap. Cer 22nF 25v 10% 0603                          3950
-----------------------------------------------------------------------------------------
Stonewood          SCS000350     Cap. Tant 47uF 25v CaseD                              67
-----------------------------------------------------------------------------------------
Stonewood          SCS000352     Cap. Tant 22uF 10v 10% CaseC                         200
-----------------------------------------------------------------------------------------
Stonewood          SDS000224     Oscillator 50MHz GXO-U108H/B                        1783
-----------------------------------------------------------------------------------------
Stonewood          SDS000310     15uH Inductor CDRH127-150MC                          762
-----------------------------------------------------------------------------------------
Stonewood          SDS000314     Xtal 14.7456Mhz GSX49-4                              290
-----------------------------------------------------------------------------------------
Stonewood          SDS000315     Inductor 100uH 3613A101K                              16
-----------------------------------------------------------------------------------------
Stonewood          SKS000583     50way Socket FLE-150-01-G-DV                           5
-----------------------------------------------------------------------------------------
Stonewood          SKS000585     31way BERG Header 91911-31131                         12
-----------------------------------------------------------------------------------------
Stonewood          SKS000586     31way PCB Mounting Receptacle                         25
-----------------------------------------------------------------------------------------
Stonewood          SKS000587     50way Socket SFMC150-L2-SD                             0
-----------------------------------------------------------------------------------------
Stonewood          SKS000591     SmartCard Connector CCM01-2251                         9
-----------------------------------------------------------------------------------------
Stonewood          SKS000593     2x10way Socket CLP110-02-LDBE                        302
-----------------------------------------------------------------------------------------
Stonewood          SS000016      1" Wide Kapton Tape 33m Reel                          11
-----------------------------------------------------------------------------------------
Stonewood          SVS000027     2.0a PolyFuse SMD200-2018-2                          495
-----------------------------------------------------------------------------------------
Stonewood          SVS000028     450mA PolyFuse MINISMDC050                             3
-----------------------------------------------------------------------------------------
Stonewood          SVS000041     2.0a PolyFuse MINISMDC200-2                         1796
-----------------------------------------------------------------------------------------
Stonewood          TS000709      3.6v Lithium Battery LS14500C                        140
-----------------------------------------------------------------------------------------
Stonewood          TS000714      Mini-Din Moulded Cable GT901                         102
-----------------------------------------------------------------------------------------
Stonewood          TS000745      20way R/Cable TCSD10D05.00-01F                         1
-----------------------------------------------------------------------------------------
Stonewood          TS000746      M5x25mm Nylon Spacer                                  40
-----------------------------------------------------------------------------------------
Stonewood          TS000748      FERRITE I/D 6.0 SNAP ON                                9
-----------------------------------------------------------------------------------------
Stonewood          TS000749      Mini-Din Moulded Cable GT901                         425
-----------------------------------------------------------------------------------------
Stonewood          WS000007      M5 Nut BZP                                           402
-----------------------------------------------------------------------------------------
Stonewood          YS000133      M4 Fibre Washer                                     2696
-----------------------------------------------------------------------------------------
Stonewood          YS000156      M2.5x8 Screw S/Tap Pozi BZP                          523
-----------------------------------------------------------------------------------------
Stonewood Total
-----------------------------------------------------------------------------------------
Grand Total
-----------------------------------------------------------------------------------------

                                   SCHEDULE 12

                              Baltimore Trade Marks

Trade Mark           Status       No.        Classes         Registry

BALTIMORE            Advertised   2185858    9, 16, 37, 42     UK
SQUARE DEVICE        Registered   1237588    9, 16, 42         CTM
BALTIMORE            Registered   1152305    9, 16, 42         CTM
BALTIMORE & DEVICE   Pending      75750855   9, 42             US
SQUARE DEVICE        Registered   75707858   9, 42             US

IN WITNESS whereof this Deed has been entered into the day and year first before written.

[EXECUTED as a deed by the             )
affixing of the Common Seal       )
of  Baltimore Technologies plc    )
in the presence of:               )

Director

Director/Secretary]

EXECUTED as a deed by the              )
affixing of the Common Seal       )
of AEP Systems International Limited               )
in the presence of:               )

Director

Director/Secretary

Present when the
Common Seal of
Baltimore Technologies
Limited was affixed
Hereto: -